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                                                                   EXHIBIT 10(b)

                                CREDIT AGREEMENT

                           Dated as of March 25, 2003

                                      among

                                     K2 INC.
                                       and
                    CERTAIN OF ITS SUBSIDIARIES PARTY HERETO,
                      as the Borrowers and the Guarantors,

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,
                                 as the Lenders,

                                       and

                                  BANK ONE, NA,
                            as Administrative Agent,

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Syndication Agent,

                              JP MORGAN CHASE BANK
                             as Documentation Agent,

                        LASALLE BANK NATIONAL ASSOCIATION
                                       and
                           FLEET CAPITAL CORPORATION,
                                  as Co-Agents

                               [LOGO OF BANK ONE]

                         BANC ONE CAPITAL MARKETS, INC.
                       LEAD ARRANGER AND SOLE BOOK RUNNER

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                                TABLE OF CONTENTS

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
ARTICLE 1  DEFINITIONS ..........................................................1
        Section 1.1       Definitions ...........................................1

ARTICLE 2  THE CREDITS .........................................................34
        Section 2.1       Revolving Commitments ................................34
        Section 2.2       Term Loans B .........................................39
        Section 2.3       Evidence of Indebtedness; Noteless Agreement .........39
        Section 2.4       Facility LCs and Acceptances .........................39
        Section 2.5       Interest .............................................47
        Section 2.6       Continuation and Conversion of Outstanding Loans .....48
        Section 2.7       Borrowing Notices Irrevocable ........................49
        Section 2.8       Interest Periods .....................................49
        Section 2.9       Limitation of Interest ...............................49
        Section 2.10      Fees .................................................50
        Section 2.11      Payment of the Loans .................................52
        Section 2.12      Termination of Facilities ............................52
        Section 2.13      Prepayment of the Loans ..............................53
        Section 2.14      Payments by the Borrowers ............................54
        Section 2.15      Payments as Revolving Advances .......................54
        Section 2.16      Apportionment, Application, and Reversal of Payments..55
        Section 2.17      Settlement ...........................................56
        Section 2.18      Indemnity for Returned Payments ......................57
        Section 2.19      Judgment Currency ....................................58

ARTICLE 3 YIELD PROTECTION; TAXES ..............................................58
        Section 3.1       Yield Protection .....................................58
        Section 3.2       Changes in Capital Adequacy Regulations ..............59
        Section 3.3       Availability of Types of Advances ....................60
        Section 3.4       Funding Indemnification ..............................60
        Section 3.5       Taxes.................................................60
        Section 3.6       Lender Statements; Survival of Indemnity .............62
        Section 3.7       Replacement of a Lender ..............................62

ARTICLE 4  CONDITIONS PRECEDENT                                                 63
        Section 4.1       Initial Credit Extension .............................63
        Section 4.2       Each Credit Extension ................................66

ARTICLE 5  REPRESENTATIONS AND WARRANTIES ......................................67
        Section 5.1       Existence and Standing ...............................67
        Section 5.2       Capitalization and Subsidiaries ......................67
        Section 5.3       Authorization and Validity ...........................67
        Section 5.4       Name; Prior Transactions .............................67
        Section 5.5       No Conflict; Government Consent ......................67
        Section 5.6       Security Interest in Facility Collateral .............68
        Section 5.7       Financial Statements..................................68


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
        Section 5.8       Material Adverse Change ..............................69
        Section 5.9       Taxes ................................................69
        Section 5.10      Litigation and Contingent Obligations ................69
        Section 5.11      ERISA and Foreign Plans ..............................69
        Section 5.12      Accuracy of Information ..............................70
        Section 5.13      Regulations Concerning Margin Stock ..................70
        Section 5.14      Material Agreements ..................................70
        Section 5.15      Compliance With Laws .................................71
        Section 5.16      Ownership of Properties ..............................71
        Section 5.17      Plan Assets; Prohibited Transactions .................71
        Section 5.18      Environmental Matters ................................71
        Section 5.19      Investment Company Act ...............................71
        Section 5.20      Public Utility Holding Company Act ...................71
        Section 5.21      Bank Accounts ........................................71
        Section 5.22      Indebtedness .........................................71
        Section 5.23      Real Estate; Leases ..................................72
        Section 5.24      Intellectual Property Rights .........................72
        Section 5.25      Accounts Payable .....................................72
        Section 5.26      Solvency .............................................72
        Section 5.27      Subordinated Indebtedness ............................73
        Section 5.28      Post-Retirement Benefits .............................73
        Section 5.29      Investment Property ..................................73
        Section 5.30      Common Enterprise ....................................73
        Section 5.31      Insider Transactions .................................74

ARTICLE 6  COVENANTS ...........................................................74
        Section 6.1       Reporting ............................................74
        Section 6.2       Use of Proceeds ......................................77
        Section 6.3       Notices ..............................................78
        Section 6.4       Conduct of Business ..................................78
        Section 6.5       Taxes ................................................78
        Section 6.6       Payment of Indebtedness and Other Liabilities ........78
        Section 6.7       Insurance ............................................79
        Section 6.8       Application of Proceeds of Insurance .................79
        Section 6.9       Compliance with Laws; Maintenance of Existence
                                and Good Standing ..............................80
        Section 6.10      Maintenance of Properties and Licenses ...............80
        Section 6.11      Amendment of Organization Certificates and
                                Management Agreements ..........................80
        Section 6.12      Inspection ...........................................80
        Section 6.13      Dividends ............................................81
        Section 6.14      Indebtedness .........................................81
        Section 6.15      Guaranties ...........................................82
        Section 6.16      Prepayment of Indebtedness ...........................82
        Section 6.17      Merger ...............................................82
        Section 6.18      Sale of Assets .......................................82
        Section 6.19      Investments and Acquisitions .........................83
        Section 6.20      Liens ................................................85
        Section 6.21      Restrictions on Liens ................................86

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
        Section 6.22      Sale and Leaseback Transactions and
                                Other Off-Balance Sheet Liabilities ............86
        Section 6.23      Affiliate Transactions ...............................86
        Section 6.24      Appraisals ...........................................86
        Section 6.25      Reserved .............................................86
        Section 6.26      Capital Expenditures .................................87
        Section 6.27      Financial Covenants ..................................87
        Section 6.28      Fiscal Year ..........................................87
        Section 6.29      Reserved .............................................87
        Section 6.30      Collateral Waiver Agreements; Deposit
                                Control Agreements .............................87
        Section 6.31      Guaranties of the Obligations ........................88
        Section 6.32      Additional Collateral; Further Assurances ............88
        Section 6.33      Amendments to Agreements .............................90
        Section 6.34      Subordinated Indebtedness ............................90
        Section 6.35      Lenders as Depository ................................90

ARTICLE 7  DEFAULTS ............................................................90
        Section 7.1       Events of Default ....................................90

ARTICLE 8  REMEDIES; WAIVERS AND AMENDMENTS ....................................93
        Section 8.1       Remedies; Acceleration; Facility LC/Acceptance
                                Collateral Account .............................93
        Section 8.2       Amendments ...........................................96
        Section 8.3       Preservation of Rights ...............................97

ARTICLE 9  GENERAL PROVISIONS ..................................................98
        Section 9.1       Survival of Representations ..........................98
        Section 9.2       Governmental Regulation ..............................98
        Section 9.3       Headings .............................................98
        Section 9.4       Entire Agreement .....................................98
        Section 9.5       Several Obligations; Benefits of this Agreement ......98
        Section 9.6       Expenses; Indemnification ............................98
        Section 9.7       Numbers of Documents .................................100
        Section 9.8       Accounting ...........................................100
        Section 9.9       Severability of Provisions ...........................100
        Section 9.10      Nonliability of the Lenders ..........................100
        Section 9.11      Confidentiality ......................................100
        Section 9.12      Nonreliance ..........................................101
        Section 9.13      Disclosure ...........................................101
        Section 9.14      Designated Senior Debt ...............................101

ARTICLE 10  THE AGENT ..........................................................101
        Section 10.1      Appointment; Nature of Relationship ..................101
        Section 10.2      Powers ...............................................101
        Section 10.3      General Immunity .....................................101
        Section 10.4      No Responsibility for Loans, Recitals, etc ...........102
        Section 10.5      Action on Instructions of the Lenders ................102
        Section 10.6      Employment of Agents and Counsel .....................102
        Section 10.7      Reliance on Documents; Counsel .......................102

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
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
        Section 10.8      The Agent's Reimbursement and Indemnification ........102
        Section 10.9      Notice of Default ....................................103
        Section 10.10     Rights as a Lender ...................................103
        Section 10.11     Lender Credit Decision ...............................103
        Section 10.12     Successor Agent ......................................104
        Section 10.13     Agent Fees ...........................................104
        Section 10.14     Delegation to Affiliates .............................104
        Section 10.15     Execution of Loan Documents ..........................105
        Section 10.16     Facility Collateral Matters ..........................105
        Section 10.17     Agency for Perfection ................................107
        Section 10.18     Reports ..............................................107
        Section 10.19     Co-Agents ............................................107
        Section 10.20     Agent as U.K. Security Trustee .......................107

ARTICLE 11  SETOFF; RATABLE PAYMENTS ...........................................108
        Section 11.1      Setoff ...............................................108
        Section 11.2      Ratable Payments .....................................109

ARTICLE 12  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS ..................109
        Section 12.1      Successors and Assigns ...............................109
        Section 12.2      Participations .......................................110
        Section 12.3      Assignments ..........................................111
        Section 12.4      Dissemination of Information .........................112
        Section 12.5      Tax Treatment ........................................112

ARTICLE 13  NOTICES ............................................................112
        Section 13.1      Notices ..............................................112
        Section 13.2      Change of Address ....................................113

ARTICLE 14  COUNTERPARTS .......................................................113
        Section 14.1      Counterparts .........................................113

ARTICLE 15  CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL .......113
        Section 15.1      Choice of Law ........................................113
        Section 15.2      Consent to Jurisdiction ..............................113
        Section 15.3      Waiver of Jury Trial .................................114

ARTICLE 16  RELATIONSHIP OF THE OBLIGATED PARTIES ..............................114
        Section 16.1      Joint and Several Liability ..........................114
        Section 16.2      Contribution and Indemnification Among the
                                U.S. Borrowers .................................117
        Section 16.3      Agency of the Parent for Each Other Obligated Party ..117
        Section 16.4      Additional Borrowers and Guarantors ..................118
        Section 16.5      Express Waivers By the Obligated Parties In Respect of
                                Cross Guaranties and Cross Collateralization ...118


TABLE OF CONTENTS

                                    EXHIBITS

Exhibit A    -    Form of Note
Exhibit B    -    Form of Borrowing Base Certificate
Exhibit C    -    Form of Borrowing Notice
Exhibit D    -    Form of Compliance Certificate
Exhibit E    -    Form of Money Transfer Instructions
Exhibit F    -    Form of Assignment Agreement

TABLE OF CONTENTS

                                    SCHEDULES

Schedule 1.1A      -       Pricing Schedule
Schedule 5.2       -       Capitalization and Subsidiaries
Schedule 5.4       -       Names; Prior Transactions
Schedule 5.10      -       Litigation and Contingent Obligations
Schedule 5.16      -       Ownership of Properties
Schedule 5.21      -       Bank Accounts
Schedule 5.22      -       Indebtedness
Schedule 5.23      -       Real Estate; Leases
Schedule 5.24      -       Intellectual Property Rights
Schedule 5.29      -       Investment Property
Schedule 5.31      -       Insider Transactions
Schedule 6.20      -       Permitted Liens
Schedule 6.23      -       Affiliate Transactions



TABLE OF CONTENTS

                                CREDIT AGREEMENT

         This Credit Agreement, dated as of March 25, 2003, is among K2 Inc. and each of its Subsidiaries party hereto, each of the lending institutions from time to time party hereto (such lending institutions, together with their respective successors and assigns, are referred to herein individually as a "Lender" and collectively as the "Lenders"), and Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as contractual representative for the Lenders (the "Agent"), and acting through its London branch as the "U.K. Security Trustee". The parties hereto agree as follows:

                                    RECITALS:

         A. The Obligated Parties have requested the Lenders to make available to the Borrowers revolving credit facilities for loans, letters of credit, and bankers acceptances, and a term loan facility in an initial aggregate amount of $225,000,000 with the option to increase such amount by up to an additional $25,000,000 as specified herein and subject to satisfaction of certain conditions precedent set forth herein, which extensions of credit the Borrowers will use for the purposes permitted pursuant to Section 6.2.

         B. The Lenders have agreed to make available to the Borrowers revolving credit facilities and a term loan facility upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Obligated Parties, the Lenders, and the Agent hereby agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

     Section 1.1 Definitions. Each of the following terms, wherever used in this Agreement, shall have the following respective meanings.

     "Acceptance" and "Acceptances" respectively mean any and all existing and future drafts drawn by the Parent or beneficiary under any Letter of Credit as drawer that are processed and accepted for payment by any Acceptance Lender in its absolute discretion.

     "Acceptance Fee" has the meaning specified in Section 2.10(c).

     "Acceptance Date" means the date any Acceptance is accepted, created or deemed accepted or created hereunder.

     "Acceptance Lender" means any Lender in its capacity as an "acceptance lender" of Acceptances hereunder.

CREDIT AGREEMENT  Page 1


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         "Acceptance Obligations" means, at any time, without duplication, the sum of (a) the aggregate amount of all Acceptances outstanding at such time, plus (b) the aggregate unpaid amount at such time of all Acceptance Reimbursement Obligations.

         "Acceptance Reimbursement Obligations" means, at any time, the aggregate of all indebtedness, liabilities, and obligations of the Parent then outstanding under Section 2.4(f) to pay to any Acceptance Lender (or reimburse any Acceptance Lender for) any amount due under any Acceptance at maturity.

         "Account" and "Accounts" have the meanings specified in the Security Agreements and includes "Receivables" as such term is defined in the U.K. Debenture.

         "Account Debtor" means any Person obligated on an Account.

         "Accounts Advance Rate" means 85.0%.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the Closing Date, by which any Obligated Party (a) acquires any going business or all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger, or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) a majority (in number of votes) of the Capital Stock of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Capital Stock having such power only by reason of the happening of a contingency) or a majority of the outstanding Capital Stock of a Person, including, without limitation, the Rawlings Acquisition.

         "Advance" means an advance of funds under the Revolving Loans, (a) made by some or all of the Lenders on the same Borrowing Date or (b) continued or converted by the Lenders on the same date of continuation or conversion, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period. The term "Advance" shall include Non-Ratable Loans and Collateral Protection Advances unless otherwise expressly provided.

         "Affected Lender" has the meaning specified in Section 3.7.

         "Affiliate" means, with respect to any Person (the "subject Person"), any other Person directly or indirectly controlling, controlled by, or under common control with the subject Person. A Person shall be deemed to control another Person if the controlling Person owns 10.0% or more of any class of voting Capital Stock of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract, or otherwise.

         "Agent" means Bank One in its capacity as contractual representative of the Lenders pursuant to Article 10, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article 10.

CREDIT AGREEMENT  Page 2


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         "Agent-Related Party" means any of the Agent, its directors, officers, agents, or employees, and "Agent-Related Parties" means more than one of any of the foregoing.

         "Aggregate Commitment" means the aggregate of the Aggregate Revolving Commitment and the aggregate outstanding principal balance of the Term Loans B.

         "Aggregate Outstanding Credit Exposure" means, at any time, the aggregate of the Outstanding Credit Exposure of all the Lenders.

         "Aggregate Outstanding Revolving Credit Exposure" means, at any time, the aggregate of the Outstanding Revolving Credit Exposure of all the Lenders.

         "Aggregate Revolving Commitment" means the aggregate of the Revolving Commitments of all the Lenders, as reduced or increased from time to time pursuant to the terms of this Agreement. As of the Closing Date, the Aggregate Revolving Commitment is equal to $205,000,000.

         "Aggregate Unused Revolving Commitment" means, at any time, the amount of the Aggregate Revolving Commitment, minus the Aggregate Outstanding Revolving Credit Exposure at such time.

         "Agreement" means this Credit Agreement, as it may be amended, restated, or otherwise modified and in effect from time to time.

         "Alternate Base Rate" means, for any day, a fluctuating per annum rate of interest equal to the higher of (a) the Prime Rate for such day or (b) the sum of the Federal Funds Effective Rate for such day, plus one-half percent (0.50%) per annum.

         "Applicable Acceptance Rate" means, at any time, with respect to Acceptances, the percentage per annum rate for determining the applicable fee payable in respect of Acceptances pursuant to Section 2.10(c), as set forth in
Schedule 1.1(A).

         "Applicable LC Rate" means, at any time, with respect to Facility LCs, the percentage per annum rate for determining the LC Fee applicable in respect of a standby Facility LC or a commercial Facility LC, as the case may be, as set forth in Schedule 1.1(A).

         "Applicable Margin" means, with respect to Loans of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Loans of such Type as set forth in Schedule 1.1A.

         "Applicable Unused Commitment Fee Rate" means, at any time, the percentage per annum rate at which fees accrue on the Aggregate Unused Revolving Commitment at such time as set forth in Schedule 1.1A.

CREDIT AGREEMENT  Page 3

         "Appraised Inventory" means Inventory of the Canadian Obligated Parties, the U.K. Obligates Parties, and the U.S. Borrowers, as applicable, which is of a type which is the subject of an Inventory Appraisal.

         "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Arranger" means Banc One Capital Markets, Inc., a Delaware corporation, and its successors, in its capacity as Lead Arranger and Sole Book Runner.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Assignment Agreement" has the meaning specified in Section 12.3(a).

         "Authorized Officer" means, with respect to any Obligated Party, any of the chief executive officer, president, chief financial officer, secretary, or treasurer of such Obligated Party, acting singly.

         "Availability Reserves" means any and all reserves which the Agent deems necessary in the exercise of its reasonable credit judgment to maintain (including, without limitation, reserves for accrued and unpaid interest on the Obligations, Banking Services Reserves, Priority Payable Reserve, reserves for up to three months rent at locations leased by any Obligated Party and for warehousemen's and bailee's charges, reserves for dilution of Accounts (such reserve to not be less than an amount equal to the dilution percentage for the six preceding calendar months, minus 8.0%), reserves for Inventory shrinkage, reserves for customs charges and shipping charges related to any Eligible Inventory in transit, reserves for taxes (including any amount which represents a sales or excise tax or goods and services tax), fees, assessments, and other governmental charges) with respect to the Facility Collateral or any Obligated Party which limit the availability of Credit Extensions hereunder or which represent amounts the Agent or any Lender may be obligated to pay in the future on behalf of an Obligated Party.

         "Bank One" means Bank One, NA, a national banking association having its principal office in Chicago, Illinois, in its individual capacity, and its successors.

         "Banking Services" means each and any of the following bank services provided to any Obligated Party by any Lender or its respective Affiliates: (a) Facility Rate Management Transactions, (b) commercial credit cards, (c) treasury management services (including, without limitation, controlled disbursing, automated clearinghouse transactions, return items, and interstate depository network services), and (d) foreign exchange.

         "Banking Services Reserves" means all Availability Reserves which the Agent from time to time establishes in its sole discretion for the Banking Services then provided or outstanding.

CREDIT AGREEMENT  Page 4

         "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) as amended, reformed, or otherwise modified from time to time, and any rule or regulation issued thereunder.

         "BIA" means the Bankruptcy and Insolvency Act (Canada) as amended, reformed, or otherwise modified from time to time and any rule or regulation issued thereunder.

         "Borrower" means any of K2 Canada, any U.K. Borrower, or any U.S. Borrower, and "Borrowers" means two or more of such Persons, as the context requires.

         "Borrowing Base" means each of the Canadian Borrowing Base, the U.K. Borrowing Base, and the U.S. Borrowing Base, as the context requires.

         "Borrowing Base Calculation" means an amount equal to the sum of (a) the amount of Eligible Accounts, multiplied by the Accounts Advance Rate, plus
(b) the Inventory Advance Amount.

         "Borrowing Base Certificate" means a certificate, signed by an Authorized Officer of the Parent, in the form of Exhibit B or another form which is acceptable to the Agent in its discretion.

         "Borrowing Date" means a date on which a Loan or an Advance is made hereunder.

         "Borrowing Notice" has the meaning specified in Section 2.1(c)(i).

         "Business Day" means (a) in all cases, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Illinois for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system, (b) with respect to any borrowing, payment, or rate selection of Eurodollar Loans or Eurodollar Advances, a Business Day pursuant to clause (a) preceding and on which dealings in U.S. dollars are carried on in the London interbank market, (c) with respect to any transaction in connection with any Loan to K2 Canada, a Business Day pursuant to clause (a) preceding and on which banks generally are open in Toronto, Canada for the conduct of substantially all of their commercial lending activities, and
(d) with respect to any transaction in connection with any Loan to a U.K. Borrower, a Business Day pursuant to clause (a) preceding and on which banks generally are open in London, England for the conduct of substantially all of their commercial lending activities.

         "Canadian Borrowing Base" means, at any time, an amount equal to the lesser of (a) $7,500,000 or (b) the Borrowing Base Calculation of the Canadian Obligated Parties, minus Availability Reserves applicable to the Canadian Obligated Parties.

         "Canadian Guarantee Agreement" means a guarantee agreement (in form and substance satisfactory to the Agent), dated concurrently herewith, duly executed by one or more of the Canadian Obligated Parties, and any other agreement executed by a Person whereby such Person

CREDIT AGREEMENT  Page 5
guarantees or assures payment and performance of the Canadian Obligations or any portion thereof.

         "Canadian Guarantor" means each Person who is or becomes a party to any Canadian Guarantee Agreement, whether pursuant to the terms of this Agreement or otherwise, including each such Person's successors and assigns, and "Canadian Guarantors" means two or more of such Persons, collectively.

         "Canadian Obligated Parties" means each of K2 Canada and each Canadian Guarantor, individually, and "Canadian Obligated Parties" means two or more of such Persons, collectively, as the context requires.

         "Canadian Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans to K2 Canada and all accrued and unpaid fees, expenses, reimbursements, indemnities, and other indebtedness, liabilities, and obligations of the Canadian Obligated Parties to the Lenders or to any Lender (including with respect to Facility Rate Management Obligations owing by the Canadian Obligated Parties), the Agent, or any indemnified party arising under any of the Loan Documents.

         "Canadian Security Agreements" means any general security agreement, dated concurrently herewith, and any future general security agreement or deed of hypothec, between one or more of the Canadian Obligated Parties and the Agent (in form and substance satisfactory to the Agent), for the benefit of the Agent and the Lenders, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Parent and its Subsidiaries prepared in accordance with GAAP, excluding (a) expenditures of insurance proceeds to rebuild or replace any asset after a casualty loss and (b) leasehold improvement expenditures for which the Parent or a Subsidiary of the Parent is reimbursed by the lessor within 45 days of such expenditure.

         "Capital Stock" means any and all corporate stock, units, shares, partnership interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership (howsoever designated) issued by any Person.

         "Capitalized Lease" means, with respect to any Person, any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

         "Capitalized Lease Obligations" means, with respect to any Person, the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

         "Cash Equivalent Investments" means (a) short-term obligations of, or fully guaranteed by, the U.S., (b) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's,

CREDIT AGREEMENT  Page 6

(c) demand deposit accounts maintained in the ordinary course of business, (d) certificates of deposit and guaranteed investment certificates issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000, (e) investments in repurchase agreements or bankers acceptances having terms of less than 30 days, and (f) mutual funds substantially all of the assets of which are invested in assets of a type described in clause (a) through clause (e) preceding; provided in each case that any such investment provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

         "Cash Purchase Consideration" means, as of any date of determination and with respect to any Acquisition by an Obligated Party, the purchase price to be paid for the Capital Stock issued by the Person being acquired or for the assets being acquired, as the case may be, including all cash consideration paid (whether classified as purchase price, noncompete payments, consulting payments, or otherwise and without regard to whether such amount is paid at closing or paid over time) and the dollar value of all other assets, excluding any Capital Stock of the Parent, transferred or to be transferred by the purchaser in connection with such Acquisition to the seller or sellers, all valued in accordance with the applicable agreement entered into between the Person being acquired or selling such assets and/or the seller or sellers and the purchaser, and including (without duplication) the amount of any Indebtedness incurred, assumed, or acquired by any Obligated Party in connection with such Acquisition.

         "Change in Control" means (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25.0% or more of the outstanding shares of voting Capital Stock of the Parent or (b) any Obligated Party (other than the Parent) shall cease to be a Wholly-Owned Subsidiary of the Parent.

         "Civil Code" means the Civil Code of Quebec (or any successor statute).

         "Closing Date" means the date of this Agreement.

         "Co-agent" means any of General Electric Capital Corporation, as "Syndication Agent," JP Morgan Chase Bank, as "Documentation Agent," and LaSalle Bank National Association and Fleet Capital Corporation, as "Co-Agents".

         "Code" means the Internal Revenue Code of 1986, as amended, reformed, or otherwise modified from time to time, and any rule or regulation issued thereunder.

         "Collateral Protection Advances" has the meaning specified in Section 2.1(i).

         "Collateral Shortfall Amount" has the meaning specified in Section 8.1(a).

         "Collateral Waiver Agreement" means any agreement, in form and substance satisfactory to the Agent, between the Agent and any third party (including any bailee, consignee, customs broker, processor, warehouseman, or other similar Person) in possession of any Facility

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Collateral or any landlord of any Obligated Party for any real Property where any Facility Collateral is located, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Compliance Certificate" has the meaning specified in Section 6.1(e).

         "Consolidated Capital Expenditures" means, for any period, the Capital Expenditures of the Parent and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Debt Service Coverage Ratio" means, for any period, the ratio of (a) Consolidated EBITDA, minus Consolidated Capital Expenditures (net of any purchase money Indebtedness or Capital Lease Obligations entered into in connection therewith), minus the aggregate amount of Taxes paid in cash by the Parent and its Subsidiaries during such period, minus the aggregate amount of dividends and other distributions paid to owners of the Capital Stock of the Parent and any of its Subsidiaries, excluding any such dividends and distributions paid in Capital Stock of the Parent or made to any Obligated Party, divided by (b) the aggregate amount of all interest paid or payable in cash by the Parent and its Subsidiaries during such period, plus (i) actual cash payments made by the Parent and its Subsidiaries pursuant to Section 412 of the Code or Section 302 of ERISA with respect to all Plans and (ii) the aggregate amount of all cash payments of principal which are paid by the Parent and its Subsidiaries with respect to the Indebtedness (excluding (v) principal payments made with respect to any revolving credit facility, (w) the aggregate principal amount of any prepayment with respect to any Indebtedness during the period from February 1, 2003 through and including the Closing Date, (x) the amount of principal payments made on the Term Loans B during such period pursuant to
Section 2.13(b)(ii) and Section 2.13(c), and (y) the amount of Indebtedness repaid to the extent refinanced pursuant to Section 6.14 and the actual "Make-Whole Amount" (as defined in the Senior Notes), to the extent not in excess of $4,800,000, payable in respect of the Senior Notes) of the Parent and its Subsidiaries.

         "Consolidated EBITDA" means, for any period, Consolidated Net Income, plus (a) to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) other non-cash charges, and (vi) extraordinary losses (as determined in accordance with GAAP) realized other than in the ordinary course of business, minus (b) to the extent included in Consolidated Net Income, extraordinary gains (as determined in accordance with GAAP) realized other than in the ordinary course of business, all calculated for the Parent and its Subsidiaries on a consolidated basis.

         "Consolidated Interest Expense" means, for any period, the interest expense of the Parent and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Net Income" means, for any period, the net income (or loss) of the Parent and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Net Worth" means, at any time, the consolidated stockholders' equity (or other similar capital account of the owners of the Capital Stock of the Parent) of the Parent and

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

its Subsidiaries calculated on a consolidated basis as of such time, but excluding from such calculation (a) the effects of fluctuations in exchange rates of foreign currencies on Subsidiaries of the Parent which are not formed, incorporated, or organized under the laws of the U.S., but only to the extent any such effect is not related to any cash loss or gain and (b) reductions resulting from increases in Unfunded Liabilities to the extent such increases do not exceed $20,000,000.

         "Contingent Obligation" means, with respect to any Person (the "subject Person"), any agreement, undertaking, or arrangement by which the subject Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or the subject Person agrees to maintain the net worth or working capital or other financial condition of any other Person, or the subject Person otherwise assures any creditor of any other Person against loss, including, without limitation, any operating agreement, take-or-pay contract, or the obligations of any other Person as general partner of a partnership with respect to the liabilities of the partnership.

         "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Parent or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code, and shall in any event include the Parent and each of its Subsidiaries.

         "Convertible Subordinated Debentures" means the $25,000,000 aggregate principal amount of 7.25% Convertible Subordinated Debentures maturing March 3, 2010 of the Parent issued pursuant to the certain Securities Purchase Agreement, dated as of November 22, 2002, by and among the Parent and the "Purchasers" set forth on the signature pages thereto.

         "Copyrights" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements or any of the foregoing;
(d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

         "Credit Extension" means the making of an Advance or Loan, the issuance of a Facility LC, or the creation of an Acceptance hereunder.

         "Credit Extension Date" means the Borrowing Date for an Advance or Loan, the issuance date for a Facility LC, or the Acceptance Date for an Acceptance.

         "Default" means an event described in Article 7.

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

         "Deposit Account Control Agreement" means an agreement, including a blocked account agreement, in form and substance satisfactory to the Agent (or the U.K. Security Trustee on behalf of the Agent), among an Obligated Party, a banking institution holding funds of such Obligated Party, and the Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by such Obligated Party with such banking institution.

         "Eligible Accounts" means, at any time, the Accounts of the Canadian Obligated Parties, the U.K. Obligated Parties, or the U.S. Borrowers, as applicable, which the Agent determines in its reasonable credit judgment are eligible as the basis for Credit Extensions hereunder. Without limiting the Agent's discretion provided herein, Eligible Accounts shall not include any
Account:

          (a) which is not subject to a first priority perfected Lien in favor of the Agent;

          (b) which is subject to any Lien other than (i) a Lien in favor of the Agent and (ii) a Permitted Lien which does not have priority over the Lien in favor of the Agent;

          (c) which was originally entered into (i) on terms requiring payment not more than 60 days after the original invoice date and (A) with respect to which more than 90 days have elapsed since the date of the original invoice therefor or (B) which is more than 60 days past due for payment,
     (ii) on terms requiring payment more than 60 days after the original invoice date and (A) which is more than 30 days past due for payment or (B) which is due for payment more than 180 days after the date of determination, (iii) on terms requiring payment more than 60 days after the original invoice date and which are not excluded from Eligible Accounts pursuant to clause (ii) preceding to the extent the aggregate of such Accounts which are on terms requiring payment 120 days or more but less than 150 days after the original invoice date are in excess of 15.0% of Eligible Accounts or which are on terms requiring payment 150 days or more after the original invoice date are in excess of 10.0% of Eligible Accounts, or (iv) on terms which require payment by the Account Debtor upon delivery of goods or rendition of services;

          (d) which is owing by an Account Debtor for which more than 50.0% of the Accounts owing from such Account Debtor and its Affiliates are ineligible hereunder;

          (e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to the Canadian Obligated Parties, the U.K. Obligated Parties, and the U.S. Borrowers, individually, exceeds 25.0% of the aggregate Eligible Accounts;

          (f) with respect to which any covenant, representation, or warranty contained in this Agreement or the applicable Security Agreement has been breached or is not true in any material respect;

          (g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation reasonably satisfactory to the Agent which has been sent to the Account Debtor, (iii) represents a progress billing,
     (iv) is contingent upon the applicable Borrower's completion of any further performance, or (v) represents a sale on a bill-and

CREDIT AGREEMENT  Page 10
     hold, guaranteed sale, sale-and-return, sale on approval, consignment, or any other repurchase or return basis;

          (h) for which the goods giving rise to such Account have not been shipped to, for the account of, or at the direction of the Account Debtor or for which the services giving rise to such Account have not been performed by the applicable Canadian Obligated Party, U.K. Obligated Party, or U.S. Borrower;

          (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;

          (j) which, unless such Account is covered by credit insurance pursuant to a policy in form and substance (including the right of the Agent to directly collect such insurance during the existence of any Default), and from an insurer, reasonably acceptable to the Agent or unless otherwise approved by the Agent in its sole discretion, is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, custodian, trustee, monitor, administrator, or liquidator of its assets, (ii) had possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator, (iii) filed, or had filed against it, any request or petition or proposal (or intention to file a proposal) for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state, provincial, or federal bankruptcy laws, (iv) admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business;

          (k) which is owed by any Account Debtor which has sold all or substantially all of its assets;

          (l) which, unless such Account is covered by credit insurance pursuant to a policy in form and substance (including the right of the Agent to directly collect such insurance during the existence of any Default), and from an insurer, reasonably acceptable to the Agent or is supported by a Letter of Credit acceptable to the Agent, which is in the possession of the Agent, and which, together with all related Letter-of-Credit Rights, is subject to a first priority Lien in favor of the Agent,

               (i) for any Canadian Obligated Party, is owed by an Account Debtor, which (A) does not maintain its chief executive office in Canada (excluding Quebec) or the U.S. or (B) is not organized under applicable law of Canada or the U.S. or any province of Canada (excluding Quebec) or state of the U.S.,

               (ii) for any U.K. Obligated Party, is owed by an Account Debtor, which (A) does not maintain its chief executive office in the U.K. or the U.S. or (B) is not organized under applicable law of the England or the U.S. or any state of the U.S., and

               (iii) for any U.S. Borrower, is owed by an Account Debtor, other than Canadian Subsidiaries of WalMart Stores, Inc., which
          (A) does not maintain its

CREDIT AGREEMENT  Page 11
               chief executive office in the U.S. or (B) is not organized under applicable law of the U.S. or any state of the U.S.;

               (m) which is owed (a) to any Canadian Obligated Party in any currency other than Canadian dollars or U.S. dollars, (b) to any U.K. Obligated Party in any currency other than British Pounds Sterling or U.S. dollars, or (c) to any U.S. Borrower in any currency other than U.S. dollars or, with respect to Canadian Subsidiaries of WalMart Stores, Inc., in Canadian dollars;

               (n) which is owed by (i) the government (or any department, agency, public corporation, crown corporation, or instrumentality thereof) of any country other than the U.S. unless and to the extent such Account is supported by a Letter of Credit acceptable to the Agent, which is in the possession of the Agent, and which, together with all related letterofcredit rights, is subject to a first priority Lien in favor of the Agent, (ii) the government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C.ss. 3727 et seq. and 41 U.S.C.ss.15 et seq.), and any other steps necessary to perfect the Lien of the Agent in such Account have been complied with to the Agent's satisfaction, or (iii) the government of any state of the U.S. or province or municipality of Canada, or any department, agency, public corporation, or instrumentality thereof, unless the applicable U.S. Borrower has complied with all applicable laws necessary to perfect the Lien of the Agent therein, and in all proceeds thereof, to the Agent's satisfaction;

               (o) which is owed by any Affiliate, employee, or director of any Obligated Party;

               (p) which, for any Account Debtor, exceeds a credit limit determined by the Agent, to the extent of such excess;

               (q) which is owed by an Account Debtor to which any Obligated Party is indebted or to which any Obligated Party is indebted to any Affiliate of such Account Debtor, or which is subject to any right of setoff, counterclaim, deduction, defense, or dispute by the Account Debtor to the extent of such indebtedness or the amount of such setoff, counterclaim, deduction, defense, or dispute;

               (r) with respect to which the Account Debtor has disputed liability or made any claim with respect to any other Account to the extent of such dispute or claim;

               (s) which is evidenced by any promissory note, chattel paper, or instrument;

               (t) which is owed by an Account Debtor located in any jurisdiction which requires filing of a "Notice of Business Activities Report" or other similar report in order to permit the applicable Canadian Obligated Party, U.K. Obligated Party, or U.S. Borrower to seek judicial enforcement in such jurisdiction of payment of such Account, unless the applicable Canadian Obligated Party, U.K. Obligated Party, or U.S. Borrower has filed such report or qualified to do business in such jurisdiction;

CREDIT AGREEMENT  Page 12

               (u) with respect to which the applicable Canadian Obligated Party, U.K. Obligated Party, or U.S. Borrower has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business;

               (v) which the Agent determines may not be paid by reason of the Account Debtor's inability to pay or which the Agent determines is unacceptable;

               (w) which is acquired in connection with any Acquisition to the extent the Agent has not completed an audit of such Accounts with results satisfactory to the Agent; and

               (x) except as provided in clause (n) preceding, with respect to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, provincial, municipal, state, or local statutory requirements other than those of the UCC (in the case of a U.S. Borrower), the PPSA (in the case of the Canadian Obligated Parties), or similar applicable law in the case of the U.K. Obligated Parties;

         "Eligible Inventory" means, at any time, the Inventory of the Canadian Obligated Parties, U.K. Obligated Parties, or U.S. Borrowers, as applicable, which the Agent determines in its reasonable credit judgment is eligible as the basis for Credit Extensions hereunder. Without limiting the Agent's discretion provided herein, Eligible Inventory shall not include any Inventory:

               (a) which is not subject to a first priority perfected Lien in favor of the Agent;

               (b) which is subject to any Lien other than (i) a Lien in favor of the Agent and (ii) a Permitted Lien which does not have priority over the Lien in favor of the Agent;

               (c) which is, in the Agent's reasonable credit judgment, slow moving, obsolete, unmerchantable, defective, unfit for sale, or not salable at prices approximating at least the cost of such Inventory in the normal course of business;

               (d) with respect to which any covenant, representation, or warranty contained in this Agreement or the applicable Security Agreement has been breached or is not true in any material respect;

               (e) which does not conform to all standards imposed by any governmental authority;

               (f) which is not finished goods or raw materials or which constitutes work-in-process not otherwise deemed eligible by the Agent in its sole discretion, spare or replacement parts, packaging and shipping material, manufacturing supplies, display items, bill-and-hold goods, returned or repossessed goods, defective goods, goods held on

CREDIT AGREEMENT  Page 13
          consignment, or goods which are not of a type held for sale in the ordinary course of business;

                  (g) which is not located in Canada (with respect to any Canadian Obligated Party), England (with respect to any U.K. Obligated Party), or the U.S. (with respect to any U.S. Borrower); provided that up to $5,000,000 of Inventory which is in transit to a Canadian Obligated Party, U.K. Obligated Party, or U.S. Borrower may be included as Eligible Inventory if the Agent has received (i) a true and correct copy of the nonnegotiable bill of lading and other shipping documents for such Inventory, (ii) casualty insurance naming the Agent as loss payee and otherwise covering such risks as the Agent may reasonably request, and (iii) a duly executed Collateral Waiver Agreement from the applicable customs broker for such Inventory;

                  (h) which at any time after June 30, 2003 is located in any location leased by any Person unless (i) the lessor has delivered to the Agent a Collateral Waiver Agreement or (ii) an Availability Reserve for not more than three months rent, charges, and other amounts due or to become due with respect to such location has been established by the Agent in its sole discretion;

                  (i) which is located in any public warehouse or is in the possession of a bailee unless such warehouseman or bailee has delivered to the Agent a Collateral Waiver Agreement and such other documentation as the Agent may require;

                  (j) which is the subject of a consignment by a Canadian Obligated Party, U.K. Obligated Party, or U.S. Borrower as consignor;

                  (k) which at any time after May 31, 2003 contains or bears any Intellectual Property Rights licensed to a Canadian Obligated Party, U.K. Obligated Party, or U.S. Borrower unless the Agent is reasonably satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement;

                  (l) which is not reflected in a current perpetual inventory report of the applicable Canadian Obligated Party, U.K. Obligated Party, or U.S. Borrower (unless such Inventory is reflected in a report to the Agent as "in transit" Inventory); and

                  (m) that is acquired in connection with any Acquisition to the extent the Agent has not completed an audit of such Inventory with results satisfactory to the Agent.

         "Environmental Laws" means any and all federal, state, provincial, local, and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements, and other governmental restrictions relating to (a) the protection of the environment, (b) the effect of the environment on human health, (c) emissions, discharges, or releases of pollutants, contaminants,

CREDIT AGREEMENT  Page 14
hazardous substances, or wastes into surface water, ground water, or land, or
(d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, hazardous substances, or wastes or the clean-up or other remediation thereof.

         "Equipment" has the meaning specified in the Security Agreements.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, reformed, or otherwise modified from time to time, and any rule or regulation issued thereunder.

         "Eurodollar Advance" means an Advance which bears interest at the applicable Eurodollar Rate.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance or a Eurodollar Loan for the relevant Interest Period, the applicable British Bankers' Association LIBOR rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that if no such British Bankers' Association LIBOR rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Interest Period.

         "Eurodollar Loan" means a Loan which bears interest at the applicable Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance or a Eurodollar Loan for the relevant Interest Period, the sum of (a) the quotient of
(i) the Eurodollar Base Rate applicable to such Interest Period, divided by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (b) the Applicable Margin.

         "Excess Cash Flow" means, as determined as of the end of each Fiscal Year of the Parent and based upon the financial statements of the Parent delivered to the Lenders pursuant to Section 6.1(a), an amount equal to the lesser of, without duplication, (a) Consolidated EBITDA, minus the sum of (i) the aggregate amount of Taxes paid by the Parent and its Subsidiaries during such Fiscal Year, plus (ii) Capital Expenditures, plus (iii) the aggregate amount of dividends and other distributions paid to the owners of the Capital Stock of the Parent and any of its Subsidiaries, excluding any such dividends and distributions paid in Capital Stock of the Parent or made to any Obligated Party, plus (iv) the aggregate amount of all interest paid or payable in cash by the Parent and its Subsidiaries during such Fiscal Year, plus (v) the aggregate amount of all cash payments of principal which are paid by the Parent and its Subsidiaries with respect to the Indebtedness (excluding (w) principal payments made with respect to any revolving credit facility, (x) the aggregate principal amount of any prepayment with respect to any Indebtedness during the period from February 1, 2003 through and including the Closing Date, (y) the amount of principal payments made on the Term Loans B during such period

CREDIT AGREEMENT  Page 15
pursuant to Section 2.13(b)(ii) and Section 2.13(c), and (z) the actual "Make-Whole Amount" (as defined in the Senior Notes), to the extent not in excess of $4,800,000, payable in respect of the Senior Notes), minus (vi) the increase (or plus the decrease, if applicable) of the excess of current assets over current liabilities or (b) $5,000,000.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Agent, taxes imposed on its overall revenue or net income, and franchise taxes imposed on it, by (a) the jurisdiction under the laws of which such Lender or the Agent is incorporated or organized or (b) the jurisdiction in which the Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located, or any political subdivision thereof.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Facility Collateral" means (a) all "Collateral" as defined in the Security Agreements, (b) all real Property which is subject to the Lien created by any Real Estate Mortgage, (c) any other Property of any Obligated Party which at any time is the subject of any Lien in favor of the Agent, for the benefit of the Agent and the Lenders, and (d) all accessions to, substitutions for, and replacements, products, and proceeds of any of the foregoing.

         "Facility LC" has the meaning specified in Section 2.4(a).

         "Facility LC Application" has the meaning specified in Section 2.4(c).

         "Facility LC/Acceptance Collateral Account" has the meaning specified in Section 2.4(m).

         "Facility Rate Management Obligations" means any Rate Management Obligations existing under a Facility Rate Management Transaction.

         "Facility Rate Management Transaction" means any Rate Management Transaction entered into by any Obligated Party with a Lender and which relates to interest payable on the Obligations.

         "Facility Termination Date" means March 25, 2006.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago, Illinois time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

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

         "Fiscal Quarter" means one of the four three calendar month measurement periods in a Fiscal Year, with the first of such measurement periods for the Parent ending on March 31 of each Fiscal Year.

         "Fiscal Year" means, with respect to any Obligated Party, such Obligated Party's fiscal year for financial accounting purposes. The current Fiscal Year of the Parent will end on December 31, 2003.

         "Floating Rate" means, for any day, a rate per annum equal to (a) the Alternate Base Rate for such day plus (b) the Applicable Margin, in each case changing when and as the Alternate Base Rate changes.

         "Floating Rate Advance" means an Advance which bears interest at the Floating Rate.

         "Floating Rate Loan" means a Loan which bears interest at the Floating Rate.

         "Floating Rate Revolving Loan" means a Revolving Loan which is a Floating Rate Loan.

         "Foreign Loan Balance" means the aggregate principal amount of Loans outstanding under this Agreement to K2 Canada and the U.K. Borrowers.

         "Foreign Plan" means any benefit plan established or maintained outside of the U.S. which an Obligated Party maintains, sponsors, or to which such Person has any obligation or liability and which provides or otherwise makes available retirement or deferred benefits of any kind whatsoever to employees.

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding, or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "Funding Account" means, individually, a deposit account of K2 Canada, the U.K. Borrowers, or the U.S. Borrowers maintained with the Agent (or as applicable the U.K. Security Trustee on behalf of the Agent) to which the Agent is authorized by each of such Persons to deposit the proceeds of its Revolving Loans.

         "GAAP" means generally accepted accounting principles as in effect from time to time, and, with respect to any Obligated Party, as applied in a manner consistent with that used in preparing the financial statements referred to in
Section 5.7.

         "Guarantor" means any of the Parent, a Canadian Guarantor, a U.K. Guarantor, or a U.S. Subsidiary Guarantor, individually, and "Guarantors" means two or more of such Persons, collectively.

         "Guaranty Agreement" means, collectively and individually (as applicable), the Parent Guaranty Agreement, the Canadian Guarantee Agreement, the U.K. Debenture, the U.S.

CREDIT AGREEMENT  Page 17

Subsidiary Guaranty Agreement, and any other agreement executed by a Person whereby such Person guarantees or assures payment or performance of the Obligations, or any portion thereof.

         "Highest Lawful Rate" means, at any time, the maximum rate of interest the Lenders may lawfully contract for, charge, or receive in respect of the Obligations as allowed by any applicable law.

         "Indebtedness" means, with respect to any Person, (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or other instruments, (e) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (f) Capitalized Lease Obligations, (g) Contingent Obligations for which the underlying transaction constitutes Indebtedness under this definition, (h) any other obligation for borrowed money or other financial accommodation for borrowed money which in accordance with GAAP would be shown as a liability on the consolidated balance sheet of such Person, (i) reimbursement or payment obligations with respect to Letters of Credit, banker's acceptances and similar agreements (including, without limitation, with respect to the Obligated Parties, Facility LCs and Acceptances), (j) Net Mark-to-Market Exposure under Rate Management Transactions, and (k) Off-Balance Sheet Liabilities.

         "Insolvency Act" means the Insolvency Act 1986 of England and Wales, as amended, reformed, or otherwise modified from time to time, and any rules or regulations issued thereunder.

         "Intellectual Property Rights" means, with respect to any Person, all of such Person's Patents, Copyrights, Trademarks, and Licenses, all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing, and all rights to sue for past, present, and future infringement of any of the foregoing.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three, or six months commencing on a Business Day selected by a Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three, or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third, or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, or third, or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if such next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Inventory" has the meaning specified in the Security Agreements.

CREDIT AGREEMENT  Page 18

         "Inventory Advance Amount" means the lesser of (a) with respect to Eligible Inventory, (i) for monofilament line, fishing tackle, and Stearns Inventory, 60.0% of the lower of cost or market value, determined on a first-in-first-out basis, (ii) for Rawlings Inventory, 65.0% of the lower of cost or market value, determined on a first-in-first-out basis, and (iii) for all other Inventory, 55.0% of the lower of cost or market value, determined on a first-in-first-out basis, or (b) 80.0% of the Net Orderly Liquidation Value of Appraised Inventory; provided that, during the period from December 1 of each calendar year through and including March 31 of the following calendar year, to the extent the Borrowing Base Calculation does not increase by more than $10,000,000 on the date of determination after giving effect to the increases in advance rates described in this proviso, the advance rate percentages expressed in clause (a)(i), clause (a)(ii), and clause (a)(iii) preceding shall be increased to 70.0%, 75.0%, and 65.0%, respectively, and the advance rate percentage expressed in clause (b) preceding shall be increased to 90.0%.

         "Inventory Appraisal" means an appraisal of the Inventory of a Canadian Obligated Party, a U.K. Obligated Party, or a U.S. Borrower by an experienced and reputable appraiser acceptable to the Agent of the orderly liquidation value thereof, net of all costs of liquidation.

         "Investment" means, with respect to any Person, any (a) loan, advance (other than commission, travel, and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), or contribution of capital by such Person, (b) stocks, bonds, mutual funds, partnership interests, notes, debentures, or other securities owned by such Person, (c) deposit accounts, certificates of deposit, and guaranteed investment certificates owned by such Person, and (d) structured notes, derivative financial instruments, and other similar instruments or contracts owned by such Person; provided that "Investment" shall not include any Acquisition.

         "Investment Property" has the meaning specified in the Security Agreements.

         "IP Security Agreement" means any Copyright Security Agreement, Patent Security Agreement, or Trademark Security Agreement executed and delivered by any Obligated Party in connection herewith, as such agreement may be amended, restated, or otherwise modified from time to time, and "IP Security Agreements" means any two or more of such agreements, collectively, as the context requires.

         "Issuer" has the meaning specified in Section 5.29(b).

         "K2 Canada" means K2 Corporation of Canada, an Ontario corporation, and its successors and assigns.

         "LC Fee" has the meaning specified in Section 2.10(b).

         "LC Issuer" means any Lender (or any Subsidiary or Affiliate of any Lender designated by such Lender) in its capacity as the issuer of Facility LCs hereunder.

CREDIT AGREEMENT  Page 19

         "LC Obligations" means, at any time, without duplication, the sum of
(a) the aggregate undrawn stated amount under all Facility LCs outstanding at such time, plus (b) the aggregate unpaid amount at such time of all Reimbursement Obligations.

         "LC Payment Date" has the meaning specified in Section 2.4(d).

         "Lender" and "Lenders" have the meanings specified in the introductory paragraph of this Agreement and include each of their respective successors and assigns. Unless otherwise specified, the term "Lenders" includes Bank One with respect to its Non-Ratable Loans and the Agent with respect to the Collateral Protection Advances.

         "Lending Installation" means, with respect to each Lender, the office, branch, subsidiary, or Affiliate of such Lender listed on the signature pages hereof (or any Assignment Agreement which such Lender is a party to) or otherwise selected by such Lender pursuant to the terms of this Agreement.

         "Letter of Credit" means a letter of credit or similar instrument which is issued upon the application of a Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Licenses" means, with respect to any Person, all of such Person's right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

         "Lien" means any lien (statutory or other, choate or inchoate), security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority, charge, secured claim, title retention, garnishment right, deemed trust, or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease, or other title retention agreement) arising pursuant to any statute, act of law of any jurisdiction at common law or equity, or by agreement.

         "Loan" means a Revolving Loan (including a Non-Ratable Loan or a Collateral Protection Advance) or Term Loan B.

         "Loan Documents" means this Agreement, the Facility LC Applications, the Notes, the Security Agreements, the IP Security Agreements, the Guaranty Agreements, all agreements providing for Banking Services, the Real Estate Mortgages, the Deposit Account Control Agreements, any agreements in respect of Acceptances, and any other agreements, documents, or instruments now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions, or restatements thereof.

CREDIT AGREEMENT  Page 20

         "Management Agreement" means, (a) with respect to any corporation, its bylaws, (b) with respect to any entity incorporated in England and Wales, its memorandum and articles of association, (c) with respect to any limited liability company or other similar entity, its operating agreement, management agreement, or other similar agreement, (d) with respect to any limited partnership, its partnership agreement, and (e) with respect to any other entity, any agreement or other document similar in nature to any of the foregoing.

         "Margin Stock" means "margin stock" as such term is defined in Regulation U.

         "Material Adverse Effect" means a material adverse effect on (a) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Obligated Parties taken as a whole, (b) the ability of the Obligated Parties, taken as a whole, to perform their obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent, the U.K. Security Trustee, any LC Issuer, any Acceptance Lender, or the Lenders thereunder.

         "Material Indebtedness" means Indebtedness in an outstanding principal amount of $10,000,000 or more in the aggregate (or the equivalent thereof in any currency other than U.S. dollars).

         "Material Indebtedness Agreement" means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

         "Modify" and "Modification" have the respective meanings specified in
Section 2.4(a).

         "Moody's" means Moody's Investors Service, Inc.

         "Multi-employer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Parent or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Net Mark-to-Market Exposure" means, with respect to any Person as of any date of determination, the aggregate net payment obligations (including the net amount of all indebtedness, liabilities, and obligations owing by such Person with respect to Rate Management Transactions) if all Rate Management Transactions to which such Person is a party were terminated as of such date.

         "Net Orderly Liquidation Value of Appraised Inventory" means the amount determined by multiplying the amount of Appraised Inventory of such Person by the Net Orderly Liquidation Value Percentage.

         "Net Orderly Liquidation Value Percentage" means the percentage determined pursuant to an Inventory Appraisal which represents the value of the Inventory appraised to the lesser of the cost or market value of such Inventory.

CREDIT AGREEMENT  Page 21

         "Non-Ratable Loan" and "Non-Ratable Loans" have the respective meanings specified in Section 2.1(h).

         "Non-U.S. Lender" has the meaning specified in Section 3.5(d).

         "Note" has the meaning specified in Section 2.3(d).

         "Obligated Party" means each of the Borrowers and any Guarantor which is not a Borrower, individually, and "Obligated Parties" means two or more of such Persons, collectively, as the context requires.

         "Obligations" means all of the Canadian Obligations, U.K. Obligations, and U.S. Obligations.

         "Off-Balance Sheet Liability" means, with respect to any Person, (a) any repurchase indebtedness, liability, or obligation of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability, or obligation under any Sale and Leaseback Transaction which is not a Capitalized Lease, (c) any indebtedness, liability, or obligation under any so-called "synthetic lease" transaction entered into by such Person, excluding the interest component thereof, or (d) any indebtedness, liability, or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person, but excluding from this clause
(d) Operating Leases.

         "Operating Lease" means, with respect to any Person, any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

         "Organization Certificate" means, (a) with respect to any corporation, its articles or certificate of incorporation, (b) with respect of any company incorporated in England or Wales, its certificate of incorporation, (c) with respect to any limited liability company or other similar entity, its certificate of formation or organization, (d) with respect to any limited partnership, its certificate of limited partnership, and (e) with respect to any other entity, any certificate or other document similar in nature to any of the foregoing.

         "Other Taxes" has the meaning specified Section 3.5(b).

         "Outstanding Credit Exposure" means, with respect to any Lender at any time, the sum of (a) such Lender's Outstanding Revolving Credit Exposure, plus
(b) the aggregate principal amount of its Term Loans B outstanding at such time.

         "Outstanding Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of (a) the aggregate principal amount of its Revolving Loans outstanding at such time, plus (b) an amount equal to its Revolving Pro Rata Share of the LC Obligations, plus (c) an amount equal to its Revolving Pro Rata Share of the Acceptance Obligations at such time, plus

CREDIT AGREEMENT  Page 22

(d) an amount equal to its Revolving Pro Rata Share of the aggregate principal amount of Non-Ratable Loans and the Collateral Protection Advances outstanding at such time.

         "Parent" means K2 Inc., a Delaware corporation, and its successors and assigns.

         "Parent Guaranty Agreement" means that certain Guaranty Agreement (in form and substance satisfactory to the Agent), dated concurrently herewith, duly executed by the Parent in favor of the Agent, for the benefit of the Agent and the Lenders, as such agreement may be amended, restated, or otherwise modified and in effect from time to time.

         "Parent Security Agreements" means that certain Pledge and Security Agreement and that certain Equitable Mortgage Over Shares (each in form and substance satisfactory to the Agent), dated concurrently herewith, between the Parent and the Agent or the U.K. Security Trustee on behalf of the Agent, as applicable, for the benefit of the Agent and the Lenders, as such agreements may be amended, restated, or otherwise modified from time to time.

         "Participants" has the meaning specified in Section 12.2(a).

         "Patents" means, with respect to any Person, all of such Person's right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein;
(c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

         "Payment Date" means (a) with respect to interest payments due on any Floating Rate Loan, the first day of each calendar month and the Facility Termination Date, (b) with respect to interest payments due on any Eurodollar Loan, (i) the last day of the applicable Interest Period, (ii) in the case of any Interest Period in excess of three months, the day which is three months after the first day of such Interest Period, and (iii) the Facility Termination Date, (c) with respect to principal payments due on the Term Loan B, the last day of each calendar month, (d) with respect to any payment of Unused Commitment Fees, the first day of each calendar month and the Facility Termination Date and
(e) with respect to any payment of LC Fees and Acceptance Fees, the first day of each Fiscal Quarter and the Facility Termination Date; provided that notwithstanding the foregoing, with respect to any Loans made to the U.K. Borrowers, the earliest Payment Date shall not be before September 26, 2003.

         "PBA" means the Pension Benefits Act of Ontario and all regulations thereunder as amended from time to time and any successor legislation.

         "PBGC" means the Pension Benefit Guaranty Corporation, and any successor thereto.

         "Permitted Acquisition" means the Rawlings Acquisition (provided that the requirements of clause (c), clause (g), clause (i), and clause (o) following shall be met at the time of

CREDIT AGREEMENT  Page 23
consummation of the Rawlings Acquisition and Unused Availability after giving effect to such Acquisition shall not be less than $15,000,000) and any other Acquisition by an Obligated Party in a transaction that satisfies each of the following requirements:

                  (a) such Acquisition has been approved by the board of directors (or other similar governing body) of the Person which is being acquired or which owns the assets being acquired in connection with such Acquisition;

                  (b) the business acquired in connection with such Acquisition is not engaged, directly or indirectly, in any line of business other than the businesses in which the Borrowers are engaged on the Closing Date and any business activities that are substantially similar, related, incidental, or complementary thereto;

                  (c) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, each of the representations and warranties in the Loan Documents is true and correct in all material respects (except (i) any such representation or warranty which relates to a specified prior date and
         (ii) to the extent the Agent and the Lenders have been notified in writing by the Obligated Parties that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty) and no Default or Unmatured Default exists, will exist, or would result therefrom;

                  (d) as soon as available, but not less than fifteen days prior to such Acquisition, the Borrowers have provided the Lenders (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Agent including pro forma financial statements, statements of cash flow, and projections of Unused Availability;

                  (e) if the Accounts and Inventory acquired in connection with such Acquisition are proposed to be included in the determination of the Borrowing Base, the Agent shall have conducted an audit and field examination of such Accounts and Inventory to its satisfaction in the exercise of its reasonable credit judgment;

                  (f) the Cash Purchase Consideration paid in connection with any single Acquisition shall not exceed $10,000,000 and for all such Acquisitions during the term of this Agreement shall not exceed $30,000,000;

                  (g) if such Acquisition is an acquisition of the Capital Stock of a Person, the Acquisition is structured so that the acquired Person shall become a Wholly-Owned Subsidiary of an Obligated Party and, (if applicable) subject to Section 16.4, an Obligated Party pursuant to the terms of this Agreement;

                  (h) if such Acquisition is an acquisition of assets, the Acquisition is structured so that an Obligated Party (or a Person that concurrently with such Acquisition becomes an Obligated Party) shall acquire such assets;

CREDIT AGREEMENT  Page 24

                  (i) if such Acquisition is an acquisition of Capital Stock, such Acquisition will not result in any violation of Regulation U;

                  (j) no Obligated Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could have a Material Adverse Effect;

                  (k) in connection with an Acquisition of the Capital Stock of any Person, all Liens on the Accounts and Inventory of such Person shall be terminated unless the Agent in its discretion in the exercise of its reasonable credit judgment consents otherwise, and in connection with an Acquisition of the assets of any Person, all Liens on any such assets which are Accounts and Inventory shall be terminated;

                  (l) the Consolidated Debt Service Coverage Ratio shall be greater than 1.25 to 1.00 for the most recently completed twelve calendar month period;

                  (m) the Consolidated Debt Service Coverage Ratio, determined on a pro forma projected basis, including any projected impact from the proposed Acquisition, for the twelve calendar month period following such Acquisition shall be greater than 1.25 to 1.00;

                  (n) the Parent shall certify (and provide the Agent with a pro forma calculation in form and substance reasonably satisfactory to the Agent) to the Agent and the Lenders that, after giving effect to completion of such Acquisition, (i) if such Acquisition occurs between April 1 and November 30 of any calendar year, the Unused Availability will not be less than $40,000,000 and (ii) if such Acquisition occurs between December 1 of a calendar year and March 31 of the following calendar year, the Unused Availability will not be less than $25,000,000, each determined on a pro forma basis which includes all consideration given in connection with such Acquisition, other than Capital Stock of the Parent delivered to the seller(s) in such Acquisition, as having been paid in cash at the time of making such Acquisition; and

                  (o) no Default or Unmatured Default exists or would result therefrom.

         "Permitted Lien has the meaning specified in Section 6.20.

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust, or other entity or organization, or any government or political subdivision or any agency, department, or instrumentality thereof.

         "Plan" means an employee pension benefit plan, including any Multi-employer Plan, which is a defined benefit plan that is covered by applicable law of any jurisdiction, including, without limitation, Title IV of ERISA or the PBA, or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA, as to which the Parent, any of its Subsidiaries, or any member of the Controlled Group may have any liability.

CREDIT AGREEMENT  Page 25

         "PPSA" means the Personal Property Security Act of Ontario (or any successor statute) or similar legislation (including, without limitation, the Civil Code) of any other jurisdiction the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, validity, or effect of security interests.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Priority Payable Reserve" means reserves established in the reasonable credit judgment of the Agent for amounts secured by any Liens, choate or inchoate, which rank or are capable of ranking higher in priority to the Liens of the Agent and/or for amounts which may represent costs relating to the enforcement of the Liens of the Agent including, without limitation, in the reasonable credit judgment of the Agent, any such amounts due and not paid for vacation pay, amounts due and not paid under any legislation relating to workers' compensation or to employment insurance, all amounts deducted or withheld and not paid and remitted when due under the Income Tax Act (Canada), amounts currently or past due and not paid for realty, municipal, or similar taxes (to the extent impacting personal or moveable property), and all amounts currently or past due and not contributed, remitted, or paid to any Plan or under the Canada Pension Plan, the PBA, or any similar legislation.

         "Projections" means (a) as of the Closing Date and thereafter until delivery of the items required pursuant to Section 6.1(d), the projections of the Parent's and its Subsidiaries' financial condition (including results of operations and cash flow) for the period commencing January 1, 2003 and ending December 31, 2005, delivered to the Lenders prior to the Closing Date and (b) thereafter, the projections of the Parent's and its Subsidiaries' financial condition, in substantially the form received by the Lenders on or prior to the Closing Date.

         "Property" means, with respect to any Person, any and all property, whether real, personal, moveable, immovable, tangible, intangible, or mixed, of such Person, or other assets owned, leased, or operated by such Person.

         "Pro Rata Share" means, with respect to each Lender, a portion equal to a fraction the numerator of which is such Lender's Revolving Commitment, plus its Term Loans B, and the denominator of which is the Aggregate Commitment.

         "Purchasers" has the meaning specified in Section 12.3(a).

         "Rate Management Obligations" means, with respect to any Person, all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced, or acquired (including all renewals, extensions, and other modifications thereof and substitutions therefor), under
(a) any and all Rate Management Transactions and (b) any and all cancellations, buy backs, reversals, terminations, or assignments of any Rate Management Transactions.

CREDIT AGREEMENT  Page 26

         "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered by any Obligated Party which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option, or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices, or other financial measures.

         "Rawlings" means Rawlings Sporting Goods Company, Inc., a Delaware corporation, and its successors and assigns.

         "Rawlings Acquisition" means the Acquisition of Rawlings by the Parent pursuant to the Rawlings Acquisition Agreement (including, without limitation, (i) satisfaction of all conditions precedent thereto described in the Rawlings Acquisition Agreement except as may be approved otherwise by the Agent and (ii) a consent of Major League Baseball to such Acquisition) and consummated in accordance with applicable law, the Organization Certificate and Management Agreement of Rawlings, the Parent, and any Subsidiary of the Parent party thereto.

         "Rawlings Acquisition Agreement" means that certain Agreement and Plan of Merger, dated as of December 15, 2002, among the Parent, Rawlings, and Lara Acquisition Sub, as such agreement may be amended, restated, or otherwise modified from time to time and as delivered to the Agent and the Lenders prior to the Closing Date.

         "Rawlings Inventory" means, after the Rawlings Acquisition, any Inventory owned by Rawlings, its successor, or any of their respective Subsidiaries.

         "Real Estate Mortgages" means any mortgage, deed of trust, deed of immovable hypothec, or other agreement which conveys or evidences a Lien in favor of the Agent, for the benefit of the Agent and the Lenders, on real Property of an Obligated Party, including any amendment, modification, or supplement thereto.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit for the purpose of buying or carrying margin stocks.

         "Reimbursement Obligations" means, at any time, the aggregate of all indebtedness, liabilities, and obligations of the Parent then outstanding under
Section 2.4(e) to reimburse the

CREDIT AGREEMENT  Page 27

LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Reports" has the meaning specified in Section 6.12.

         "Required Lenders" means Lenders in the aggregate having more than 50.0% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least a majority of the Aggregate Outstanding Credit Exposure; provided that solely for purposes of application of Section 8.2(a) with respect to Section 2.13(b) and Section 2.13(c), "Required Lenders" means Lenders having at least 80.0% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 80.0% of the Aggregate Outstanding Credit Exposure.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal, and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Resolutions" means, (a) with respect to any business entity other than a limited partnership, resolutions of such Person's board of directors, board of managers, board of governors, or other similar governing body and (b) with respect to any limited partnership, resolutions of its general partner, in each case duly adopted in compliance with such Person's Management Agreement.

         "Revolving Commitment" means, for each Lender, the obligation of such Lender to make Revolving Loans to any Borrower, to participate in Facility LCs issued upon the application of the Parent, and to participate in Acceptances created or deemed created hereunder in an aggregate amount not exceeding the amount set forth under the heading "Revolving Commitment" on such Lender's signature page to this Agreement, in any Assignment Agreement entered into pursuant to Section 12.3 (including such amount as it may be increased or decreased from time to time pursuant to Section 2.1(b), Section 2.12(b), or
Section 12.3), or as otherwise provided in this Agreement.

         "Revolving Loan" means, with respect to each Lender, such Lender's loan made pursuant to its commitment to lend set forth in Section 2.1 (or any continuation or conversion thereof).

         "Revolving Pro Rata Share" means, with respect to each Lender holding a Revolving Commitment, a portion equal to a fraction the numerator of which is the Revolving Commitment of such Lender and the denominator of which is the Aggregate Revolving Commitment.

CREDIT AGREEMENT  Page 28

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Secretary" means (a) with respect to any business entity other than a partnership, such Person's secretary, assistant secretary, or other individual granted similar authority, duties, and responsibilities by the board of directors or other similar governing body of such Person, (b) with respect to any limited partnership, its general partner or the Secretary (as specified in clause (a) preceding) of its general partner, and (c) with respect to any general partnership, any partner with the authority granted to a Secretary of any Person in clause (a) preceding.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Security Agreements" means the Canadian Security Agreements, the U.K. Debenture, the U.K. Equitable Mortgages, the Parent Security Agreements, the U.S. Subsidiary Security Agreements, and any other agreement (excluding the Real Estate Mortgages) executed and delivered by any Person which creates a Lien on any Property to secure payment or performance of the Obligations, or any portion thereof, collectively and individually, and "Security Agreement" means any one of such agreements, individually.

         "Senior Notes" means, collectively, the certain 8.39% Senior Notes due 2004 issued pursuant to the certain Note Agreement dated October 15, 1992, between the Parent and the Purchasers named therein, and the certain 8.41% Senior Notes due 2009 issued pursuant to the certain Note Purchase Agreement dated December 1, 1999, between the Parent and the Purchasers named therein, and includes, as applicable, each agreement, amendment, certificate, document, instrument, restatement, or supplement entered into or delivered in connection therewith.

         "Single Employer Plan" means a Plan maintained by the Parent or any member of the Controlled Group for employees of the Parent or any member of the Controlled Group.

         "Stated Rate" has the meaning specified in Section 2.9.

         "Stearns Inventory" means Inventory owned by Stearns, Inc, a Wholly-Owned Subsidiary of the Parent.

         "Subordinated Indebtedness" means the Convertible Subordinated Debentures and any other Indebtedness of a Person the payment of which is subordinated to payment of the Obligations in a manner satisfactory to the Required Lenders.

CREDIT AGREEMENT  Page 29

         "Subsidiary" means, with respect to any Person (the "subject Person"),
(a) any corporation, partnership, limited liability company, association, joint venture, or similar business organization more than 50.0% of the outstanding Capital Stock having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by the subject Person or by one or more of its Subsidiaries or by the subject Person and one or more of its Subsidiaries. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Parent.

         "Substantial Portion" means, with respect to the Property of the Parent and its Subsidiaries, Property which represents more than 10.0% of the consolidated assets of the Parent and its Subsidiaries or property which is responsible for more than 10.0% of the consolidated net sales or of the consolidated net income of the Parent and its Subsidiaries, in each case, as would be shown in the consolidated financial statements of the Parent and its Subsidiaries as at the beginning of the twelve calendar month period ending with the calendar month in which such determination is made (or if financial statements have not been delivered hereunder for that calendar month which begins the twelve calendar month period, then the financial statements delivered hereunder for the Fiscal Quarter ending immediately prior to that calendar month).

         "Supporting Letter of Credit" has the meaning specified in Section 2.4(l).

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges, or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

         "Term Loan B" means, with respect to each Lender, such Lender's loan made pursuant to Section 2.2, if any, or any continuation or conversion thereof.

         "Termination Event" means (a) the complete or partial withdrawal under Title IV of ERISA or otherwise of the Parent or any member of the Controlled Group from a Plan during a plan year, (b) the filing of a notice of intent to terminate in whole or in part a Plan or any other action by the Parent or any member of the Controlled Group to terminate all or any portion of a Plan, (c) the institution of proceedings by any governmental authority to terminate in whole or in part or have a trustee appointed to administer a Plan, (d) any other event or condition which is reasonably likely to constitute grounds for the termination of, or the appointment of a trustee to administer, all or any portion of any Plan, in each of clause (a) through clause (d) preceding where the liability of the Parent or a member of the Controlled Group exceeds $1,000,000, (e) there is any indebtedness, liability, or obligation (other than a contingent liability) which is not satisfied at the time permitted under applicable law (without regard to any waivers permitted under applicable law) pursuant to, related to, or concerning Section 302 of ERISA, Title IV of ERISA, or Section 412 of the Code, of (f) the amount of the Unfunded Liabilities cause any governmental authority to take any official action against the Parent or any member of the Controlled Group with regard to or concerning such Unfunded Liabilities.

         "Trademarks" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade

CREDIT AGREEMENT  Page 30
dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and
(f) all rights corresponding to any of the foregoing throughout the world.

         "Trust Property" means all or any of the assets, rights, powers, authorities, and discretions at any time subject to or expressed to be subject to the security from time to time constituted by or arising pursuant to the U.K. security Documents or vested in the U.K. Security Trustee or given under or pursuant to the U.K. Security Documents, including all income and other sums at any time received or receivable by the U.K. Security Trustee in respect thereof.

         "Transferee" has the meaning specified in Section 12.4.

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance and with respect to any Loan, its nature as a Floating Rate Loan or a Eurodollar Loan.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

         "U.K. Borrower" means, separately and individually, any of Shakespeare Company (UK) Limited, Shakespeare Monofilament UK Limited, any other Person who becomes a party to this Agreement as a "U.K. Borrower" pursuant to the terms of this Agreement, jointly, severally, and collectively, including their respective successors and assigns, and "U.K. Borrowers" means one or more or all of the foregoing Persons, jointly, severally, and collectively, as the context requires.

         "U.K. Borrowing Base" means, at any time, an amount equal to the lesser of (a) $7,500,000 or (b) the Borrowing Base Calculation of the U.K. Obligated Parties, minus Availability Reserves applicable to the U.K. Obligated Parties.

         "U.K. Debenture" means the certain Syndicated Composite Guarantee and Debenture, dated concurrently herewith (in form and substance satisfactory to the Agent), between each of the U.K. Obligated Parties and the U.K. Security Trustee, for the benefit of the Agent and Lenders, as such agreement may be amended, restated, or otherwise modified from time to time.

         "U.K. Equitable Mortgages" means the certain Equitable Mortgage Over Securities, dated concurrently herewith (in form and substance satisfactory to the Agent), between the Parent and the U.K. Security Trustee, for the benefit of the Agent and the Lenders, and the certain Equitable Mortgage Over Securities, dated concurrently herewith (in form and substance satisfactory to the Agent), between Shakespeare Company LLC and the U.K. Security Trustee,

CREDIT AGREEMENT  Page 31
for the benefit of the Agent and the Lenders, as each such agreement may be amended, restated, or otherwise modified from time to time.

         "U.K. Guarantor" means each Person who is or becomes a party to the U.K. Debenture or any other agreement executed by a Person whereby such Person guarantees or assures payment or performance of the U.K. Obligations or any portion thereof, whether pursuant to the terms of this Agreement or otherwise, including each such Person's successors and assigns, and "U.K. Guarantors" means two or more of such Persons, collectively.

         "U.K. Obligated Parties" means each of the U.K. Borrowers and each U.K. Guarantor, individually, and "U.K. Obligated Parties" means two or more of such Persons, collectively, as the context requires.

         "U.K. Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans to the U.K. Borrowers and all accrued and unpaid fees, expenses, reimbursements, indemnities, and other indebtedness, liabilities, and obligations of the U.K. Obligated Parties to the Lenders or to any Lender (including with respect to Facility Rate Management Obligations owing by the U.K. Obligated Parties), the Agent, the U.K. Security Trustee, or any indemnified party arising under any of the Loan Documents.

         "U.K. Security Documents" means the U.K. Debenture, the U.K. Equitable Mortgages, any other Guaranty Agreement or Security Agreement governed by English Law pursuant to which the U.K. Security Trustee holds the security thereby created for the benefit of the Agent and the Lenders, and any other security document from time to time executed and delivered by any Obligated Party which grants a Lien in Property of such Obligated Party as security for the U.K. Obligations in favor of the U.K. Security Trustee for the benefit of the Agent and the Lenders.

         "U.K. Security Trustee" means Bank One, NA acting through its London branch at 1 Triton Square, NW1 3FN, London, United Kingdom, in its capacity as security trustee of the security created by the U.K. Security Documents and includes any successor entity thereto.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations as if the Plan then terminated under Title IV of ERISA, and in the case of any Plan regulated by the PBA or the applicable laws of any foreign jurisdiction, any unfunded liability or solvency deficiency as determined under the PBA or other applicable foreign law in accordance with assumptions reasonably acceptable to the Required Lenders.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Unused Availability" means, on any day, the amount of the Borrowing Base Calculation, minus the Aggregate Outstanding Revolving Credit Exposure.

CREDIT AGREEMENT  Page 32

         "U.S." means the United States of America.

         "U.S. Borrower" means, separately and individually, any of the Parent, Shakespeare Conductive Fibers, LLC, Shakespeare Company, LLC, Sitca Corporation, K2 Corporation, Planet Earth Skateboards, Inc., K2 International, Inc., SMCA, Inc., Stearns Inc., Ride, Inc., Hilton Corporate Casuals, LLC, and any other Person who becomes a party to this Agreement as a "U.S. Borrower" pursuant to the terms of this Agreement, jointly, severally, and collectively, including their respective successors and assigns, and "U.S. Borrowers" means more than one or all of the foregoing Persons, jointly, severally, and collectively, as the context requires.

         "U.S. Borrowing Base" means, at any time, an amount equal to the lesser of (a) the Aggregate Revolving Commitment, minus the Foreign Loan Balance or (b) the Borrowing Base Calculation of the U.S. Borrowers, minus the Availability Reserves applicable to the U.S. Borrowers.

         "U.S. Obligated Parties" means each of the U.S. Borrowers and each U.S. Guarantor, individually, and "U.S. Obligated Parties" means two or more of such Persons, collectively, as the context requires.

         "U.S. Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans to the U.S. Borrowers, all Reimbursement Obligations, all Acceptance Reimbursement Obligations, and all accrued and unpaid fees, expenses, reimbursements, indemnities, and other indebtedness, liabilities, and obligations of the U.S. Obligated Parties to the Lenders or to any Lender (including with respect to Facility Rate Management Obligations owing by the U.S. Obligated Parties), the Agent, any LC Issuer, any Acceptance Lender, or any indemnified party arising under any of the Loan Documents.

         "U.S. Subsidiary Guarantor" means each Person who is or becomes a party to any U.S. Subsidiary Guaranty Agreement, whether pursuant to the terms of this Agreement or otherwise, including each such Person's successors and assigns, and "U.S. Subsidiary Guarantors" means two or more of such Persons, collectively.

         "U.S. Subsidiary Guaranty Agreement" means, that certain Guaranty Agreement (in form and substance satisfactory to the Agent), dated concurrently herewith, duly executed by the U.S. Obligated Parties (other than the Parent), and any other agreement executed by a Person whereby such Person guarantees or assures payment and performance of the U.S. Obligations or any portion thereof.

         "U.S. Subsidiary Security Agreements" means that certain Pledge and Security Agreement, dated concurrently herewith, between each of the U.S. Obligated Parties (other than the Parent) and the Agent (or the U.K. Security Trustee on behalf of the Agent), and that certain Equitable Mortgage Over Securities, dated concurrently herewith, between Shakespeare Company, LLC, a Delaware limited liability company, and the U.K. Security Trustee, for the benefit of the Agent and the Lenders (each of such agreements in form and substance satisfactory

CREDIT AGREEMENT  Page 33
to the Agent), as such agreements may be amended, restated, or otherwise modified from time to time.

         "Wholly-Owned Subsidiary" means, with respect to any Person (the "subject Person"), any Person all of the outstanding voting Capital Stock of which shall at the time be owned or controlled, directly or indirectly, by the subject Person or one or more Wholly-Owned Subsidiaries of the subject Person, or by the subject Person and one or more Wholly-Owned Subsidiaries of the subject Person.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE 2

                                   THE CREDITS

         Subject to the terms and conditions of this Agreement, the Lenders agree to make the credit facilities described in this Article 2 available to the Borrowers for use for any purpose pursuant to Section 6.2 from time to time during the term of this Agreement. The credit facilities shall be composed of a revolving credit facility in an initial aggregate principal amount of $205,000,000 consisting of Revolving Loans, Non-Ratable Loans, Facility LCs and Acceptances, and a term loan in an initial principal amount of $20,000,000.

     Section 2.1 Revolving Commitments.

          (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 4, each Lender severally, but not jointly, agrees, upon a Borrower's request from time to time on any Business Day during the period from the Closing Date to the Facility Termination Date, to make Credit Extensions to, or for the account of, the applicable Borrower in an aggregate amount not in excess of such Lender's Revolving Pro Rata Share of the applicable Borrowing Base, except for Collateral Protection Advances. The Lenders, however, in their unanimous discretion, may elect to make Credit Extensions in excess of the applicable Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of any Borrowing Base or to be obligated to exceed such limits on any other occasion. If any requested Credit Extension exceeds (i) the Unused Availability (as determined prior to giving effect to such Credit Extension), (ii) with respect to any Credit Extension to K2 Canada, the unused portion of the Canadian Borrowing Base (after giving effect to all outstanding Loans to K2 Canada but prior to making any requested Loan to K2 Canada), (iii) with respect to any Credit Extension to any U.K. Borrower, the unused portion of the U.K. Borrowing Base (after giving effect to all outstanding Loans to the U.K. Borrowers but prior to making any requested Loan to such U.K. Borrower), or (iv) with respect to any Credit Extension to any U.S. Borrower, the unused portion of the U.S. Borrowing Base (after giving effect to all outstanding Loans to the U.S. Borrowers but prior to making any requested Loan to such U.S. Borrower), then the Lenders may refuse to make or may otherwise restrict the making of Credit Extensions, subject to the Agent's authority, in its sole discretion, to make Collateral Protection

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

         Advances pursuant to the terms of Section 2.1(i). Subject to the terms of this Agreement, the Borrowers may borrow, repay, and reborrow Revolving Loans at any time prior to the Facility Termination Date.

          (b) Increase of Aggregate Revolving Commitment.

               (i) Upon notice to the Agent (who shall promptly notify the Lenders), the Borrowers may, from time to time, request increases in the Aggregate Revolving Commitment in an aggregate amount of up to $25,000,000; provided that any such increase shall not increase the maximum amount of Loans available to K2 Canada or the U.K. Borrowers and shall be in a minimum amount of $10,000,000 and integral multiples of $5,000,000 in excess thereof. At the time of sending such notice, the Borrowers (in consultation with the Agent) shall specify the time period (not less than 10 days) within which each Lender is requested to respond to such request. Each Lender shall respond within such time period to the Agent whether or not it agrees to increase its Revolving Commitment and, if so, whether by an amount equal to or less than its Revolving Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Revolving Commitment. The Agent shall notify the Borrowers and each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrowers may also (i) request that one or more other Lenders, in their sole and absolute discretion, nonratably increase their Revolving Commitment, and/or (ii) invite additional lending institutions which otherwise qualify as Purchasers under Section 12.3 to become Lenders under the terms of this Agreement. In connection with the foregoing, each of the Lenders agrees to execute and deliver such amendments or other agreements as are reasonably required to give effect to the adjustment of such Lender's Revolving Commitment or of the Aggregate Revolving Commitment. Any new Purchaser added as a Lender pursuant to the preceding sentence shall be required to have a Revolving Commitment of not less than $5,000,000. In connection with each increase in any Lender's Revolving Commitment pursuant to this
          Section 2.1(b) and each addition of a new Lender, the Borrowers shall pay to the Agent, for its own account, a fee of $3,500 for processing such increase and addition.

               (ii) If any requested increase in the Revolving Commitments is agreed to in accordance with clause (i) preceding, the Agent and the Borrowers shall determine the effective date of such increase (the "Increase Effective Date"). The Agent, with the consent and approval of the Borrowers, shall promptly confirm in writing to the Lenders the final allocation of such increase and the Increase Effective Date. As a condition precedent to the effectiveness of such increase, the Borrowers shall deliver to the Agent a certificate dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a responsible officer of the Parent on behalf of all of the Borrowers, including a Compliance Certificate demonstrating compliance with the terms of this Agreement and certification that, before and after giving effect to such increase, the representations and warranties contained in Article 5 are true and correct in all

CREDIT AGREEMENT  Page 35
          material respects on and as of the Increase Effective Date (except to the extent any such representation or warranty is stated to relate solely to an earlier date) and no Default or Unmatured Default exists. Upon the request of any Lender, the Borrowers shall deliver a new or amended Note reflecting the new or increased Revolving Commitment of each new or affected Lender as of the Increase Effective Date. The Borrowers shall prepay any Revolving Loans which are Eurodollar Loans and which are outstanding on the Increase Effective Date (and pay any costs incurred in connection with such prepayment pursuant to Section 3.4) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Revolving Pro Rata Shares arising from any nonratable increase in the Revolving Commitments.

          (iii) This Section 2.1(b) shall supersede any provisions of Section
     8.2.

     (c) Procedure for Borrowing.

          (i) Each Advance shall be made upon a Borrower's written notice delivered to the Agent in the form of Exhibit C (a "Borrowing Notice"), or upon telephonic notice pursuant to Section 2.7, which must be received by the Agent prior to 12:00 noon (Chicago, Illinois time) (x) three Business Days prior to the requested Borrowing Date, in the case of any Eurodollar Advance, (y) on the requested Borrowing Date, in the case of any Floating Rate Advance requested by a U.S. Borrower, and (z) three Business Days prior to the requested Borrowing Date, in the case of any Floating Rate Advance requested by K2 Canada or a U.K. Borrower. Each Borrowing Notice shall specify (A) the Borrowing Date (which shall be a Business Day) of such Advance, (B) the amount of the Advance requested, which (1) in the case of Eurodollar Advances shall be in an amount that is not less than $1,500,000 or an integral multiple of $500,000 in excess thereof, (2) in the case of Floating Rate Advances to K2 Canada or a U.K. Borrower shall be in an amount that is not less than $500,000 or an integral multiple of $250,000 in excess thereof, or (3) in the case of Floating Rate Advances to the U.S. Borrowers shall be in an amount that is not less than $50,000 or an integral multiple of $10,000 in excess thereof (other than a Floating Rate Advance made pursuant to Section 2.15 or which is used to repay NonRatable Loans which may be in the amount of the Non-Ratable Loans being repaid), (C) the Type of Advance requested; provided that if such Borrower fails to specify the Type of Advance requested, such request shall be deemed a request for a Floating Rate Advance, and (D) the duration of the Interest Period if the Type of Advance requested is a Eurodollar Advance; provided that if such Borrower fails to select the duration of the Interest Period requested for any Eurodollar Advance, such Borrower shall be deemed to have requested such Eurodollar Advance be made with an Interest Period of one month in duration.

          (ii) The Borrowers shall have no right to request a Eurodollar Advance while any Default or Unmatured Default exists.

CREDIT AGREEMENT  Page 36

          (d) Funding Account. The Borrowers shall deliver to the Agent, on the Closing Date, a notice setting forth the deposit accounts of the Borrowers (each a "Funding Account") to which the Agent is authorized by the Borrowers to transfer the proceeds of the Advances requested hereunder. A separate Funding Account shall be designated for each of K2 Canada (individually), the U.K. Borrowers (collectively), and the U.S. Borrowers (collectively). The Borrowers may designate a replacement Funding Account (as applicable) from time to time by written notice to the Agent. Any designation by the Borrowers of the Funding Account must be reasonably acceptable to the Agent.

          (e) Reliance Upon Authority; No Liability. The Agent is entitled to rely conclusively on any individual's request for Advances hereunder, so long as the proceeds thereof are to be transferred to the applicable Funding Account. The Agent shall have no duty to verify the identity of any individual representing himself or herself as a person authorized by any Borrower to make such requests on its behalf. The Agent shall not incur any liability to the Borrowers as a result of acting upon any notice referred to in Section 2.1(c), Section 2.1(d), Section 2.6, and Section 2.7 which the Agent reasonably believes to have been given by an officer or other person duly authorized by a Borrower to request Advances on its behalf or for otherwise acting under this Agreement. The crediting of Advances to the applicable Funding Account shall conclusively establish the obligation of the applicable Borrowers to repay such Advances as provided herein.

          (f) The Agent's Election. Subject to the requirements of Section 2.1(g), promptly after receipt of a Borrowing Notice (or telephonic notice in lieu thereof) of a requested Floating Rate Advance from the U.S. Borrowers, the Agent shall elect in its discretion to have the terms of
     Section 2.1(g) or Section 2.1(h) apply to such requested Advance. If Bank One declines in its sole discretion to make a Non-Ratable Loan pursuant to
     Section 2.1(h), the terms of Section 2.1(g) shall apply to the requested Advance.

          (g) Making of Advances. If the Agent elects to have the terms of this
     Section 2.1(g) apply to a requested Floating Rate Advance or if a requested Advance is for a Eurodollar Advance, then promptly after receipt of a Borrowing Notice or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone, or email of the requested Advance. Each Lender shall transfer its Revolving Pro Rata Share of the requested Advance to the Agent in immediately available funds, to the account from time to time designated by the Agent, not later than 2:00 p.m. (Chicago, Illinois time) on the applicable Borrowing Date. After the Agent's receipt of all proceeds of such requested Advance, the Agent shall make the proceeds of such requested Advance available to the applicable Borrower on the applicable Borrowing Date by transferring same day funds to the applicable Funding Account; provided, however, that the amount of Credit Extensions made to the Borrowers on any Borrowing Date shall not exceed the Unused Availability on such date, may not cause the Aggregate Outstanding Revolving Credit Exposure to exceed the Aggregate Revolving Commitment, and shall not cause the aggregate amount of Credit Extensions outstanding to K2 Canada, the U.K. Borrowers, or the U.S. Borrowers to exceed the Canadian Borrowing Base, the U.K.

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

    Borrowing Base, or the U.S. Borrowing Base (as applicable) after giving effect to any such Credit Extension.

          (h) Making of Non-Ratable Loans. Subject to Section 2.1(f), if the Agent elects, with the consent of Bank One, to have the terms of this
     Section 2.1(h) apply to a requested Floating Rate Advance requested by any U.S. Borrower, Bank One shall make an Advance in the amount requested available to the U.S. Borrowers on the applicable Borrowing Date by transferring same day funds to the applicable Funding Account. Each advance made solely by Bank One pursuant to this Section 2.1(h) is referred to in this Agreement as a "Non-Ratable Loan," and such Advances are referred to as the "Non-Ratable Loans." Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Advances funded by the Lenders, except that all payments thereon shall be payable to Bank One solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed $10,000,000. The Agent shall not request Bank One to make any Non-Ratable Loan if (A) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 4 will not be satisfied on the requested Borrowing Date for the applicable Non-Ratable Loan, or (B) the requested Non-Ratable Loan exceeds the Unused Availability (before giving effect to such Non-Ratable Loan) or would cause the Aggregate Outstanding Revolving Credit Exposure (after giving effect to such Non-Ratable Loan) to exceed the Aggregate Revolving Commitment on the applicable Borrowing Date. The Non-Ratable Loans shall be secured by the Liens granted to the Agent in and to the Facility Collateral and shall constitute Obligations hereunder. All Non-Ratable Loans shall be Floating Rate Advances.

          (i) Collateral Protection Advances. Subject to the limitations set forth below, the Agent is authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (i) during the existence of a Default or (ii) at any time that any of the other conditions precedent set forth in Article 4 have not been satisfied, to make Advances (each such Advance to be a Floating Rate Advance) to any of the Borrowers on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed, at the time of making such Advance, the lesser of 10.0% of the aggregate amount of the Borrowing Base or $10,000,000 which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Facility Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to or required to be paid by the Borrowers pursuant to the terms of this Agreement, including costs, fees, and expenses as described in Section 9.6 (any of such Advances are herein referred to as "Collateral Protection Advances"); provided that the Required Lenders may at any time revoke the Agent's authorization to make Collateral Protection Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent's receipt thereof. Absent such revocation, the Agent's determination that the making of a Collateral Protection Advance is required for any such purposes shall be conclusive. The Collateral Protection Advances shall be secured by the Liens in favor of the Agent in and to the Facility Collateral and shall constitute Obligations hereunder. All Collateral Protection Advances shall be Floating Rate Advances.

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

     Section 2.2 Term Loans B. Subject to the terms and conditions of this Agreement, each Lender designated on the signature pages hereof as holding any commitment with respect to the Term Loans B, severally agrees to make a Loan on the Closing Date to the U.S. Borrowers, each in an amount equal to such Lender's Term Loan B as specified opposite such Lender's name on its signature page hereto. The aggregate amount of the Term Loans B on the Closing Date shall be equal to $20,000,000.

     Section 2.3 Evidence of Indebtedness; Noteless Agreement.

          (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (b) The Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof, and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder, (iii) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time (which shall be to the knowledge of the Agent where it is not the LC Issuer), (iv) the original amount of each Acceptance and the amount of the Acceptance Obligations outstanding at any time (which shall be to the knowledge of the Agent where it is not the Acceptance Lender), and (v) the amount of any sum received by the Agent hereunder from the Borrowers and each Lender's share thereof.

          (c) The entries maintained in the accounts maintained pursuant to clause (a) and clause (b) preceding shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Obligations in accordance with their terms.

          (d) Any Lender may request that its Loans be evidenced by one or more promissory notes representing its Revolving Loans and Term Loans B, respectively, substantially in the form of Exhibit A, with appropriate changes (each such promissory note being referred to herein as a "Note"). In such event, the Borrowers shall execute and deliver to such Lender such Note or Notes payable to the order of such Lender. Thereafter, the Loans evidenced by each such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in clause
     (a) and clause (b) preceding.

     Section 2.4 Facility LCs and Acceptances.

          (a) Issuance and Creation. Each of the Lenders, if and to the extent acting as the LC Issuer or Acceptance Lender hereunder (it being agreed and understood that an Acceptance may or may not be accepted for payment by an Acceptance Lender in

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

     accordance with the underlying application, agreement, or Letter of Credit), hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby and commercial letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease, or otherwise modify each Facility LC ("Modify" and each such action a "Modification") or to accept or create (or cause or deem to be accepted or created) Acceptances hereunder, in each case from time to time from and including the Closing Date and prior to the Facility Termination Date upon the request of the Parent in support of obligations of any Obligated Party or, up to an aggregate amount outstanding at any time not in excess of $15,000,000, any Subsidiary of the Parent which is not an Obligated Party; provided that immediately after each such Facility LC is issued or Modified or such Acceptance is accepted or created (or deemed accepted or created),
     (i) the aggregate amount of the outstanding LC Obligations and Acceptance Obligations shall not exceed $75,000,000, and (ii) the sum (without duplication) of all Loans to the U.S. Borrowers, plus all LC Obligations, plus all Acceptance Obligations shall not exceed the U.S. Borrowing Base. No Facility LC shall have an expiry date later than the earlier of (y) the fifth Business Day prior to the Facility Termination Date or (z) one year after its issuance; provided that, subject to clause (y) preceding, any Facility LC with an original one year term may provide for automatic renewals thereof for up to one year. With respect to any Facility LC which provides for automatic renewal of such Facility LC, each Lender shall be deemed to have consented to any such extension or renewal unless such Lender shall have provided to the Agent written notice that such Lender declines to consent to any such extension or renewal at least 30 days prior to the date on which the LC Issuer is entitled to decline to extend or renew the Facility LC; provided that, notwithstanding the foregoing, if all of the requirements of this Section 2.4(a) are met and no Default or Unmatured Default exists, no Lender may decline to consent to any such extension or renewal.

          (b) Participations. Upon the issuance or Modification by the LC Issuer of a Facility LC or the creation or deemed creation of an Acceptance by the Acceptance Lender, in each case in accordance with this Section 2.4, the LC Issuer or the Acceptance Lender, as applicable, shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer or the Acceptance Lender, as applicable, a participation in such Facility LC (and each Modification thereof) or Acceptance, as applicable, and the related LC Obligations or Acceptance Obligations in proportion to its Revolving Pro Rata Share. Each Lender acknowledges and agrees that each such participation in a Facility LC (and each Modification thereof) or Acceptance, as applicable, and its payment and other obligations with respect thereto: (i) is absolute and unconditional; (ii) shall remain and continue in full force and effect without regard (A) to any waiver, modification, extension, renewal, amendment or restatement of any other term or provision of any Facility LC or Acceptance, (B) to any act or circumstance respecting any Facility LC or Acceptance consented to or waived by any Borrower, (C) to any full, partial, or nonexercise of any of the rights, powers, privileges, remedies, and interests of the LC Issuer or Acceptance Lender respecting any Facility LC or Acceptance or under any related application, any Loan Document or applicable law, against any Person or with respect to any Facility Collateral, (D) to any Default or

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

     Unmatured Default, whenever occurring or continuing, or (E) to any act or omission on the part of the LC Issuer or Acceptance Lender, the Agent, any Lender, or any other Person; (iii) shall not be subject to any defense, counterclaim, set off, right of recoupment, abatement, reduction, or other claim or determination that such Lender may have against the Agent, any other Lender, any Borrower, or any other Person; and (iv) shall not be diminished or qualified by the death, disability, dissolution, reorganization, insolvency, bankruptcy, custodianship, or receivership of the LC Issuer, the Acceptance Lender, any Lender, any Borrower, any other coobligor, guarantor, surety or pledgor, or any other Person, or the inability of any of them to pay its debts or perform or otherwise satisfy its obligations as they become due for any reason whatsoever.

          (c) Notice of Facility LCs. Subject to Section 2.4(a), the Parent shall give the LC Issuer notice prior to 12:00 noon (Chicago, Illinois time) at least three Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification), and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Agent, and the Agent shall notify each Lender (at the time of a Settlement pursuant to Section 2.17), of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article 4 (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the LC Issuer and that the Parent shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

          (d) Facility LC Administration; Reimbursement by the Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Agent and the Parent as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Parent and the Lenders shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable, without regard to the occurrence of any Default, Unmatured Default, or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender's Revolving Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Parent pursuant to Section 2.4(e), plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer's

CREDIT AGREEMENT  Page 41
     demand for such reimbursement (or, if such demand is made after 1:00 p.m. (Chicago, Illinois time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

          (e) Reimbursement by the Parent. The Parent shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest, or other formalities of any kind; provided that neither the Parent nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Parent or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the Parent shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (y) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (z) the sum of 2.00%, plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Lender ratably in accordance with its Revolving Pro Rata Share all amounts received by the LC Issuer from the Parent for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to Section 2.4(d). Subject to the terms and conditions of this Agreement (including, without limitation, the submission of a Borrowing Notice in compliance with Section 2.1(c) and the satisfaction of the applicable conditions precedent set forth in Article 4), the Parent may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

          (f) Acceptance, Creation and Additional Acceptance Provisions.

               (i) In the event a LC Issuer accepts a LC Application from the Parent calling for acceptance (rather than immediate payment) on presentment, then upon due presentment to the LC Issuer by the beneficiary under any Facility LC of a time draft in accordance therewith and herewith, (A) the LC Issuer shall be deemed to be an Acceptance Lender, (B) the LC Issuer shall accept the draft presented by the beneficiary of the Facility LC in accordance with the terms thereof and hereof (which may be by way of notice to the beneficiary or delivery of the Acceptance), (C) the accepted draft of the beneficiary shall be deemed to be an Acceptance, and (D) the Acceptance Lender shall provide notice to the Agent of creation of such Acceptance. The amount of the Acceptance shall be equal to the face amount of the beneficiary's draft.

CREDIT AGREEMENT  Page 42

                    (ii) Notwithstanding anything herein to the contrary, the
               Acceptance Lender shall not be required to accept any draft that
               (A) did not arise out of the purchase or sale of goods by any Borrower in the ordinary course of its business, (B) arose out of a purchase from or sale to an Affiliate of any Borrower, (C) involves any purchase or sale for which each of the Agent and the Acceptance Lender has not received all related documents, instruments, and forms requested by either the Agent or the Acceptance Lender, or (D) is not eligible for discounting with Federal Reserve Banks pursuant to paragraph 7 of Section 13 of the Federal Reserve Act, as amended.

                    (iii) The Acceptance Lender shall pay the amount of the
               Acceptance on maturity to the presenting Facility LC beneficiary or its assignee (if not previously discounted by the beneficiary to the Acceptance Lender). The Acceptance Lender may in its discretion discount the Acceptance for the presenting Facility LC beneficiary at its request, which may be subject to such interest (discount) rate for the applicable maturity period and other charges as such beneficiary and the Acceptance Lender may agree. The Lenders shall not participate in such interest (discount) rate and charges.

                    (iv) The Parent shall pay to the Acceptance Lender the
               amount of any Acceptance on its maturity date. In addition, each of the Agent and the Acceptance Lender is hereby irrevocably authorized, in its sole discretion, to cause the Lenders to make Revolving Loans to the U.S. Borrowers (and the U.S. Borrowers agree to request and accept such Revolving Loans for all purposes of this Agreement) from time to time, or to charge any account of the U.S. Borrowers, to pay any Acceptance for which payment is due, or at any time after the occurrence of a Default to fund cash collateral for any outstanding Acceptance.

                    (v) Each Acceptance shall be payable in Dollars and shall be in the face amount of at least $10,000. The maturity of each Acceptance shall be in any 30 day increment equal to or greater than 30 days and less than or equal to 180 days or, if such maturity date is not a Business Day, on the next succeeding Business Day and, in any event, no later than the fifth Business Day prior to the Facility Termination Date.

                    (vi) The Parent and other Borrowers acknowledge and agree
               that none of the Acceptance Lender, the LC Issuer (except in so far as this Agreement provides otherwise with respect to a LC Issuer's liability for a Facility LC issued by it), the Agent, or any Lender, and none of their respective affiliates, correspondents, custodians, participants, and representatives, shall be responsible or have any liability for: (A) the existence, character, quantity, quality, condition, packing, value, or delivery of any goods or other property relating to any draft or Acceptance; (B) the validity, sufficiency, or genuineness of any documents or endorsements or other notations thereon; (C) the time, place, manner, or order in which shipment is made; (D) any insurance or insurer; or (E) any act or omission

CREDIT AGREEMENT  Page 43
               of any shipper, warehouseman, carrier, correspondent, or other party involved in any transaction related to any draft or Acceptance.

          (g) Obligations Absolute. The Parent's obligations under this Section
     2.4 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Parent may have or have had against the LC Issuer, the Acceptance Lender, any Lender, or any beneficiary of a Facility LC, and irrespective of whether any such party has received notice or otherwise has knowledge of the same. Each of the Parent and the other Borrowers further agrees with the LC Issuer, the Acceptance Lender and the Lenders that (i) neither the Parent nor any other Borrower can request or stop payment under any Facility LC or Acceptance in accordance with its terms and (ii) the Agent, the LC Issuer, the Acceptance Lender, and the Lenders shall not be responsible for, and the LC Obligation or Acceptance Obligation in respect of any Facility LC or Acceptance shall not be affected by, among other things, (A) the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent, or forged, (B) any dispute between or among the Parent, any of its Affiliates, the beneficiary of any Facility LC or Acceptance, or any financial institution or other party to whom any Facility LC or Acceptance may be transferred, or (C) any claims or defenses whatsoever of the Parent or of any of its Affiliates against the beneficiary of any Facility LC or Acceptance or any such transferee. Neither the Agent, the LC Issuer, the Acceptance Lender, or any Lender shall be liable for any error, omission, interruption, or delay in transmission, dispatch, or delivery of any message or advice, however transmitted, in connection with any Facility LC or Acceptance. The Parent agrees that any action taken or omitted by the Agent, the LC Issuer, the Acceptance Lender, or any Lender under or in connection with each Facility LC or Acceptance and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Parent and shall not put the Agent, the LC Issuer, the Acceptance Lender, or any Lender under any liability to the Parent. Nothing in this Section 2.4(g) is intended to limit the right of the Parent to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of
     Section 2.4(e).

          (h) Actions of the LC Issuer and the Acceptance Lender. The LC Issuer and the Acceptance Lender shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, Acceptance, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order, or other document believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants, and other experts selected by the LC Issuer or the Acceptance Lender, as applicable. The LC Issuer and the Acceptance Lender shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.4, the LC Issuer and the Acceptance Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with

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

     a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC or Acceptance.

          (i) Inventory Financed with Facility LCs and Acceptances.

               (i) During the existence of any Default, in connection with all Inventory financed for any Obligated Party with any Facility LC or Acceptance, each Obligated Party hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (A) to sign and/or endorse such Obligated Party's name upon any warehouse or other receipts; (B) to sign such Obligated Party's name on bills of lading and other negotiable and nonnegotiable documents; (C) to clear Inventory through customs in the Agent's or such Obligated Party's name, and to sign and deliver to customs officials powers of attorney in such Obligated Party's name for such purpose; (D) to complete in such Obligated Party's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (E) to do such other acts and things as are necessary in order to enable the Agent to obtain possession or control of such Inventory and to obtain payment of the Obligations. Neither the Agent nor its designee, as such Obligated Party's attorney, will be liable for any acts or omissions, nor for any error of judgment or mistakes of fact or law other than for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

               (ii) During the existence of any Default, in connection with all Inventory financed by any Facility LC or Acceptance, each Obligated Party will, at the Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses, or others receiving or holding cash, checks, Inventory, documents, or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into any Obligated Party's possession, to deliver them, upon request, to the Agent in their original form. Each Obligated Party shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and nonnegotiable documents.

          (j) Indemnification. The Parent hereby agrees to indemnify and hold harmless each Lender, the LC Issuer, the Acceptance Lender, and the Agent, and their respective directors, officers, agents, and employees from and against any and all claims and damages, losses, liabilities, costs, or expenses which such Lender, the LC Issuer, the Acceptance Lender, or the Agent may incur (or which may be claimed against such Lender, the LC Issuer, the Acceptance Lender, or the Agent by any Person whatsoever) by reason of or in connection with the issuance, execution, and delivery or transfer of or payment or failure to pay under any Facility LC or Acceptance or any actual or proposed use of any Facility LC or Acceptance, including, without limitation, any claims, damages, losses, liabilities, costs, or expenses which the LC Issuer or the Acceptance Lender may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or

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

     comply with its obligations to the LC Issuer or the Acceptance Lender hereunder (but nothing herein contained shall affect any rights the Parent may have against any defaulting Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named "Beneficiary", but which Facility LC does not require that any drawing by any such successor "Beneficiary" be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor "Beneficiary"; provided that the Parent shall not be required to indemnify any Lender, the LC Issuer, the Acceptance Lender, or the Agent for any claims, damages, losses, liabilities, costs, or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer or the Acceptance Lender in determining whether a request presented under any Facility LC complied with the terms of such Facility LC, (y) the LC Issuer's failure to pay or create an Acceptance as contemplated under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC, or (z) the failure of the Acceptance Lender to pay the amount of the Acceptance on maturity to the applicable beneficiary (if not previously discounted by the beneficiary to the Acceptance Lender). Nothing in this Section 2.4(i) is intended (or shall be deemed or construed) to limit the obligations of the Parent under any other provision of this Agreement.

          (k) The Lenders' Indemnification of the LC Issuer. Each Lender shall, ratably in accordance with its Revolving Pro Rata Share, indemnify the LC Issuer, its Affiliates, and their respective directors, officers, agents, and employees (to the extent not reimbursed by the Parent) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss, or liability (except such as result from such indemnitees' own gross negligence or willful misconduct or the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility
     LC) that such indemnitees may suffer or incur in connection with this
     Section 2.4 or any action taken or omitted by such indemnitees hereunder.

          (l) The Lender's Indemnification of the Acceptance Lender. Each Lender shall, ratably in accordance with its Revolving Pro Rata Share, indemnify the Acceptance Lender, its Affiliates, and their respective directors, officers, agents, and employees (to the extent not reimbursed by the Parent) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss, or liability (except such as result from such indemnitees' own gross negligence or willful misconduct or the failure of the Acceptance Lender to pay the amount of the Acceptance on maturity to the applicable beneficiary (if not previously discounted by the beneficiary to the Acceptance Lender)) that such indemnitees may suffer or incur in connection with this Section 2.4 or any action taken or omitted by such indemnitees hereunder.

          (m) Rights as a Lender. In its capacity as a Lender, each LC Issuer and each Acceptance Lender shall have the same rights and obligations as any other Lender.

          (n) Termination. If, notwithstanding the provisions of Section 2.4(a), any Facility LC or Acceptance is outstanding upon the termination of this Agreement, then

CREDIT AGREEMENT  Page 46
     upon such termination the Parent shall deposit with the Agent, for the benefit of the Agent and the Lenders, with respect to each such Facility LC or Acceptance then outstanding, as the Agent in its discretion shall specify, either (i) a standby letter of credit (a "Supporting Letter of Credit"), in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to 110% of the sum of the amount for which each such Facility LC may be drawn and the amount of each such Acceptance, plus any fees and expenses associated with such Facility LC or Acceptance, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Facility LC or Acceptance and any fees and expenses associated with such Facility LC or Acceptance or (ii) cash in an amount equal to 110% of the amount necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Facility LC or Acceptance, plus any fees and expenses associated with such Facility LC or Acceptance. Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, for the benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Facility LC or Acceptance remaining outstanding.

          (o) Facility LC/Acceptance Collateral Account. The Parent agrees that it will, during the existence of any Default, upon the request of the Agent or the Required Lenders, maintain a special collateral account pursuant to arrangements satisfactory to the Agent (the "Facility LC/Acceptance Collateral Account") at the Agent's office at the address specified pursuant to Article 13, in the name of the Parent but under the sole dominion and control of the Agent, for the benefit of the Agent and the Lenders and in which the Parent shall have no interest other than as set forth in Section 8.1. The Parent hereby pledges, assigns, and grants to the Agent, for the benefit of the Agent and the Lenders, a security interest in all of the Parent's right, title, and interest in and to all funds which may from time to time be on deposit in the Facility LC/Acceptance Collateral Account to secure the prompt and complete payment and performance of all U.S. Obligations. Nothing in this clause (o) shall either obligate the Agent to require the Parent to deposit any funds in the Facility LC/Acceptance Collateral Account or limit the right of the Agent to release any funds held in the Facility LC/Acceptance Collateral Account in each case other than as required by Section 8.1.

     Section 2.5 Interest.

          (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on accrued interest thereon not paid when due) from the date made or incurred until paid in full in cash at a rate determined by reference to the Floating Rate or the Eurodollar Rate, as applicable. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

               (i) for all Floating Rate Loans and other Obligations (other than Eurodollar Loans) at a fluctuating per annum rate equal to the lesser of (A) the Floating Rate or (B) the Highest Lawful Rate; and

CREDIT AGREEMENT  Page 47

               (ii) for all Eurodollar Loans at a per annum rate equal to the lesser of (A) the Eurodollar Rate or (B) the Highest Lawful Rate.

         Each change in the Prime Rate shall be reflected in the interest rate described in clause (i) preceding as of the effective date of such change. Subject to Section 2.9, all (y) interest charges on Eurodollar Loans and the fees specified in Section 2.10 shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest and fees being paid than if computed on the basis of a 365 day year) and (z) all other Obligations shall be computed on the basis of a 365 (or 366, if applicable) day year. For the purposes of the Interest Act (Canada), the yearly rate of interest to which any rate calculated on the basis of a period of time different from the actual number of days in the year is equivalent to the stated rate multiplied by the actual number of days in the year and divided by the number of days in the shorter period.

          (b) Rates Applicable After Default. Subject to Section 2.9, during the existence of a Default the Agent or the Required Lenders may, at their option, by notice to the Borrowers (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (a) each Eurodollar Loan shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period, plus 2.00% per annum and (b) each Floating Rate Loan shall bear interest at a rate per annum equal to the applicable Floating Rate in effect from time to time plus 2.00% per annum, provided that during the existence of a Default under Section 7.1(f) or Section 7.1(g), the interest rates set forth in clause (a) and clause (b) preceding shall be applicable to all Obligations without any election or action on the part of the Agent or any Lender.

     Section 2.6 Continuation and Conversion of Outstanding Loans.

          (a) Floating Rate Loans (other than NonRatable Loans) shall continue as Floating Rate Loans unless and until such Floating Rate Loans are converted into Eurodollar Loans pursuant to this Section 2.6 or are repaid in accordance with Section 2.11. Each Eurodollar Loan shall continue as a Eurodollar Loan until the end of the then applicable Interest Period therefor, at which time such Eurodollar Loan shall be automatically converted into a Floating Rate Loan unless (a) such Eurodollar Loan is repaid in accordance with Section 2.11 or (b) the applicable Borrower requests that, at the end of such Interest Period, such Eurodollar Loan continue as a Eurodollar Loan for the same or another Interest Period. The applicable Borrower may elect from time to time to convert all or any part of the Floating Rate Loans owing by such Borrower (other than the Non-Ratable Loans) into a Eurodollar Loan. No Borrower may continue any Eurodollar Loan as a Eurodollar Loan or convert any Floating Rate Loans into a Eurodollar Loan if the Eurodollar Loan resulting from such continuation or conversion is less than $1,500,000 or an integral multiple of $500,000 in excess thereof. In connection with any proposed continuation of a Eurodollar Loan as a Eurodollar Loan or conversion of a Floating Rate Loan to a Eurodollar Loan, the applicable Borrower shall deliver to the Agent a Borrowing Notice not later than 12:00 noon (Chicago, Illinois time) at least three Business Days prior to the date of the requested continuation or conversion, specifying:

CREDIT AGREEMENT  Page 48

               (i) the requested date, which shall be a Business Day, of such continuation or conversion;

               (ii) the aggregate amount and Type of the Loan which is to be continued or converted; and

               (iii) the amount of such Loan which is to be continued as or converted into a Eurodollar Loan and the duration of the Interest Period applicable thereto; provided that no Borrower may select an Interest Period that ends after the Facility Termination Date or that, with respect to any portion of the Term Loans B, extends beyond an installment payment date for the Term Loans B unless, after giving effect to such election, the portion of the Term Loans B not subject to interest periods ending after such installment payment date is equal to or greater than the principal due on such installment payment date. If any Borrowing Notice delivered pursuant to this Section 2.6(a) fails to select the duration of the Interest Period for the requested Eurodollar Loan, the applicable Borrower shall be deemed to have requested such Eurodollar Loan be made with an Interest Period of one month in duration.

          (b) Notwithstanding Section 2.6(a), if upon the expiration of any Interest Period applicable to Eurodollar Loans any Default or Unmatured Default then exists, the applicable Borrower shall be deemed to have elected to convert such Eurodollar Loans into Floating Rate Loans effective as of the expiration date of such Interest Period.

          (c) The Agent will promptly notify each Lender of its receipt of a Borrowing Notice with respect to any continuation or conversion.

          (d) All continuations and conversions shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which such notice was given held by each Lender.

     Section 2.7 Borrowing Notices Irrevocable. Any Borrowing Notice (or telephonic notice in lieu thereof) shall be irrevocable and the applicable Borrower(s) shall be bound to borrow the funds requested therein in accordance therewith. With respect to any request by the U.S. Borrowers for a Revolving Loan which is to be a Floating Rate Advance, in lieu of delivering a Borrowing Notice, a U.S. Borrower may give the Agent telephonic notice of such request for advances to the Funding Account not later than the required time specified in
Section 2.1(c)(i). The Agent at all times shall be entitled to rely on such telephonic notice in making any such Advance, regardless of whether any written confirmation is received by the Agent.

     Section 2.8 Interest Periods. After giving effect to any Loan, Advance, or continuation or conversion of any Eurodollar Loan, there may not be more than eight different Interest Periods in effect hereunder.

     Section 2.9 Limitation of Interest. The Borrowers, the Agent, and the Lenders intend to strictly comply with all applicable laws, including applicable usury laws. Accordingly, the provisions of this Section 2.9 shall govern and control over every other provision of this

CREDIT AGREEMENT  Page 49

Agreement or any other Loan Document which conflicts or is inconsistent with this Section 2.9, even if such provision declares that it controls. As used in this Section 2.9, the term "interest" includes the aggregate of all charges, fees, benefits, or other compensation which constitute interest under applicable law, provided that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance, or detention of money and not as interest and (b) all interest at any time contracted for, reserved, charged, or received shall be amortized, prorated, allocated, and spread, in equal parts during the full term of the Obligations. In no event shall the Borrowers or any other Person be obligated to pay, or any Lender have any right or privilege to reserve, receive, or retain, (i) any interest in excess of the maximum amount of nonusurious interest permitted under the laws of the State of California or the applicable laws (if any) of the U.S. or of any other applicable state or (ii) total interest in excess of the amount which such Lender could lawfully have contracted for, reserved, received, retained, or charged had the interest been calculated for the full term of the Obligations at the Highest Lawful Rate. On each day, if any, that the interest rate (the "Stated Rate") called for under this Agreement or any other Loan Document exceeds the Highest Lawful Rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the Highest Lawful Rate for that day, and shall remain fixed at the Highest Lawful Rate for each day thereafter until the total amount of interest accrued equals the total amount of interest which would have accrued if there were no such ceiling rate as is imposed by this sentence. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the Highest Lawful Rate when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate. The daily interest rates to be used in calculating interest at the Highest Lawful Rate shall be determined by dividing the applicable Highest Lawful Rate per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Agreement or in any other Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 2.9, or be construed to create a contract to pay for the use, forbearance, or detention of money at an interest rate in excess of the Highest Lawful Rate. If the term of any Obligation is shortened by reason of acceleration of maturity as a result of any Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason any Lender at any time, including but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment, or other event which produces the excess, and, if such excess interest has been paid to such Lender, it shall be credited pro tanto against the then outstanding principal balance of the Borrowers' obligations to such Lender, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

     Section 2.10 Fees.


          (a) Unused Commitment Fee. Subject to Section 2.9, until termination of the Aggregate Revolving Commitment, the U.S. Borrowers agree to pay to the Agent, for the account of the Lenders ratably, in accordance with their respective Revolving Pro Rata Shares, on each Payment Date, an unused commitment fee (the "Unused Commitment

CREDIT AGREEMENT  Page 50

     Fee") equal to the Applicable Unused Commitment Fee Rate, multiplied by the daily Aggregate Unused Revolving Commitment from the Closing Date through and including the Facility Termination Date payable on each Payment Date. Subject to Section 2.9, the Unused Commitment Fee shall be computed on the basis of a 360 day year for the actual number of days elapsed. For purposes of calculating the Unused Commitment Fee pursuant to this Section 2.10, any payment received by the Agent (if received prior to 12:00 noon (Chicago, Illinois time)) shall be deemed to be credited to the Borrowers' account on the Business Day following the date such payment is received by the Agent.

          (b) LC Fees. The Parent shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Revolving Pro Rata Shares, with respect to each Facility LC, a letter of credit fee at a per annum rate equal to (i) for standby Facility LCs, the Applicable LC Rate for a standby Facility LC in effect from time to time and (ii) for commercial Facility LCs, the Applicable LC Rate for a commercial Facility LC in effect from time to time, in each case multiplied by the average daily undrawn stated amount under such Facility LC (provided that, during the existence of a Default, upon notice by the Agent or the Required Lenders to the Parent (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in fees), the Applicable LC Rate otherwise in effect shall be increased by 2.00% per annum), such fee to be payable in arrears on each Payment Date (each such fee paid pursuant to this sentence, an "LC Fee"). Subject to Section 2.9, the LC Fee shall be computed on the basis of a 360 day year for the actual number of days elapsed. The Parent shall also pay to the LC Issuer for its own account (y) at the time of issuance of each Facility LC, a fronting fee in an amount equal to 0.25% of the stated amount of each Facility LC and (z) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the LC Issuer's standard schedule for such charges as in effect from time to time.

          (c) Acceptance Fees. The Parent shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Revolving Pro Rata Shares, with respect to each Acceptance, a fee at a per annum rate equal to the Applicable Acceptance Rate multiplied by the average daily aggregate amount of outstanding Acceptances, provided, that during the existence of a Default, upon notice by the Agent or the Required Lenders to the Parent (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in fees), the Applicable Acceptance Rate otherwise in effect shall be increased by an additional 2.00% per annum, such fee to be payable in arrears on each Payment Date (each such fee, an "Acceptance Fee"). Subject to Section 2.9, each Acceptance Fee shall be computed on the basis of a 360 day year for the actual number of days elapsed. The Parent shall also pay to the Acceptance Lender for its own account documentary and processing charges in connection with the creation and payment of the contemplated Acceptance in accordance with the Acceptance Lender's standard schedule for such charges as in effect from time to time.

          (d) Seasonal Inventory Advance Fee. During the period from December 1 of each calendar year through and including March 31 of the following calendar year, the

CREDIT AGREEMENT  Page 51

     Borrowers shall pay to the Agent, for the benefit of the Lenders, a fee in an amount equal to 0.50% per annum multiplied by the daily average amount, if any, by which the aggregate amount of Revolving Loans exceeds the Borrowing Base Calculation determined without giving effect to the proviso of the definition of Borrowing Base Calculation, such fee to be payable in arrears on the first day of each calendar month. Subject to
     Section 2.9, the fee required by this Section 2.10(d) shall be computed on the basis of a 360 day year for the actual number of days elapsed.

     Section 2.11 Payment of the Loans.

          (a) Revolving Loans. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, together with all other Obligations, other than the Term Loans and interest thereon, including all accrued and unpaid interest thereon, on the Facility Termination Date as follows: K2 Canada shall repay the Canadian Obligations; the U.K. Borrowers shall repay the U.K. Obligations; and the U.S. Borrowers shall repay the U.S. Obligations. The Borrowers may prepay their respective Revolving Loans at any time and reborrow subject to the terms of this Agreement; provided that with respect to any Eurodollar Loans prepaid prior to the expiration date of the Interest Period applicable thereto, the U.S. Borrowers shall pay to the Agent, for the account of the Lenders, the amounts described in
     Section 3.4. In addition, and without limiting the generality of the foregoing, upon demand (i) K2 Canada shall pay to the Agent, for account of the Lenders, the amount, if any and without duplication, by which the outstanding Revolving Loans owing by K2 Canada exceed the Canadian Borrowing Base, (ii) the U.K. Borrowers shall pay to the Agent, for account of the Lenders, the amount, if any and without duplication, by which the outstanding Revolving Loans owing by the U.K. Borrowers exceed the U.K. Borrowing Base, and (iii) the U.S. Borrowers shall pay to the Agent, for account of the Lenders, the amount, if any and without duplication, by which the Aggregate Outstanding Revolving Credit Exposure owing by the U.S. Borrowers exceeds the U.S. Borrowing Base. Accrued interest on the Revolving Loans shall be due and payable on each Payment Date.

          (b) Term Loans. The U.S. Borrowers shall pay to the Agent, for the account of the Lenders, the outstanding principal amount of the Term Loans B in consecutive monthly principal installments of $555,555.56 on each applicable Payment Date, and in any event, all unpaid Obligations in respect of the Term Loans B are due and payable on the Facility Termination Date. Accrued interest on the Term Loans B shall be due and payable on each Payment Date.

     Section 2.12 Termination of Facilities.

          (a) Without limiting Section 2.11 or Section 8.1, (a) the Aggregate Commitment shall expire on the Facility Termination Date and (b) the Aggregate Outstanding Credit Exposure and all other unpaid Obligations shall be paid in full on the Facility Termination Date.

          (b) The Borrowers may terminate this Agreement upon at least five Business Days prior written notice thereof to the Agent and the Lenders, upon (a) the payment in

CREDIT AGREEMENT  Page 52
     full of all outstanding Loans, together with accrued and unpaid interest thereon, (b) the cancellation and return of all outstanding Facility LCs (or alternatively, with respect to each such Facility LC, the furnishing to the Agent of a cash deposit or Supporting Letter of Credit as required by Section 2.4(l)), (c) the payment in full of the early termination fee set forth in the following sentence, (d) the payment in full of all reimbursable expenses and other Obligations together with accrued and unpaid interest thereon, and (e) the payment in full of any amount due under Section 3.4. Subject to Section 2.9, if this Agreement is terminated at any time prior to the Facility Termination Date, whether pursuant to this Section 2.12 or pursuant to Section 8.1, the U.S. Borrowers shall pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:

     ===========================================     =================================
             Period during which early
                termination occurs                          Early Termination Fee
     ===========================================     =================================
     On or prior to the first anniversary of the     1.00% of the Aggregate Commitment
     Closing Date
    ===========================================     =================================
     After the first anniversary of the Closing           0.50% of the Aggregate
     Date but the on or prior to the second                     Commitment
     anniversary of the Closing Date
    ===========================================     =================================

     As used in the preceding table, notwithstanding any other definition or provision of this Agreement to the contrary, "Aggregate Commitment" shall mean the sum of the Aggregate Revolving Commitment as of the date of termination of this Agreement, plus the highest aggregate amount of the Term Loans B outstanding during the 60 day period immediately preceding the date of termination of this Agreement. No early termination fee shall be payable in connection with any early payment of the Term Loans B if the Aggregate Revolving Commitment is not terminated within 90 days of such early payment of the Term Loans B. Additionally, no such early termination fee shall be payable in the event this Agreement is terminated in connection with refinancing of the Obligations in a transaction in which Bank One or one of its Affiliates provides or arranges a replacement credit facility for the Borrowers or any of them. The Borrowers may, without premium or penalty, permanently reduce the Aggregate Revolving Commitment ratably among the Lenders to an amount not less than $170,000,000 or any integral multiple of $10,000,000 in excess thereof, upon at least five Business Days written notice to the Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Revolving Commitment may not be reduced below the Aggregate Outstanding Revolving Credit Exposure.

     Section 2.13 Prepayment of the Loans.

          (a) The Borrowers may prepay the principal of the Revolving Loans, in whole or in part, at any time and from time to time.

          (b) The U.S. Borrowers (i) may prepay the principal of the Term Loans B, in whole or in part, at any time and from time to time if, after giving effect to any such prepayment, the Unused Availability is greater than (A) for any prepayment between April 1 and November 30 of any calendar year, $40,000,000 and (B) for any prepayment

CREDIT AGREEMENT  Page 53
     between December 1 of a calendar year and March 31 of the following calendar year, $20,000,000 and (ii) shall prepay the principal of the Term Loans B as required by Section 6.14(g).

          (c) Notwithstanding any provision of this Agreement to the contrary (including, without limitation, Section 2.13(b) and Section 2.16), not later than fifteen days after delivery of the Parent's financial statements pursuant to Section 6.1(a), the U.S. Borrowers shall make a prepayment of the principal of the Term Loans B in an amount equal to 50.0% of the Excess Cash Flow for the preceding Fiscal Year of the Parent, to the extent Unused Availability is greater than $20,000,000.

          (d) Immediately upon receipt by any Obligated Party of proceeds of any sale of any Facility Collateral, the Borrowers shall cause such Obligated Party to deliver such proceeds to the Agent, or deposit such proceeds in a deposit account subject to a Deposit Account Control Agreement. All of such proceeds shall be applied, without premium or penalty, as a payment to the Loans as provided in Section 2.16.

          (e) All cash amounts received by any Obligated Party from any other Person as a result of or in connection with any dividend, distribution, loan, or other advance (other than a loan or advance by an Obligated Party to a Borrower and excluding the proceeds of the Revolving Loans) to such Obligated Party shall be paid to the Agent, promptly upon such receipt, for application to the Revolving Loans in accordance with Section 2.16.

     Section 2.14 Payments by the Borrowers.

          (a) All payments to be made by the Borrowers shall be made without setoff, recoupment, or counterclaim. Without in any way limiting any provision of any Security Agreement (including, without limitation, Article 7 of the Parent Security Agreement which is a "Pledge and Security Agreement" or Article 7 of the U.S. Subsidiary Security Agreement which is a "Pledge and Security Agreement"), except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent, for the account of the Lenders, to the account designated by the Agent and shall be made in U.S. dollars and in immediately available funds, no later than 12:00 noon (Chicago, Illinois time) on the date specified herein. Any payment received by the Agent after such time shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions set forth in the definition of Interest Period, whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

     Section 2.15 Payments as Revolving Advances. At the election of the Agent, all payments of principal, interest, reimbursement obligations in connection with Facility LCs and Acceptances, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.6), and other sums payable under the

CREDIT AGREEMENT  Page 54

Loan Documents, may be paid from the proceeds of Revolving Advances made hereunder whether made following a request by the Borrowers pursuant to Section
2.1 or a deemed request as provided in this Section 2.15 or may be deducted from any Funding Account or any other deposit account of any Borrower maintained with the Agent. The Borrowers hereby irrevocably authorize the Agent to make an Advance for the purpose of paying all amounts from time to time due under the Loan Documents and agree that all such amounts charged shall constitute Revolving Loans (including Non-Ratable Loans and Collateral Protection Advances) and that all such Advances shall be deemed to have been requested pursuant to
Section 2.1.

     Section 2.16 Apportionment, Application, and Reversal of Payments. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to the Agent, the LC Issuer, and the Acceptance Lender, respectively, and except as provided in Section 10.13. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of any Facility Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement (including, the first sentence of Section 2.11(a) and Section 6.32(b)) first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Agent from the Borrowers, second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers, third, to pay interest due in respect of the Revolving Loans, including Non-Ratable Loans and Collateral Protection Advances, fourth, to pay or prepay principal of the Non-Ratable Loans and the Collateral Protection Advances, fifth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans and Collateral Protection Advances), unpaid Reimbursement Obligations, and unpaid Acceptance Reimbursement Obligations, sixth, during the existence of any Default, to pay an amount to the Agent equal to 110% of the aggregate undrawn face amount of all outstanding Facility LCs and Acceptances, to be held as cash collateral in the Facility LC/Acceptance Collateral Account for such Obligations, seventh, to the payment of the Term Loans B as specified in the following sentence, eighth, to payment of any amounts owing with respect to Banking Services, and ninth, to the payment of any other Obligation due to the Agent or any Lender by the Borrowers; provided that any payment received from or proceeds of Facility Collateral of (a) any Canadian Obligated Party shall be applied only to the Canadian Obligations and (b) any U.K. Obligated Party shall be applied only to the U.K. Obligations. With respect to any payments due on the Term Loans B, such payments shall be applied ratably, subject to the provisions of this Agreement, first, to pay interest due in respect of the Term Loans B and second, to pay or prepay principal of the Term Loans B, with any prepayment amount being applied to scheduled installments of the Term Loans B in the inverse order of maturity. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by a Borrower, or unless a Default is in existence, neither the Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan, except (y) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or
(z) in the event, and only to the extent, that there are no outstanding Floating Rate Loans and, in any event, the Borrowers shall pay the Eurodollar breakage losses in accordance with Section 3.4. Subject to the first sentence of Section 2.11(a), the Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

CREDIT AGREEMENT  Page 55

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     Section 2.17 Settlement. Each Lender's funded portion of the Revolving
Loans is intended by the Lenders to be equal at all times to such Lender's Revolving Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, Bank One (with respect to the Non-Ratable Loans), and the Lenders agree (which agreement shall not be for the benefit of or enforceable by the Obligated Parties) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, including the Non-Ratable Loans and the Collateral Protection Advances shall take place on a periodic basis in accordance with the following provisions:

          (a) The Agent shall request settlement (a "Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at the Agent's election, (A) on behalf of Bank One, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Collateral Protection Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone, or email, of such requested Settlement, no later than 12:00 noon (Chicago, Illinois time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than Bank One, in the case of the Non-Ratable Loans, and the Agent, in the case of the Collateral Protection Advances) shall transfer the amount of such Lender's Revolving Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and the Collateral Protection Advances with respect to which Settlement is requested to the Agent, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (Chicago, Illinois time), on the Settlement Date applicable thereto. Settlements may occur during the existence of a Default or an Unmatured Default and whether or not the applicable conditions precedent set forth in Article 4 have then been satisfied. Such amounts transferred to the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Collateral Protection Advance and, together with the portion of such Non-Ratable Loan or Collateral Protection Advance representing Bank One's Revolving Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders, respectively. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Floating Rate Revolving Loans (Y) on behalf of Bank One, with respect to each outstanding Non-Ratable Loan and (Z) for itself, with respect to each Collateral Protection Advance.

          (b) Notwithstanding the foregoing, not more than one Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Unmatured Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Collateral Protection Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from Bank One or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Collateral Protection Advance equal to such Lender's Revolving Pro Rata Share of such Non-Ratable Loan or Collateral Protection Advance, and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Collateral Protection Advances, upon demand by the Agent or Bank One, as applicable, shall pay to the Agent or Bank One, as applicable, as the purchase

CREDIT AGREEMENT  Page 56
     price of such participation an amount equal to 100% of such Lender's Revolving Pro Rata Share of such Non-Ratable Loans or Collateral Protection Advances. If such amount is not in fact transferred to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three days from and after such demand and thereafter at the interest rate then applicable to Floating Rate Revolving Loans.

          (c) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Collateral Protection Advance pursuant to clause (b) preceding, the Agent shall promptly distribute to such Lender, such Lender's Revolving Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Collateral Protection Advance.

          (d) Between Settlement Dates, to the extent no Agent Advances are outstanding, the Agent may pay over to Bank One any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to Bank One's Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to Bank One's Revolving Loans (other than to Non-Ratable Loans or Collateral Protection Advances in which a Lender has not yet funded its purchase of a participation pursuant to clause (b) preceding), as provided for in the previous sentence, Bank One shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Revolving Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, Bank One with respect to Non-Ratable Loans, the Agent with respect to Collateral Protection Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Collateral Protection Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by Bank One, the Agent, and the other Lenders.

     Section 2.18 Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrowers shall be liable to pay to the Agent and the Lenders, and each Borrower hereby indemnifies the Agent and the Lenders and holds the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 2.18 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been

CREDIT AGREEMENT  Page 57
conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 2.18 shall survive the termination of this Agreement.

     Section 2.19 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Borrower hereunder in U.S. dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase U.S. dollars with such other currency at the Agent's office in Chicago, Illinois on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Borrowers in respect of any sum due to any Lender or the Agent hereunder shall, notwithstanding any judgment in a currency other than U.S. dollars, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase U.S. dollars with such other currency. If the amount of U.S. dollars so purchased is less than the sum originally due to such Lender or the Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 12.2, such Lender or the Agent, as the case may be, agrees to remit such excess to the applicable Borrower.

                                   ARTICLE 3

                             YIELD PROTECTION; TAXES

     Section 3.1 Yield Protection. If, on or after the Closing Date, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline, or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender, applicable Lending Installation, LC Issuer, or Acceptance Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency:

          (a) subjects any Lender, applicable Lending Installation, LC Issuer, or Acceptance Lender to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender, LC Issuer or Acceptance Lender in respect of its Eurodollar Loans, Facility LCs, Acceptances, or participations therein;

          (b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit, or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender, applicable Lending Installation, LC Issuer, or Acceptance Lender (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances); or

CREDIT AGREEMENT  Page 58

          (c) imposes any other condition the result of which is to increase the cost to any Lender, applicable Lending Installation, LC Issuer, or Acceptance Lender of making, funding, or maintaining its Eurodollar Loans, or of issuing or participating in Facility LCs or Acceptances, or reduces any amount receivable by any Lender, applicable Lending Installation, LC Issuer, or Acceptance Lender in connection with its Eurodollar Loans, Facility LCs, Acceptances, or participations in Facility LCs or Acceptances, or requires any Lender, applicable Lending Installation, LC Issuer, or Acceptance Lender to make any payment calculated by reference to the amount of Eurodollar Loans, Facility LCs, Acceptances, or participations in Facility LCs or Acceptances held or interest or LC Fees or Acceptance Fees received by it, by an amount deemed material by such Lender, LC Issuer, or Acceptance Lender, as the case may be;

and the result of any of the foregoing is to increase the cost to such Lender, applicable Lending Installation, LC Issuer, or Acceptance Lender, as the case may be, of making or maintaining its Eurodollar Loans or Revolving Commitment, of issuing or participating in Facility LCs, or of accepting or participating in Acceptances or to reduce the return received by such Lender, applicable Lending Installation, LC Issuer, or Acceptance Lender, as the case may be, in connection with such Eurodollar Loans, Revolving Commitment, Facility LCs, Acceptances, or participations in Facility LCs or Acceptances, then, within fifteen days of demand by such Lender, LC Issuer, or Acceptance Lender (any such demand to be made within 180 days of the date such Lender, LC Issuer, or Acceptance Lender obtains knowledge that it is entitled to compensation pursuant to this Section 3.1), as the case may be, the applicable Borrower or Borrowers shall pay such Lender, LC Issuer, or Acceptance Lender, as the case may be, such additional amount or amounts as will compensate such Lender, LC Issuer, or Acceptance Lender, as the case may be, for such increased cost or reduction in amount received.

     Section 3.2 Changes in Capital Adequacy Regulations. If any Lender, LC Issuer, or Acceptance Lender determines the amount of capital required or expected to be maintained by such Lender, LC Issuer, Acceptance Lender, or any Lending Installation of such Lender, LC Issuer, or Acceptance Lender, or any corporation controlling such Lender, LC Issuer, or Acceptance Lender is increased as a result of a Change (as defined below), then, within fifteen days of demand by such Lender, LC Issuer, or Acceptance Lender, the Borrowers shall pay such Lender, LC Issuer, or Acceptance Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender, LC Issuer, or Acceptance Lender reasonably determines is attributable to this Agreement, its Outstanding Credit Exposure, or its commitment to make Loans, issue or participate in Facility LCs, and accept or participate in Acceptances, as the case may be, hereunder (after taking into account such Lender's, LC Issuer's, or Acceptance Lender's policies as to capital adequacy). As used in this Section, "Change" means (a) any change after the Closing Date in the Risk-Based Capital Guidelines (as defined below) or (b) any adoption of or change after the Closing Date 0in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) which affects the amount of capital required or expected to be maintained by any Lender, LC Issuer, Acceptance Lender, Lending Installation of any Lender, LC Issuer, or Acceptance Lender, or any corporation controlling any Lender, LC Issuer, or Acceptance Lender. As used in this Section, "Risk-Based Capital Guidelines" means (y) the risk-based capital guidelines in effect in the U.S. on the Closing Date, including transition rules, and (z) the corresponding capital regulations promulgated by regulatory authorities outside

CREDIT AGREEMENT  Page 59
the U.S. implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the Closing Date.

     Section 3.3 Availability of Types of Advances. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurodollar Loans are not available or (b) the interest rate applicable to Eurodollar Loans does not accurately reflect the cost of making or maintaining Eurodollar Loans, then the Agent shall suspend the availability of Eurodollar Loans and require any affected Eurodollar Loans to be repaid or converted to Floating Rate Loans, subject to the payment of any funding indemnification amounts required by
Section 3.4.

     Section 3.4 Funding Indemnification. If any payment of a Eurodollar Loan occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment, or otherwise, or a Eurodollar Loan is not made on the date specified by the U.S. Borrowers for any reason other than default by the Lenders, the applicable Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Loan, but in any event excluding loss of anticipated profit.

     Section 3.5 Taxes.

          (a) All payments by any Borrower to or for the account of any Lender, any LC Issuer, any Acceptance Lender, or the Agent hereunder or under any Note, Facility LC Application, or request for Acceptance shall be made free and clear of and without deduction for any and all Taxes. If any Borrower shall be required by law to deduct any Taxes, or the Agent or any Lender shall be obligated to remit any Taxes, in either case from or in respect of any sum payable hereunder to any Lender, any LC Issuer, any Acceptance Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions or remittances (including deductions applicable to additional sums payable under this Section 3.5) such Lender, such LC Issuer, such Acceptance Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Borrower shall make such deductions, (iii) the applicable Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law, and
     (iv) the applicable Borrower shall furnish to the Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

          (b) In addition, each Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement, any Note, or any Facility LC Application ("Other Taxes").

CREDIT AGREEMENT  Page 60

          (c) Each Borrower hereby agrees to indemnify the Agent, each LC Issuer, each Acceptance Lender, and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by, or assessable against, the Agent, such LC Issuer, such Acceptance Lender, or such Lender (including any amounts required to be remitted by any of such Persons) as a result of its commitment to make Loans hereunder, any Loans made by it hereunder, or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest, and expenses, including any failure by the Agent or any Lender to make any remittance) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Agent, such LC Issuer, such Acceptance Lender, or such Lender makes demand therefor pursuant to Section 3.6.

          (d) Each Lender that is not incorporated under the laws of the U.S. or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten Business Days after the Closing Date (or the date of assignment by which such Lender becomes a party to this Agreement), (i) deliver to the Agent two duly completed copies of U.S. Internal Revenue Service Form W8BEN or W8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any U.S. federal income taxes, and (ii) deliver to the Agent a U.S. Internal Revenue Form W8 or W9, as the case may be, and certify that it is entitled to an exemption from U.S. backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrowers and the Agent (y) renewals or additional copies of any such form (or any successor form) on or before the date that such form expires or becomes obsolete and (z) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrowers or the Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any U.S. federal income taxes, unless an event (including, without limitation, any change in treaty, law, or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrowers and the Agent that it is not capable of receiving payments without any deduction or withholding of U.S. federal income tax.

          (e) For any period during which a Non-U.S. Lender has failed to provide the Borrowers with an appropriate form pursuant to clause (d) preceding (unless such failure is due to a change in treaty, law, or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the U.S.; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (d) preceding, the Borrowers shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

CREDIT AGREEMENT  Page 61

          (f) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrowers (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate. Each Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (g) If the U.S. Internal Revenue Service or any other governmental authority of the U.S. or any other country or any political subdivision thereof asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Agent under this Section 3.5(g), together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent). The obligations of the Lenders under this Section 3.5(g) shall survive the payment of the Obligations and termination of this Agreement.

     Section 3.6 Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrowers to such Lender under Section 3.1, Section 3.2, and Section 3.5 or to avoid the unavailability of Eurodollar Loans under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrowers (with a copy to the Agent) as to the amount due, if any, under Section 3.1, Section 3.2, Section 3.4, or Section 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive, and binding on the Borrowers in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrowers of such written statement. The obligations of the Borrowers under
Section 3.1, Section 3.2, Section 3.4, and Section 3.5 shall survive payment of the Obligations and termination of this Agreement.

     Section 3.7 Replacement of a Lender. If the Borrowers are required pursuant to Section 3.1, Section 3.2, or Section 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to
Section 3.3 (any Lender so affected an "Affected Lender"), the Borrowers may elect, if such amounts continue to be charged or such suspension is

CREDIT AGREEMENT  Page 62
still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (a) another bank or other entity which is reasonably satisfactory to the Borrowers and the Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an Assignment Agreement and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of
Section 12.3 applicable to assignments and (b) the Borrowers shall pay to such Affected Lender in same day funds on the day of such replacement (i) all interest, fees, and other amounts then accrued but unpaid to such Affected Lender by the Borrowers hereunder to and including the date of termination, including, without limitation, payments due to such Affected Lender under
Section 3.1, Section 3.2, and Section 3.5 and (ii) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the replacement Lender.

                                   ARTICLE 4

                              CONDITIONS PRECEDENT

     Section 4.1 Initial Credit Extension. The Lenders shall not be required to make the initial Credit Extension hereunder unless the Borrowers have satisfied each of the following conditions in a manner satisfactory to the Agent and the Lenders, and with respect to any condition requiring delivery of any agreement, certificate, document, or instrument, the Borrowers shall have, furnished to the Agent sufficient copies of any such agreement, certificate, document, or instrument for distribution to the Lenders.

          (a) The Borrowers shall furnish copies of the Organization Certificate of each Obligated Party and for each of the U.K. Obligated Parties a copy of its "Register of Members", together with all amendments thereto, each certified by the appropriate governmental officer in such Obligated Party's jurisdiction of incorporation, formation, or organization or, with respect to each U.K. Obligated Party, by an Authorized Officer of each such U.K. Obligated Party, as the case may be.

          (b) The Borrowers shall furnish copies of the Management Agreement of each Obligated Party, and all amendments thereto, each certified by the secretary of such Obligated Party as being true, correct, and complete.

          (c) The Borrowers shall furnish copies of duly approved Resolutions authorizing the execution and delivery of the Loan Documents to which such Obligated Party is a party, and, with respect to the Borrowers, authorizing borrowings and requests for issuance of Facility LCs hereunder, each certified by the secretary of such Obligated Party as being true, correct, and complete.

          (d) The Borrowers shall furnish copies of certificates of existence and good standing (as applicable) for each Obligated Party from the jurisdiction of incorporation, organization, or formation of such Obligated Party and each other jurisdiction in which

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     such Obligated Party is required to be qualified as a foreign business entity to transact its business as presently conducted.

          (e) The Borrowers shall furnish an incumbency certificate, executed by the secretary of each Obligated Party, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of such Obligated Party authorized to sign the Loan Documents to which such Obligated Party is a party and authorized to request Credit Extensions on behalf of each Borrower, upon which certificate the Agent, the LC Issuer, the Acceptance Lender, and the Lenders shall be entitled to rely until informed of any change in writing by the Borrowers.

          (f) The Borrowers shall furnish a certificate, signed by the chief financial officer of the Parent on behalf of all of the Borrowers, stating that on the Closing Date:

               (i) no Default or Unmatured Default has occurred and is continuing;

               (ii) specifying the deposit accounts which are the respective Funding Accounts of K2 Canada, the U.K. Borrowers, and the U.S. Borrowers; and

               (iii) certifying as to such other factual matters as may be reasonably requested by the Agent or any Lender.

          (g) The Borrowers shall furnish written opinions of Canadian, U.K., and U.S. counsel to the Obligated Parties, addressed to the Agent and the Lenders, in form and substance satisfactory to the Agent.

          (h) The Borrowers shall furnish written money transfer instructions, in substantially the form of Exhibit E, addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have requested.

          (i) The Borrowers shall deliver any Notes requested by a Lender pursuant to Section 2.3 payable to the order of such requesting Lender.

          (j) The Borrowers shall deliver each of the other Loan Documents required by the Agent and the Lenders in connection with this Agreement. In addition, with respect to each parcel of real Property which is required to be subject to a Lien in favor of the Agent, the Borrowers shall deliver to the Agent each of the following, in form and substance reasonably satisfactory to the Agent:

               (i) ALTA or other mortgagee's title policy (excluding the real Property located in Wilcox County, Alabama and Carson City, Nevada); and

               (ii) such other information, documentation, and certifications as may be reasonably required by the Agent.

          (k) The Borrowers shall deliver duly executed UCC, PPSA, and Civil Code termination statements or amendments (or equivalent filings under such statutes, as

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

     applicable) to existing UCC and PPSA financing statements and Civil
     Code equivalent filings with respect to any filings against the Facility Collateral as may be requested by the Agent, and the Agent shall have been authorized to file any UCC and PPSA financing statements and Civil Code equivalent filings that the Agent deems necessary to perfect its Liens in the Facility Collateral and the Agent shall have received any other agreement, certificate, document, or instrument which the Agent determines is necessary to perfect its Liens in any Facility Collateral with the priority specified herein or in any other Loan Document.

          (l) The Borrowers shall deliver a Borrowing Base Certificate which calculates each Borrowing Base as of March 14, 2003.

          (m) The Borrowers shall deliver to the Agent, in each case in form and substance satisfactory to the Agent and the Lenders, a copy of (i) the Rawlings Acquisition Agreement, the "Disclosure Letter" referred to therein, and each of the other agreements, documents, and instruments executed or delivered by any party in connection therewith and (ii) a copy of the Convertible Subordinated Debentures, the Securities Purchase Agreement pursuant to which the Convertible Subordinated Debentures were issued, and all other agreements, certificates, documents, and instruments executed or delivered in connection therewith.

          (n) The Borrowers shall deliver evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Agent and otherwise in compliance with the terms of Section 6.7.

          (o) The Borrowers shall have delivered each Collateral Waiver Agreement required to be provided pursuant to Section 6.30(a).

          (p) The Borrowers shall have delivered each Deposit Account Control Agreement required to be provided pursuant to Section 6.30(c).

          (q) The Agent shall have determined that (i) since February 4, 2003, there is an absence of any material adverse change or disruption in primary or secondary loan syndication markets, financial markets, or in capital markets generally that would likely impair syndication of the Loans hereunder and (ii) the Borrowers have fully cooperated with the Agent's syndication efforts including, without limitation, by providing the Agent with information regarding the Borrowers' operations and prospects and such other information as the Agent deems necessary to successfully syndicate the Loans hereunder.

          (r) If the initial Credit Extensions include the issuance of a Facility LC, the Parent shall have delivered a properly completed Facility LC Application.

          (s) After giving effect to all Credit Extensions to be made on the Closing Date or on the date of the Rawlings Acquisition, and payment of all fees and expenses due hereunder, and with all of the Obligated Parties' indebtedness, liabilities, and obligations current, the Unused Availability shall not be less than $15,000,000.

CREDIT AGREEMENT  Page 65

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          (t) The Borrowers shall have paid all of the fees and expenses owing to the Agent and the Lenders pursuant to Section 2.10, Section 9.6, and
     Section 10.13.

          (u) The Borrowers shall provide, concurrently with the Lenders making the initial Credit Extensions, evidence satisfactory to the Agent of the termination of the receivables securitization facility with General Electric Capital Corporation, the payment in full of all indebtedness, liabilities, and obligations under the Credit Agreement dated December 21, 1999, between the Parent, Bank of America, N.A., and the financial institutions party thereto as lenders, and any other Indebtedness to be repaid or retired with the proceeds of the initial Credit Extensions.

          (v) The Borrowers shall provide, concurrently with the Lenders making the initial Credit Extensions, evidence, satisfactory to the Agent of the prepayment of the Senior Notes in full and termination of the Amended and Restated InterCreditor Agreement, dated as of March 28, 2002, among various creditors of the Parent and Bank of America, N.A. as collateral agent.

          (w) Since November 30, 2002, there shall not have occurred any event, and no circumstances shall exist, which could have a Material Adverse Effect.

Execution and delivery of this Agreement to the Agent by any party to this Agreement constitutes acceptance by such Person that all of the conditions specified in this Section 4.1 have been fulfilled to such Person's satisfaction and that all of the Loan Documents and any other agreement, certificate, document, or instrument executed or delivered in connection herewith on the Closing Date are acceptable to such Person.

     Section 4.2 Each Credit Extension. The Lenders shall not (except as otherwise set forth in Section 2.17 with respect to Revolving Loans for the purpose of repaying Non-Ratable Loans and Collateral Protection Advances) be required to make any Credit Extension unless on the applicable Credit Extension Date each of the following conditions is met.

          (a) There exists no Default or Unmatured Default and no Default or Unmatured Default would result from any such Credit Extension.

          (b) The representations and warranties contained in Article 5 are true and correct in all material respects as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

          (c) No event shall have occurred, and no circumstances shall exist, which could have a Material Adverse Effect.

Each Borrowing Notice or request for issuance of a Facility LC, as the case may be, with respect to each such Credit Extension shall constitute a representation and warranty by the Borrowers that the conditions contained in Sections 4.2(a),
Section 4.2(b), and Section 4.2(c) have been satisfied.

CREDIT AGREEMENT  Page 66

                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers represent and warrant to the Agent (including in its capacity as the U.K. Security Trustee) and the Lenders as follows.

     Section 5.1 Existence and Standing. Except for any Obligated Party which is dissolved or ceases to exist or subsist as permitted by Section 6.9, each of the Obligated Parties is a corporation, partnership, limited liability company, or other business entity duly and properly incorporated, organized, or formed, as the case may be, validly existing, and (to the extent applicable) in good standing under the laws of its jurisdiction of incorporation, organization, or formation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

     Section 5.2 Capitalization and Subsidiaries. Schedule 5.2 sets forth (a) a correct and complete list of the name and relationship to the Parent of each and all of the Parent's Subsidiaries, (b) the location of the chief executive office of the Parent and each of its Subsidiaries and each other location where any of them have maintained their chief executive office in the past five years, (c) a true and complete listing of each class of each of the Parent's Subsidiaries' authorized Capital Stock, of which all of such issued shares are validly issued, outstanding, fully paid and nonassessable, and owned beneficially and of record by the Persons identified on Schedule 5.2, and (d) the type of entity of the Parent and each of its Subsidiaries. With respect to each Obligated Party,
Schedule 5.2 sets forth the employer or taxpayer identification number of each Obligated Party and the organizational identification number issued by each Obligated Party's jurisdiction of organization or a statement that no such number has been issued.

     Section 5.3 Authorization and Validity. Each Obligated Party has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each Obligated Party of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper proceedings, and the Loan Documents to which such Obligated Party is a party constitute legal, valid, and binding obligations of such Obligated Party enforceable against such Obligated Party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally.

     Section 5.4 Name; Prior Transactions. Except as set forth on Schedule 5.4, the Obligated Parties have not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any Acquisition.

     Section 5.5 No Conflict; Government Consent. Neither the execution and delivery by any Obligated Party of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (a) any law, rule, regulation, order, writ, judgment, injunction, decree, or award binding on such

CREDIT AGREEMENT  Page 67

Obligated Party, (b) such Obligated Party's Organization Certificate or Management Agreement, as the case may be, or (c) the provisions of any indenture, instrument, or agreement to which such Obligated Party is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of such Obligated Party pursuant to the terms of any such indenture, instrument, or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording, or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the applicable Obligated Party, is required to be obtained by any Obligated Party in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrowers of the Obligations or the legality, validity, binding effect, or enforceability of any of the Loan Documents.

     Section 5.6 Security Interest in Facility Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Facility Collateral in favor of the Agent or the U.K. Security Trustee (as applicable), for the benefit of the Agent and the Lenders, and upon filing of appropriate UCC financing statements and the recordation of the Real Estate Mortgages such Liens constitute perfected and continuing Liens on the Facility Collateral, to the extent such Liens can be perfected by filing of financing statements or the recordation of such Real Estate Mortgages, securing the Obligations, enforceable against the applicable Obligated Party and all third parties, and having priority over all other Liens on the Facility Collateral except in the case of (a) Permitted Liens, to the extent any such Permitted Liens would have priority over the Liens in favor of the Agent or the U.K. Security Trustee (as applicable) pursuant to any applicable law or agreement and
(b) Liens perfected only by control or possession (including possession of any certificate of title) to the extent the Agent or the U.K. Security Trustee (as applicable) has not obtained or does not maintain control or possession of such Collateral.

     Section 5.7 Financial Statements.

          (a) The consolidated financial statements of the Parent and its Subsidiaries for the Fiscal Years ended December 31, 2000 and December 31, 2001 heretofore delivered by the Borrowers to the Lenders were prepared in accordance with GAAP (as in effect on the date such statements were prepared) and fairly present in all material respects the consolidated financial condition and operations of the Parent and its Subsidiaries at such date and the consolidated results of their operations for the period then ended. The consolidated financial statements of the Parent and its Subsidiaries for the calendar month ended November 30, 2002 heretofore delivered by the Borrowers to the Lenders were prepared in accordance with GAAP (as in effect on the date such statements were prepared except for the presentation of footnotes and for applicable normal year-end audit adjustments) and fairly present in all material respects the consolidated financial condition and operations of the Parent and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

          (b) The most recent Projections when delivered to the Agent and the Lenders, including Projections delivered pursuant to Section 6.1(d), represent the Borrowers' good

CREDIT AGREEMENT  Page 68
     faith estimate of the future financial performance of the Borrowers for the period set forth therein. Nothing herein shall be construed as a representation that the financial results set forth in the Projections will be achieved. The Agent and the Lenders acknowledge that the Projections are forward looking statements and that the financial results of the Parent and its Subsidiaries could differ materially from those set forth in the Projections.

     Section 5.8 Material Adverse Change. Since November 30, 2002 there has been no change in the business, Property, prospects, condition (financial or otherwise), or results of operations of the Parent and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

     Section 5.9 Taxes. As of the Closing Date:

          (a) each Obligated Party has filed all federal, national, state, provincial, municipal, and other tax returns and reports, if any, which are required to be filed (or appropriate extensions have been timely filed) and has paid all taxes due pursuant to such returns and reports or pursuant to any assessment received by such Obligated Party, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP and as to which no Lien, other than a Permitted Lien, exists;

          (b) the income tax returns of each Obligated Party delivered pursuant to applicable laws of Canada, England, and the U.S. have been audited by the Internal Revenue Service or similar governmental authority through the Parent's Fiscal Year ended December 31, 1998;

          (c) no tax Liens have been filed and no claims are being asserted with respect to any taxes owed pursuant to any tax return required to be filed by any Obligated Party; and

          (d) the charges, accruals, and reserves on the books of each Obligated Party in respect of any taxes or other governmental charges are adequate.

     Section 5.10 Litigation and Contingent Obligations. Except as set forth on
Schedule 5.10, as of the Closing Date, there is no litigation, arbitration, governmental investigation, proceeding, or inquiry pending or, to the knowledge of any officer of any Obligated Party, threatened against any Obligated Party which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin, or delay the making of any Credit Extension. Other than any liability incident to any litigation, arbitration, or proceeding which could not reasonably be expected to have a Material Adverse Effect, no Obligated Party has any Contingent Obligations not provided for or disclosed in the financial statements referred to in Section 5.7(a).

     Section 5.11 ERISA and Foreign Plans.

          (a) As of the Closing Date: (i) there is no "accumulated funding deficiency" (as defined in Section 4971(c)(1) of the Code without regard to any funding waivers available under the Code) with respect to any Plan and the projected minimum funding

CREDIT AGREEMENT  Page 69
     contributions as required pursuant to Section 412 of the Code with respect to all Plans for the next three plan years are not projected to exceed $10,000,000 in any such year; (ii) neither the Parent nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $1,000,000 in the aggregate; (iii) each Plan complies in all material respects with all applicable requirements of law and regulations; (iv) no Reportable Event has occurred with respect to any Plan; and (v) within the last six years, neither the Parent nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

          (b) Each Foreign Plan is in compliance in all material respects with the laws and regulations applicable to such Foreign Plan and each Obligated Party has satisfied all contribution obligations in all material respects with respect to such Foreign Plan (to the extent applicable). Each Foreign Plan and related funding arrangement that is intended to qualify for tax-favored status has been reviewed and approved for such status by the appropriate governmental authority (or has been submitted for such review and approval within the applicable time period), and nothing has occurred and no condition exists that is likely to cause the loss or denial of such tax-favored status. No Foreign Plan has any liabilities in any material respect in excess of the current value of such Foreign Plan's assets, determined in accordance with the assumptions used for funding such Foreign Plan pursuant to reasonable accounting standards in accordance with applicable law. No Obligated Party has incurred or reasonably expects to incur any material liability as a result of the termination or other insolvency of any Foreign Plan or any material liability which is not otherwise funded or satisfied with readily available assets set aside with respect to such Foreign Plan.

     Section 5.12 Accuracy of Information. No information, exhibit, or report furnished by any Obligated Party to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

     Section 5.13 Regulations Concerning Margin Stock. Margin Stock constitutes less than 25.0% of the value of those assets of the Obligated Parties which are subject to any limitation on sale, pledge, or other restriction hereunder. No Obligated Party is engaged in the business of buying or selling Margin Stock or extending credit for the purpose of buying or selling Margin Stock.

     Section 5.14 Material Agreements. No Obligated Party is a party to any agreement or instrument or subject to any charter or other restriction which could reasonably be expected to have a Material Adverse Effect. No Obligated Party is in default in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in (a) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or (b) any agreement or instrument evidencing or governing Indebtedness in a principal amount in excess of $5,000,000.

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

     Section 5.15 Compliance With Laws. Each Obligated Party has complied with all applicable statutes, rules, regulations, orders, and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of its business or the ownership of its Property except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.

     Section 5.16 Ownership of Properties. Except as set forth on Schedule 5.16, on the Closing Date, each Obligated Party has good title, free of all Liens other than Permitted Liens, to all of the Property and assets owned by such Obligated Party and reflected in the Parent's most recent consolidated financial statements provided to the Lenders.

     Section 5.17 Plan Assets; Prohibited Transactions. No Obligated Party is an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

     Section 5.18 Environmental Matters. In the ordinary course of its business, the officers of each Obligated Party consider the effect of Environmental Laws on the business of such Obligated Party, in the course of which such officers identify and evaluate potential risks and liabilities accruing to such Obligated Party due to Environmental Laws. On the basis of this consideration, the each Obligated Party has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. No Obligated Party has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal, state, provincial, or municipal investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which noncompliance or remedial action could reasonably be expected to have a Material Adverse Effect.

     Section 5.19 Investment Company Act. No Obligated Party is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     Section 5.20 Public Utility Holding Company Act. No Obligated Party is a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 5.21 Bank Accounts. As of the Closing Date, Schedule 5.21 contains a complete and accurate list of all bank accounts maintained by each Obligated Party with any bank or other financial institution.

     Section 5.22 Indebtedness. As of the Closing Date and after giving effect to the making of the Loans to be made on the Closing Date and the issuance of the Facility LCs to be issued on the Closing Date (if any), (a) the Obligated Parties have no Indebtedness, except (i) the Obligations and (ii) Indebtedness described on Schedule 5.22 and (b) no Obligated Party is in

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

default with respect to any note, indenture, loan agreement, mortgage, or other agreement which evidences or is related to any Indebtedness set forth on
Schedule 5.22.

     Section 5.23 Real Estate; Leases. As of the Closing Date, Schedule 5.23 sets forth a correct and complete list of all real Property owned by each Obligated Party, all leases and subleases of real Property by each Obligated Party as lessee or sublessee, and all leases and subleases of real Property by each Obligated Party as lessor or sublessor. To each Obligated Party's knowledge, each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. Each Obligated Party has good and indefeasible title in fee simple to the real Property identified on Schedule
5.23 as owned by such Obligated Party, or valid leasehold interests in all real Property designated therein as "leased" by such Obligated Party.

     Section 5.24 Intellectual Property Rights. As of the Closing Date: (a)
Schedule 5.24 sets forth a correct and complete list of all material licenses and all registered Intellectual Property Rights of each Obligated Party; (b) none of the Intellectual Property Rights listed in Schedule 5.24 is subject to any licensing agreement or similar arrangement except as set forth in Schedule 5.24; (c) the Intellectual Property Rights described in Schedule 5.24 constitute all of the property of such type necessary to the current and anticipated future conduct of the Obligated Parties' business; (d) to the best of each Obligated Party's knowledge, no slogan or other advertising device, product, process, method, substance, part, or other material now employed, or now contemplated to be employed, by any Obligated Party infringes in any material respect upon any rights held by any other Person; and (e) no claim or litigation regarding any of the foregoing is pending or, to any Obligated Party's knowledge, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard, or code is pending or, to the knowledge of any Obligated Party, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     Section 5.25 Accounts Payable. Each of the Obligated Parties' business practices regarding payment of accounts payable by such Obligated Party are consistent with its historical practices.

     Section 5.26 Solvency.

          (a) Immediately after the consummation of the transactions to occur on the Closing Date and immediately following the making of each Credit Extension, if any, made on the Closing Date and after giving effect to the application of the proceeds of such Credit Extensions, (i) the fair value of the assets of the Parent and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent, or otherwise, of the Parent and its Subsidiaries on a consolidated basis, (ii) the present fair saleable value of the Property of the Parent and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Parent and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent, or otherwise, as such debts and other liabilities become absolute and matured, (iii) the Parent and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent, or otherwise, as such debts and liabilities become absolute and matured, and (iv) the

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     Parent and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the Closing Date.

          (b) No Obligated Party intends to, or intends to permit any other Obligated Party to, and does not believe that any Obligated Party will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Obligated Party and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Obligated Party.

     Section 5.27 Subordinated Indebtedness. The Obligations constitute "Senior Indebtedness" and "Designated Senior Indebtedness" which is entitled to the benefits of the subordination provisions of the Convertible Subordinated Debentures.

     Section 5.28 PostRetirement Benefits. As of the Closing Date, the accumulated postretirement medical and insurance benefit obligations of any Obligated Party to its employees and former employees, as estimated by such Obligated Party in accordance with procedures and assumptions deemed reasonable by the Required Lenders, does not exceed $500,000.

     Section 5.29 Investment Property.

          (a) Schedule 5.29 sets forth a correct and complete list of all Investment Property (including Capital Stock of Subsidiaries) owned by each Obligated Party as of the Closing Date. Each Obligated Party is the legal and beneficial owner of such Investment Property, as so reflected, free and clear of any Lien (other than Permitted Liens), and has not sold, granted any option with respect to, assigned or transferred, or otherwise disposed of any of its rights or interest therein.

          (b) To the extent any Obligated Party is the owner of or becomes the issuer of any Investment Property that is Facility Collateral (each such Person which issues any such Investment Property being referred to herein as an "Issuer"): (i) the Issuer's shareholders that are Obligated Parties and the ownership interest of each such shareholder are as set forth on
     Schedule 5.29, and each such shareholder is the registered owner thereof on the books of the Issuer; (ii) the Issuer acknowledges the Liens granted in favor of the Agent in connection herewith; (iii) to the extent required to perfect the Liens of the Agent therein, such security interest, collateral assignment, lien, and pledge in favor of the Agent has been registered on the books of the Issuer for such purpose as of the date hereof; and (iv) the Issuer is not aware of any liens, restrictions, or adverse claims which exist on any such Investment Property other than the Liens of the Agent.

     Section 5.30 Common Enterprise. The successful operation and condition of each of the Obligated Parties is dependent on the continued successful performance of the functions of the group of the Obligated Parties as a whole and the successful operation of each of the Obligated Parties is dependent on the successful performance and operation of each other Obligated Party. Each Obligated Party expects to derive benefit (and its board of directors or

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other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from successful operations of each of the other Obligated Parties. Each Obligated Party expects to derive benefit (and the boards of directors or other governing body of each Obligated Party has determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Obligated Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Obligated Party is within its purpose, will be of direct and indirect benefit to such Obligated Party, and is in its best interest.

     Section 5.31 Insider Transactions. Except as set forth on Schedule 5.31, as of the Closing Date, there are no existing or proposed agreements, arrangements, understandings, or transactions between any Obligated Party and any of the officers, members, managers, directors, stockholders, parents, other interest holders, employees, or Affiliates (other than Subsidiaries) of any Obligated Party or any members of their respective immediate families, and none of the foregoing Persons are directly or indirectly indebted to or have any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Obligated Party or any Person with which any Obligated Party has a business relationship or which competes with any Obligated Party.

                                    ARTICLE 6

                                    COVENANTS

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing, the Obligated Parties shall keep each of the following covenants.

     Section 6.1 Reporting. Each Obligated Party will maintain, a system of accounting established and administered in accordance with generally accepted accounting principles, and will furnish the following items to the Lenders:

          (a) within 120 days after the close of each Fiscal Year, of the Parent, an unqualified audit report certified by Ernst & Young or other independent certified public accountants acceptable to the Lenders, prepared in accordance with GAAP on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for the Parent and its Subsidiaries, including balance sheets as of the end of such Fiscal Year and related statements of profit and loss, shareholders' equity, and cash flow, accompanied by a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default occurring under Section 6.27, or if, in the opinion of such accountants, any such Default shall exist, stating the nature and status thereof;

          (b) within 50 days after the close of each Fiscal Quarter of each Fiscal Year of the Parent, for the Parent and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such Fiscal Quarter and consolidated and consolidating statements of profit and loss, shareholders' equity, and cash flow for the period from the beginning of the applicable Fiscal Year to the end of such Fiscal Quarter,

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     all prepared in accordance with GAAP (except for exclusion of footnotes and subject to normal year-end audit adjustments) and certified by its chief financial officer;

          (c) within 35 days after the close of each calendar month, for the Parent and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such calendar month and consolidated statements of profit and loss and cash flow for the period from the beginning of the applicable Fiscal Year to the end of such calendar month, all prepared in accordance with GAAP (except for exclusion of footnotes) and subject to past practices of the Parent with respect to normal adjustments made as of the end of each Fiscal Quarter and Fiscal Year, and a reconciliation of each Borrower's accounts receivable aging and perpetual inventory report to the financial statements being delivered;

          (d) as soon as available, but in any event not more than 30 days prior to the end of each Fiscal Year of the Parent, but not later than February 28 of the following calendar year, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement, and funds flow statement) of the Parent for such Fiscal Year in form reasonably satisfactory to the Agent;

          (e) together with each of the financial statements of the Parent delivered to the Lenders pursuant to Section 6.1(a) and Section 6.1(c), a certificate in substantially the form of Exhibit D (a "Compliance Certificate") signed by the chief financial officer of the Parent showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof;

          (f) upon request of the Agent, copies of all tax returns filed by any Obligated Party with the U.S. Internal Revenue Service;

          (g) as soon as possible and in any event within 270 days after the close of each Fiscal Year of the Parent, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA;

          (h) as soon as possible and in any event within ten days after an Authorized Officer of any Obligated Party knows that any Reportable Event or a Termination Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Parent, describing such Reportable Event or Termination Event and the action which the Parent proposes to take with respect thereto;

          (i) as soon as possible and in any event within ten days of filing therewith with the PBGC, the Pension Commission of Ontario, the U.S. Internal Revenue Service or any other governmental entity, a copy of each annual report or other filing with respect to any Plan;

          (j) as soon as possible and in any event within ten days after receipt by any Obligated Party, a copy of (i) any notice or claim to the effect that any Obligated Party or any of its Subsidiaries is or may be liable to any Person as a result of the release by such Obligated Party, any of its Subsidiaries, or any other Person of any toxic or hazardous

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     waste or substance into the environment and (ii) any notice alleging any violation of any federal, state, or local environmental, health, or safety law or regulation by such Obligated Party or any of its Subsidiaries;

          (k) concurrently with the furnishing thereof to the shareholders of the Parent, copies of all financial statements, reports, and proxy statements so furnished;

          (l) promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly, or other regular reports which any Obligated Party files with the Securities and Exchange Commission;

          (m) annually upon request by the Agent, a certificate of good standing for each Obligated Party from the appropriate governmental officer in its jurisdiction of incorporation, formation, or organization;

          (n) as soon as available and in any event within ten days of receipt thereof, copies of all management reports and management letters received from any Obligated Party's independent certified public accountants;

          (o) as soon as available and in any event (i) on the twentieth day of each calendar month as of the end of the preceding calendar month, and at such other times as the Borrowers determine is necessary to redetermine availability of Advances hereunder, a Borrowing Base Certificate and supporting information with respect to the determination of Eligible Accounts and Eligible Inventory and (ii) within five days of the fifteenth day and the last day of each calendar month a report of Accounts collected and new Accounts created since the date of the previous such report;

          (p) as soon as available but in any event within twenty days of the end of each calendar month, as of the calendar month then ended:

               (i) a summary aged trial balance of the Accounts of each Obligated Party including the name and balance due for each Account Debtor and reconciled to the Borrowing Base Certificate delivered as of such date, and upon request by the Agent, a detailed aged trial balance of the Accounts of each Obligated Party specifying the name, address, and balance due for each Account Debtor;

               (ii) a schedule in form reasonably satisfactory to the Agent summarizing each Obligated Party's Inventory (A) presented with respect to location, product type, volume on hand, and cost and (B) reconciled to the Borrowing Base Certificate delivered as of such date, and upon request by the Agent such schedule detailing such items for each Obligated Party;

               (iii) in form reasonably satisfactory to the Agent, a schedule of each Obligated Party's Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement;

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               (iv) a worksheet of calculations by the Borrowers to determine
          Eligible Accounts and Eligible Inventory, such worksheets detailing the Accounts and Inventory excluded from Eligible Accounts and Eligible Inventory;

               (v) upon request by the Agent, a schedule and aging of each Obligated Party's accounts payable; and

               (vi) a schedule of all new deposit accounts opened by the Obligated Parties since the date of the last such schedule;
         (q) promptly upon the Agent's request:

                    (i) copies of invoices issued by any Obligated Party in
               connection with any Accounts and credit memos, shipping and delivery documents, and other information related thereto;

                    (ii) copies of purchase orders, invoices, and shipping and delivery documents in connection with any Inventory or Equipment purchased by any Obligated Party; and

                    (iii) a schedule detailing the balance of all intercompany accounts of the Obligated Parties; and

          (r) such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

     Section 6.2 Use of Proceeds.

          (a) The Borrowers will use the proceeds of the Credit Extensions (i) to repay the outstanding indebtedness, liabilities, and obligations under that certain Credit Agreement, dated December 21, 1999, between the Parent, Bank of America, N.A., and the financial institutions party thereto as lenders, (ii) to repay Indebtedness outstanding under the Senior Notes,
     (iii) to repurchase the Accounts sold pursuant to that certain Receivables Sale and Contribution Agreement dated March 28, 2002 among the Parent, the "Originators" identified therein, and K2 Finance Company LLC (including the making of any intercompany loan made in connection therewith to the extent required to repurchase such Accounts), and pay all indebtedness, liabilities, and obligations of any Obligated Party thereunder, (iv) for general corporate purposes (not otherwise prohibited by this Agreement), and (v) as required in connection with any Permitted Acquisition.

          (b) The Borrowers will not use any of the proceeds of the Credit Extensions, directly or indirectly, to (i) buy or carry any Margin Stock in violation of Regulation U, (ii) repay or refinance any Indebtedness of any Person incurred to buy or carry any Margin Stock, (iii) acquire any security in any transaction that is subject to Section 13 or Section 14 of the Securities Exchange Act of 1934 (and the regulations promulgated thereunder), or (iv) make any Acquisition other than Permitted Acquisitions.

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

     Section 6.3 Notices. The Obligated Parties will give prompt notice in writing to the Agent and the Lenders of:

          (a) the occurrence of any Default or Unmatured Default;

          (b) any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect;

          (c) the assertion by the holder of any Capital Stock of any Obligated Party or the holder of any Material Indebtedness that any default exists with respect thereto or that any Obligated Party is not in compliance therewith;

          (d) receipt of any written notice that any Obligated Party is subject to any investigation by any governmental entity with respect to any potential or alleged violation of any applicable environmental law or of imposition of any Lien against any Property of any Obligated Party for any liability with respect to damages arising from, or costs resulting from, any violation of any Environmental Laws;

          (e) in any event not less than 15 days prior thereto, any change of any Obligated Party's name, type of entity, or new location where Facility Collateral will be maintained; and

          (f) commencement of any proceedings contesting any tax, fee, assessment, or other governmental charge in excess of $5,000,000.

     Section 6.4 Conduct of Business. The Obligated Parties will carry on and conduct their respective business in substantially the same manner and in substantially the same fields of enterprise as presently conducted and any business activities that are substantially similar, related, incidental, or complementary thereto.

     Section 6.5 Taxes. Each Obligated Party will timely file complete and correct U.S., and applicable foreign, federal, state, provincial, municipal, and local tax returns required by law and pay when due all taxes, assessments, and governmental charges and levies upon it or its income, profits, or Property, except those which are being contested in good faith by appropriate proceedings diligently pursued and with respect to which adequate reserves have been set aside in accordance with GAAP. The Obligated Parties will cause K2 Canada and the U.K. Borrowers, as applicable, to have the certified public accountants which prepare the financial statements delivered pursuant to Section 6.1(a) timely prepare and file with each applicable governmental authority any filing required with respect to any Taxes which are required to be withheld, paid, or remitted pursuant to Section 3.5, and such Borrower will make any payment of such Taxes in accordance with applicable law. The Agent may, at the sole expense of the applicable Borrower, have any such filing reviewed by independent consultants or accountants the Agent may select in its sole discretion.

     Section 6.6 Payment of Indebtedness and Other Liabilities. Each Obligated Party will pay or discharge when due all Indebtedness owed by such Obligated Party and all other liabilities and obligations due to materialmen, mechanics, carriers, warehousemen, and landlords, except

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those which are being contested in good faith by appropriate proceedings diligently pursued and with respect to which adequate reserves have been set aside in accordance with GAAP.

     Section 6.7 Insurance.

          (a) Each Obligated Party shall at all times maintain with financially sound and reputable carriers having a rating of at least A+ by Best Rating Guide (or otherwise as may be acceptable to the Agent in its discretion) insurance against: (i) loss or damage by fire, theft, burglary, pilferage, loss in transit; (ii) theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; (iii) business interruption; and (iv) and such other hazards as is customary in the business of such Obligated Party. All such insurance shall be in amounts and under policies acceptable to the Agent in its reasonable credit judgment. In the event any Facility Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a "Special Flood Hazard Area," the applicable Obligated Party shall purchase and maintain flood insurance on such Facility Collateral (including any personal Property which is located on any real Property leased by such Obligated Party within a "Special Flood Hazard Area"). The amount of all insurance required by this Section shall at a minimum comply with applicable law, including the Flood Disaster Protection Act of 1973. All premiums on such insurance shall be paid when due by the applicable Obligated Party, and copies of the policies delivered to the Agent. If any Obligated Party fails to obtain any insurance as required by this Section, the Agent at the direction of the Required Lenders may obtain such insurance at the Borrowers' expense. No Obligated Party will use or permit any Property to be used in violation of applicable law or in any manner which might render inapplicable any insurance coverage.

          (b) All insurance policies required under Section 6.7(a) (other than business interruption insurance) shall name the Agent (for the benefit of the Agent and the Lenders) as an additional insured, as applicable, and shall contain loss payable clauses or mortgagee clauses, in form and substance reasonably satisfactory to the Agent, naming the Agent as loss payee and first mortgagee (as applicable) and providing that:

               (i) all proceeds thereunder with respect to any Facility Collateral shall be payable to the Agent;

               (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the Property described in such policy; and

               (iii) such policy and loss payable clauses may be canceled, amended, or terminated only upon at least 30 days prior written notice given to the Agent.

     Section 6.8 Application of Proceeds of Insurance. The Obligated Parties shall promptly notify the Agent and the Lenders of any claim in excess of $2,000,000 under any insurance policy required pursuant to Section 6.7 or of receipt of any such proceeds pursuant to any claim. During the existence of a Default, the Agent is hereby authorized to directly collect all insurance proceeds in respect of any Facility Collateral. All proceeds of any insurance required pursuant to Section 6.7 shall be delivered to the Agent and applied to the Obligations in

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the manner specified in Section 2.16, after deducting from such proceeds the reasonable expenses (if any) incurred by the Agent in the collection or handling thereof and any amount required to repay Indebtedness owing to the holder of a Permitted Lien which in accordance with the terms of this Agreement has a Lien on such Property which has priority over the Lien of the Agent.

     Section 6.9 Compliance with Laws; Maintenance of Existence and Good Standing. Each Obligated Party will comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees, or awards to which such Obligated Party may be subject including, without limitation, all applicable Environmental Laws and ERISA. Except as permitted by
Section 6.17, or where the failure to preserve its good standing or qualification could not reasonably be expected to result in a material adverse effect on the business, Property, condition (financial or otherwise), results of operations, or prospects of such Obligated Party, the ability of such Obligated Party to perform its respective obligations under the Loan Documents to which it is a party, or the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent, any LC Issuer, any Acceptance Lender, or the Lenders thereunder, each Obligated Party will maintain its legal existence, authority to conduct business, valid subsistence, and good standing and qualification in each jurisdiction where it is required to be qualified and in good standing and validly subsisting in order to conduct its business in such jurisdiction; provided that any Obligated Party, excluding the Parent, K2 Canada, and the U.K. Borrowers, may be dissolved, cease to exist, or cease to subsist if all of its Property is transferred to a Borrower (subject to Section 6.18(b)).

     Section 6.10 Maintenance of Properties and Licenses. Each Obligated Party will do all things necessary to maintain, preserve, protect, and keep its Property in good repair, working order, and condition, and make all necessary and proper repairs, renewals, and replacements so that its business carried on in connection therewith may be properly conducted at all times. Each Obligated Party will do all things necessary to obtain and maintain in effect at all times all material franchises, governmental authorizations, Intellectual Property Rights, licenses, and permits, which are necessary for it to own its Property or conduct its business as conducted on the Closing Date.

     Section 6.11 Amendment of Organization Certificates and Management Agreements. No Obligated Party will amend or otherwise modify its Organization Certificate or Management Agreement without the prior written consent of the Agent (such consent not to be unreasonably withheld) or in any manner which could have an adverse effect on the ability of such Obligated Party to perform any of its duties and obligations under any of the Loan Documents or pay the Obligations when due.

     Section 6.12 Inspection. Each Obligated Party will permit the Agent (accompanied by each Lender at its own expense), and its respective representatives, agents, and independent contractors to inspect any of the Property, books, and financial records of such Obligated Party, to examine and make copies of the books of accounts and other financial records of such Obligated Party, and to discuss the affairs, finances, and accounts of such Obligated Party with, and to be advised as to the same by, their respective officers, directors, and independent public accountants at any time during the existence of a Default or an Unmatured Default and at such other reasonable times and intervals as the Agent may designate. The Obligated Parties

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acknowledge that from time to time the Agent may prepare and may distribute to the Lenders certain audit reports (the "Reports") pertaining to the Obligated Parties' assets for internal use by the Agent and the Lenders from information furnished to it by or on behalf of the Obligated Parties, after the Agent has exercised its rights of inspection pursuant to this Agreement. Without limiting any other provision of this Agreement, the Canadian Obligated Parties and the U.K. Obligated Parties, respectively, will permit the Agent to conduct an inspection and field examination of the Canadian Obligated Parties and the U.K. Obligated Parties, respectively, and the Agent agrees to undertake such inspections and field examinations, within 90 days of the Closing Date, each such inspection and field examination to be conducted at the expense of the Canadian Obligated Parties and the U.K. Obligated Parties (as applicable) and shall not be included in the number of examinations to be paid by the Borrowers pursuant to Section 9.6.

     Section 6.13 Dividends. The Parent will not, nor will it permit any of its Subsidiaries to, declare or pay any dividends or make any distributions on its Capital Stock (other than dividends and distributions payable in its own Capital Stock) or redeem, repurchase, or otherwise acquire or retire any of its Capital Stock at any time outstanding (each of such dividends, distributions, or other transactions with respect to such Person's Capital Stock being referred to in this Section as a "restricted payment"), except that (a) any Subsidiary of the Parent may declare and pay dividends or make distributions to the Parent or to a Wholly-Owned Subsidiary of the Parent which is an Obligated Party and (b) the Parent may make restricted payments in an aggregate amount not to exceed $1,000,000 in any Fiscal Year so long as no Default exists or would result therefrom. The Parent will not, nor will it permit any of its Subsidiaries to make any change in its capital structure which could have an adverse effect on the ability of the Obligated Parties to perform any of their respective duties and obligations under any Loan Document or pay the Obligations when due.

     Section 6.14 Indebtedness. The Obligated Parties will not create, incur, or suffer to exist any Indebtedness, except:

          (a) the Obligations;

          (b) Indebtedness existing on the date hereof and described in Schedule 5.22;

          (c) Indebtedness constituting Net Mark-to-Market Exposure arising under Facility Rate Management Transactions;

          (d) purchase money Indebtedness (including Capital Lease Obligations) incurred in connection with the acquisition of any Equipment or real Property; provided that the amount of such Indebtedness shall be limited to an amount not in excess of the purchase price of such Equipment or real Property and the aggregate of all such Indebtedness incurred in any Fiscal Year shall not exceed $5,000,000;

          (e) Indebtedness which represents an extension, refinancing, or renewal of any of the Indebtedness described in clause (b), clause (c), and clause (d), preceding; provided that (i) the principal amount of such Indebtedness is not increased, (ii) any Liens securing such Indebtedness are not extended to any additional Property of any

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     Obligated Party, and (iii) no Obligated Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto;

          (f) unsecured Indebtedness owing by any Obligated Party to any other Obligated Party;

          (g) other unsecured Indebtedness in an amount not in excess of $30,000,000; provided that (i) such Indebtedness shall be on terms satisfactory to the Agent (including, without limitation, provisions for a maturity date after the Facility Termination Date and payment of interest only until after repayment of the Obligations and termination of the commitments of the Agent and the Lenders under this Agreement), (ii) such Indebtedness shall be subordinated to the Obligations pursuant to documentation satisfactory to the Agent, (iii) to the extent any Term Loans B are outstanding on the date of incurring such Indebtedness the proceeds thereof shall be used to make a prepayment on the Term Loans B, and (iv) the Consolidated Debt Service Coverage Ratio for the immediately preceding twelve calendar months and on a pro forma basis for the following twelve calendar months shall not be less than 1.25 to 1.00;

          (h) other unsecured Indebtedness in an amount not in excess of $5,000,000; and

          (i) guaranties of Indebtedness permitted pursuant to clause (b) through clause (h) preceding.

     Section 6.15 Guaranties. No Obligated Party will become liable under any Contingent Obligation; provided that (a) the Obligated Parties may guarantee payment of any Indebtedness permitted pursuant to Section 6.14, (b) the Obligated Parties may enter into endorsements of instruments for deposit or collection in the ordinary course of business, (c) the Parent may (i) guarantee payment of any Indebtedness and other obligations of any of its Subsidiaries which are not formed, incorporated, or organized in the U.S. as specified on
Schedule 6.14 and (ii) enter into additional such guarantees after the Closing Date as permitted under Section 6.19(c), (d) the Parent may have Facility LCs issued with respect to obligations of its Subsidiaries which are not Obligated Parties in accordance with Section 2.4, and (e) the Obligated Parties may incur Contingent Obligations permitted under Section 6.19(g).

     Section 6.16 Prepayment of Indebtedness. No Obligated Party will voluntarily prepay any Indebtedness other than the Obligations.

     Section 6.17 Merger. No Obligated Party will merge or consolidate with or into any other Person, except (a) any Subsidiary of the Parent may merge into the Parent, (b) any Borrower (other than the Parent) may merge with any other Borrower, (c) any Obligated Party which is not a Borrower may merge with any other Obligated Party, and (d) mergers in which the applicable Obligated Party is the survivor and which constitute Permitted Acquisitions.

     Section 6.18 Sale of Assets. No Obligated Party will lease, sell, or otherwise dispose of its Property to any other Person, except:

     (a) sales of Inventory in the ordinary course of business;

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          (b) provided the respective Obligated Party complies with Section
     6.32, sales and transfers of Property to any other Obligated Party; provided further, that any such sale or transfer of any Facility Collateral is expressly made by the transferring Obligated Party, and accepted by any such other Obligated Party, subject to the Liens in favor of the Agent and after giving effect to such sale or transfer the Agent continues to have a perfected Lien therein;

          (c) dispositions of Property as a "trade-in" in connection with any Capital Expenditures;

          (d) sales of obsolete or unusable Equipment and real Property in the ordinary course of business;

          (e) dispositions of cash and Cash Equivalent Investments in the ordinary course of business;

          (f) the licensing on a nonexclusive basis of Intellectual Property Rights in the ordinary course of business;

          (g) the sale of the "Shakespeare" composite light pole business and other associated composite assets;

          (h) sales of Accounts, excluding Eligible Accounts, and notes receivable received by an Obligated Party with respect to any Account which is not an Eligible Account in connection with collection of such Accounts and notes receivable, provided that the aggregate amount of all such Accounts and notes receivable, prior to giving effect to any discount or write-off thereof, shall not exceed $1,000,000 in any Fiscal Year of the Parent; and

          (i) dispositions of any other Property of the Obligated Parties not included in clause (a) through clause (h) preceding (including sales or exclusive licensing agreements with respect to Intellectual Property Rights) with an aggregate book value or fair market value (whichever is greater) not in excess of $1,000,000 in any Fiscal Year of the Parent.

The proceeds of any sale permitted pursuant to this Section 6.18, net of any purchase money Indebtedness required to be repaid in connection with such sale and expenses of any such sale, shall be delivered to the Agent and applied to the Obligations as provided by Section 2.16.

     Section 6.19 Investments and Acquisitions. No Obligated Party will make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor (including Contingent Obligations), or create any Subsidiary, except any Subsidiary which, subject to Section 16.4, becomes an Obligated Party, or become or remain a partner in any partnership or joint venture, or make any Acquisition, except:

          (a) Cash Equivalent Investments;

          (b) existing Investments in Subsidiaries;

CREDIT AGREEMENT  Page 83

          (c) additional Investments and commitments therefor, including Contingent Obligations (referred to in this clause (c) as a "subject Investment") not in excess of $10,000,000 (net of any returned or repaid subject Investments) made during any Fiscal Year of the Parent, provided that such additional subject Investments may be increased to $20,000,000 during any Fiscal Year of the Parent if Unused Availability after giving effect to making such additional subject Investment is (y) $20,000,000 for any subject Investment made during the period between April 1 and November 30 of a calendar year and (z) $40,000,000 for any subject Investment made during the period between December 1 of a calendar year and March 31 of the following calendar year; provided, further, that the aggregate amount of all subject Investments made pursuant to this clause (c) during the term of this Agreement shall not exceed $30,000,000 (net of any returned or repaid subject Investments), as follows:

               (i) cash Investments in Subsidiaries which are not Obligated Parties, including any Investment resulting from funding of a Facility LC which has been issued with respect to any obligation of a Subsidiary of the Parent which is not an Obligated Party and for which the Parent is not reimbursed within ten Business Days of the funding thereof;

               (ii) Investments in, or the incurrence of Contingent Obligations with respect to Indebtedness of, joint ventures in which an Obligated Party is a partner;

               (iii) the incurrence of Contingent Obligations by the Parent with respect to Indebtedness of any of its Subsidiaries which is not formed, incorporated, or organized under the laws of the U.S.; and

               (iv) other Investments not included in clause (a) and clause (b) preceding and clause (d) through clause (h) following;

          (d) unsecured intercompany loans owing by an Obligated Party to another Obligated Party;

          (e) Investments in existence on the Closing Date and described in
     Schedule 5.29;

          (f) Permitted Acquisitions;

          (g) loans and other extensions of credit made in connection with the Parent's employee stock ownership plan; provided that the aggregate amount of such loans and other extensions of credit made shall not exceed $1,500,000 during any Fiscal Year of the Parent;

          (h) notes receivable received in connection with any disposition permitted hereunder; provided that the aggregate amount of such notes receivable received shall not exceed $2,000,000 in the aggregate during any Fiscal Year of the Parent; and

          (i) loans made to repurchase Accounts sold pursuant to that certain Receivables Sale and Contribution Agreement dated March 28, 2002 among the Parent,

CREDIT AGREEMENT  Page 84
     the "Originators" identified therein, and K2 Finance Company LLC to the extent required to repurchase such Accounts.

     Section 6.20 Liens. No Obligated Party will create, incur, or suffer to exist any Lien in, of, or on the Property of such Obligated Party, except the following (collectively, "Permitted Liens"):

          (a) Liens for taxes, fees, assessments, or other governmental charges or levies on the Property of such Obligated Party if with respect to any such Lien (i) the obligation which gives rise to such Lien is not at the time delinquent or (ii) such Lien, together with all other such Liens, (A) does not secure obligations in excess of $10,000,000 in the aggregate, (B) does not have priority over the Liens of the Agent in any Facility Collateral, (C) is being contested in good faith and by appropriate proceedings diligently pursued and has not been filed for more than 30 days, (D) adequate reserves in accordance with GAAP have been set aside on the books of such Obligated Party with respect to such Lien, and (E) a stay of enforcement of such Lien is in effect;

          (b) Liens imposed by law, such as carrier's, warehousemen's, and mechanic's Liens and other similar Liens arising in the ordinary course of business which secure payment of obligations not delinquent or which are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been set aside on such Obligated Party's books;

          (c) statutory Liens in favor of landlords of real Property leased by such Obligated Party; provided that such Obligated Party is current with respect to payment of all rent and other amounts, except any such other amount which is being contested in good faith pursuant to appropriate proceedings diligently pursued, due to such landlord under any lease of such real Property;

          (d) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation or to secure the performance of bids, tenders, or contracts (other than for the repayment of Indebtedness) or to secure indemnity, performance, or other similar bonds for the performance of bids, tenders, or contracts (other than for the repayment of Indebtedness) or to secure statutory obligations (other than Liens arising under ERISA, the PBA or in respect of any Foreign Plan, or Environmental Laws) or surety or appeal bonds, or to secure indemnity, performance, or other similar bonds;

          (e) utility easements, building restrictions, and such other encumbrances or charges against real Property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of such real Property or interfere with the use thereof in the business of such Obligated Party;

          (f) Liens existing on the Closing Date and described in Schedule 6.20 and Liens resulting from any extension, refinancing, or renewal of the related Indebtedness as

CREDIT AGREEMENT  Page 85
     permitted pursuant to Section 6.14(e); provided that the Liens evidenced thereby are not increased to cover any additional Property not originally covered thereby;

          (g) Liens securing purchase money Indebtedness (including Capital Lease Obligations) of such Obligated Party permitted pursuant to Section 6.14(d); provided that such Liens attach only to the Property which was acquired with the proceeds of such purchase money Indebtedness; and

          (h) Liens in favor of the Agent (or the U.K. Security Trustee on behalf of the Agent) granted pursuant to any Loan Document. Notwithstanding any of the foregoing, (y) none of the Liens permitted pursuant to this
     Section 6.20, other than clause (h) preceding, may at any time attach to any Accounts of any Obligated Party and (z) none of the Liens listed in clause (a) and clause (d) through clause (g) preceding may attach to any Inventory owned by any Obligated Party.

     Section 6.21 Restrictions on Liens. Other than as provided in the Loan Documents or in connection with the creation or incurrence of any Indebtedness under Section 6.14(d) or restrictions arising by reason of customary non-assignment or no subletting clauses in leases or other contracts entered into in the ordinary course of business, no Obligated Party will enter into or become subject to any negative pledge or other restriction on the right of such Obligated Party to grant Liens on any of its Property; provided that any such negative pledge or other restriction entered into in connection with the creation of Indebtedness under Section 6.14(d) shall be limited to the Property securing such purchase money Indebtedness.

     Section 6.22 Sale and Leaseback Transactions and Other Off-Balance Sheet Liabilities. No Obligated Party will enter into or suffer to exist any (a) Sale and Leaseback Transaction or (b) any other transaction pursuant to which it incurs or has incurred Off-Balance Sheet Liabilities, other than Rate Management Transactions which relate to interest payable on the Obligations.

     Section 6.23 Affiliate Transactions. Except as set forth on Schedule 6.23, no Obligated Party will enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, make any payment or transfer to (including, without limitation, any payment or transfer with respect to any fees or expenses for management services), or make any investment in any Affiliate. Notwithstanding the foregoing, if no Default exists, an Obligated Party may, upon fair and reasonable terms no less favorable to such Obligated Party than it could obtain in a comparable arms-length transaction, may engage in commercial transactions with an Affiliate in the ordinary course of business consistent with past practices.

     Section 6.24 Appraisals. Whenever a Default exists, and at such other times not more frequently than twice per calendar year as the Agent requests, the Obligated Parties shall, at their sole expense, provide the Agent with appraisals or updates thereof of their Inventory from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulations and by the internal policies of the Lenders.

     Section 6.25 Reserved.

CREDIT AGREEMENT  Page 86

     Section 6.26 Capital Expenditures. During any Fiscal Year of the Parent, the Obligated Parties will not expend, or be committed to expend, in excess of $25,000,000 in the aggregate for Capital Expenditures for the Obligated Parties during such Fiscal Year.

     Section 6.27 Financial Covenants.

          (a) Consolidated Debt Service Coverage Ratio. As of the end of any Fiscal Quarter of the Parent, the Obligated Parties will not permit the Consolidated Debt Service Coverage Ratio, determined for the immediately preceding four Fiscal Quarters of the Parent, to be less than 1.25 to 1.00.

          (b) Minimum Net Worth. The Obligated Parties will not permit the Consolidated Net Worth as of the end of any Fiscal Quarter of the Parent to be less than the sum of (a) $186,000,000, plus (b) 80.0% of the amount of the increase in Consolidated Net Worth resulting from consummation of the Rawlings Acquisition as reported on the financial statements of the Parent delivered pursuant to Section 6.1(b), plus (c) 75.0% of Consolidated Net Income earned in each Fiscal Quarter of the Parent beginning with the Fiscal Quarter ending March 31, 2003 (without deduction for losses).

     Section 6.28 Fiscal Year. Each Obligated Party (excluding the Parent) shall cause the last day of its Fiscal Year to be the same as the last day of the Parent's Fiscal Year. The Parent shall not change the last day of its Fiscal Year.

     Section 6.29 Reserved.

     Section 6.30 Collateral Waiver Agreements; Deposit Control Agreements.

          (a) The Obligated Parties will use their best efforts to provide to the Agent upon the Agent's request, a Collateral Waiver Agreement duly executed on behalf of each landlord or mortgagee, as the case may be, of real Property on which any Facility Collateral is located and on behalf of any bailee (including customs brokers) with possession of any Facility Collateral. The Agent may, in its discretion establish an Availability Reserve with respect to any Facility Collateral located on any real Property or in the possession of any bailee (including customs brokers) for which the Agent has not received any such Collateral Waiver Agreement.

          (b) The Obligated Parties agree that any Collateral Waiver Agreement with any customs broker shall include provisions which require the customs broker, after notice from the Agent, to deliver all Inventory received by such customs broker exclusively in accordance with the Agent's instructions. The Obligated Parties, the Lenders, and the Agent agree that the Agent shall not and shall not be required to, deliver any such notice to any customs broker unless a Default has occurred and is continuing. The Obligated Parties agree that they will not change customs brokers without providing the Agent at least 30 days prior written notice and using their best efforts to obtain a Collateral Waiver Agreement duly executed by the proposed replacement customs broker.

CREDIT AGREEMENT  Page 87

          (c) The Obligated Parties will provide to the Agent, a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a deposit account of any Obligated Party, as follows: (i) within 30 days of the Closing Date, for any deposit account of any U.S. Obligated Party to which proceeds of any Facility Collateral are deposited; and (ii) upon the Agent's request, for any other deposit account of any Obligated Party.

     Section 6.31 Guaranties of the Obligations.

          (a) The Parent shall guarantee payment and performance of the Obligations (including, without limitation, the Canadian Obligations, the U.K. Obligations, and the U.S. Obligations) pursuant to the Parent Guaranty Agreement.

          (b) Each Canadian Obligated Party (other than K2 Canada), including any Person which becomes a Canadian Guarantor after the Closing Date pursuant to the terms of this Agreement, shall guarantee payment and performance of the Canadian Obligations pursuant to a Canadian Guarantee Agreement.

          (c) Each U.K. Obligated Party, including any Person which becomes a U.K. Guarantor after the Closing Date pursuant to the terms of this Agreement, shall guarantee payment and performance of the U.K. Obligations by becoming a party to the U.K. Debenture.

          (d) Each U.S. Obligated Party, including any Person which becomes a U.S. Borrower or a U.S. Subsidiary Guarantor after the Closing Date pursuant to the terms of this Agreement, shall guarantee payment and performance of the U.S. Obligations pursuant to a U.S. Subsidiary Guaranty Agreement.

     Section 6.32 Additional Collateral; Further Assurances.


          (a) Subject to Section 16.4 and applicable law, each Obligated Party shall, unless the Required Lenders otherwise consent, cause each Wholly-Owned Subsidiary of the Parent, excluding Lara Acquisition Sub, Inc. (prior to consummation of the Rawlings Acquisition), Ride Snowboard Company, Ride Manufacturing, Inc., SMP Clothing, Inc., Smiley Hats, Inc., Carve, Inc., Preston Binding Company, K2 Funding Inc., K2 Finance Company, K2 Receivables Corporation (collectively referred to in this Section as the "excluded U.S. Subsidiaries") and any other such Subsidiary which is not organized under the laws of Canada (or any province thereof), England, or the U.S. (or any state of the U.S.), to become a Borrower and a Guarantor, or a Guarantor (but not a Borrower), as follows:

               (i) each Subsidiary of the Parent organized under the laws of Canada (or any province thereof) shall become a Canadian Guarantor;

               (ii) each Subsidiary of the Parent organized under the laws of England shall become a U.K. Guarantor;

CREDIT AGREEMENT  Page 88

               (iii) each Subsidiary of the Parent organized under the laws of the U.S. (or any state thereof) shall become a U.S. Borrower and a U.S. Guarantor, as applicable; provided that in the event that any of the excluded U.S. Subsidiaries (individually or collectively) owns any Property with an aggregate book value or fair market value in excess of $100,000 or has revenue in any Fiscal Year in excess of $100,000, the Obligated Parties shall notify the Agent in writing thereof and propose to the Agent that such excluded Subsidiary (or excluded Subsidiaries) become, and with the Agent's and the Required Lenders' consent pursuant to Section 16.4 cause such excluded Subsidiary (or excluded Subsidiaries) to become, either a U.S. Borrower and a U.S. Subsidiary Guarantor or a U.S. Subsidiary Guarantor (but not a U.S. Borrower) subject to the terms of this Agreement to the extent required to cause the aggregate book value or fair market value of all Property owned by such excluded Subsidiaries to be equal to or less than $100,000 and to cause the revenue of all such excluded Subsidiaries, collectively, to be equal to or less than $100,000.

          (b) Upon the request of the Agent, each Obligated Party shall (x) grant Liens to the Agent, for the benefit of the Agent and the Lenders, pursuant to such documents as the Agent may reasonably deem necessary and deliver such property, documents, and instruments as the Agent may request to perfect the Liens of the Agent in any Property of such Obligated Party which constitutes Facility Collateral, including any parcel of real Property located in the U.S. or Canada owned by any Obligated Party (provided that, with respect to any such real Property, the Obligated Parties shall only be required to deliver agreements, documents, information, and instruments of the type referenced in Section 4.1(j)), (y) execute a Guaranty Agreement as required by Section 6.31, and (z) in connection with the foregoing requirements, or either of them, deliver to the Agent (in its discretion) all items of the type required by Section 4.1 (as applicable). Notwithstanding any other provision of this Agreement:

               (i) Liens on Facility Collateral owned by the Parent shall secure all of the Obligations;

               (ii) Liens on Facility Collateral owned by the Canadian Obligated Parties shall secure the Canadian Obligations;

               (iii) Liens on Facility Collateral owned by the U.K. Obligated Parties shall secure the U.K. Obligations; and

               (iv) Liens on Facility Collateral owned by the U.S. Obligated Parties (other than the Parent) shall secure the U.S. Obligations.

     Upon execution and delivery of such Loan Documents and other agreements, certificates, documents, and instruments, each such Person shall automatically become a Borrower and a Guarantor, or a Guarantor (but not a Borrower), as applicable, hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents.

CREDIT AGREEMENT  Page 89

          (c) Without limiting the foregoing, each Obligated Party shall, and shall cause each of the Parent's Subsidiaries which is required to become an Obligated Party pursuant to the terms of this Agreement to, execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and shall take or cause to be taken such actions as the Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

     Section 6.33 Amendments to Agreements. No Obligated Party will amend or terminate (a) the Rawlings Acquisition Agreement, (b) the Convertible Subordinated Debentures, (c) the Securities Purchase Agreement entered into in connection with the Convertible Subordinated Debentures, or (d) any agreement, certificate, document, or instrument entered into or delivered in connection with any of the agreements referenced in clause (a) through clause (c) preceding.

     Section 6.34 Subordinated Indebtedness. No Obligated Party will directly or indirectly voluntarily prepay, defease, or in substance defease, purchase, redeem, retire prior to its stated maturity, or otherwise acquire, any Subordinated Indebtedness. No Obligated Party will make any payment (including any principal, interest, or fees) with respect to any Subordinated Indebtedness if any Default or Unmatured Default exists at the time of making such payment or would result from the making of such payment.

     Section 6.35 Lenders as Depository. On or before June 30, 2003, each Obligated Party shall have established, and thereafter shall maintain, one or more of the Lenders as such Obligated Party's principal depository bank(s), including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business.

                                    ARTICLE 7

                                    DEFAULTS

     Section 7.1 Events of Default. The occurrence of any one or more of the following events shall constitute a Default:

          (a) any representation or warranty made or deemed made by or on behalf of any Obligated Party to the Agent (or the U.K. Security Trustee on behalf of the Agent and the Lenders) or any Lender under or in connection with this Agreement, any other Loan Document, any Credit Extension, or any certificate or information delivered in connection with any of the foregoing shall be materially false on the date as of which made;

          (b) nonpayment when due of any principal, interest, commitment fee, LC Fee, Reimbursement Obligation, Acceptance Reimbursement Obligation or any other amount owing under any Loan Document;

          (c) breach by any Obligated Party of any of the terms or provisions of
     Section 6.1, Section 6.2, Section 6.3, Section 6.8, Section 6.11 through
     Section 6.29, and Section 6.31 through Section 6.35;

CREDIT AGREEMENT  Page 90

          (d) breach by any Obligated Party (other than a breach which constitutes a Default under another clause of this Article 7) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within fifteen days after written notice to the Parent from the Agent;

          (e) any event of default shall occur with respect to any Material Indebtedness of any Obligated Party (beyond the applicable grace period with respect thereto, if any), or any other default or event shall occur or condition exist, the effect of which default, event, or condition is to cause, or to permit the holder(s) of any Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause, such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any such agreement to be terminated prior to its stated expiration date, or any Material Indebtedness of any Obligated Party shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof;

          (f) any Obligated Party shall (i) have an order for relief or any other order or decree of court entered with respect to it under the Bankruptcy Code, the BIA, the Companies Creditors Arrangement Act (Canada), the Insolvency Act, or any similar laws of any applicable jurisdiction,
     (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator, monitor, administrator, or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding (including by petition, proposal, notice of intent to file a proposal, or similar action) seeking an order for relief under the Bankruptcy Code, the BIA, the Companies Creditors Arrangement Act (Canada), the Insolvency Act, or any similar laws of any applicable jurisdiction, or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, consolidation, adjustment, or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any action to authorize or effect any of the foregoing actions set forth in this clause
     (f), (vi) not pay, or admit in writing its inability to pay, its debts generally as they become due, or (vii) fail to contest in good faith any appointment or proceeding described in clause (g) following;


          (g) a receiver, trustee, examiner, liquidator, monitor, administrator, or similar official shall be appointed for any Obligated Party or any Substantial Portion of its Property (excluding any such appointment specified in Section 7.1(f)(iv)) and such appointment continues undischarged for a period of 60 consecutive days, or a warrant of attachment or execution, writ of seizure or seizure and sale, or similar process shall be issued against any Substantial Portion of its Property;

          (h) a proceeding described in Section 7.1(f)(iv) shall be instituted by any third party against any Obligated Party and such proceeding continues undismissed or unstayed for a period of 60 consecutive days;

CREDIT AGREEMENT  Page 91

          (i) any court, government, or governmental agency shall seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of any Obligated Party which, when taken together with all other Property of the Obligated Parties so seized, appropriated, or taken custody or control of, during the twelve month period ending with the month in which any such action occurs, constitutes a Substantial Portion;

          (j) any Obligated Party shall fail within 30 days to pay, bond, or otherwise discharge one or more (i) judgments or orders for the payment of money which is $5,000,000 or more (or the equivalent thereof in currencies other than U.S. dollars) in excess of the amount of insurance coverage therefor or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

          (k) (i) the occurrence of any Reportable Event which is reasonably expected to cause the Parent or any member of the Controlled Group to incur any liability, indebtedness, or obligations in excess of $1,000,000, or
     (ii) the occurrence of any Termination Event;

          (l) any Change in Control shall occur;

          (m) the Parent or any other member of the Controlled Group shall have been notified by the sponsor of a Multi-employer Plan that it has incurred withdrawal liability to such Multi-employer Plan in an amount which, when aggregated with all other amounts required to be paid to Multi-employer Plans by the Parent or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $1,000,000;

          (n) the Parent or any other member of the Controlled Group shall have been notified by the sponsor of a Multi-employer Plan that such Multi-employer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Parent and the other members of the Controlled Group (taken as a whole) to all Multi-employer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multi-employer Plans for the respective plan years of each such Multi-employer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $1,000,000;

          (o) any Obligated Party shall (i) be the subject of any proceeding or investigation pertaining to the release by such Obligated Party or any other Person of any toxic or hazardous waste or substance into the environment or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii) preceding, could reasonably be expected to have a Material Adverse Effect;

CREDIT AGREEMENT  Page 92

          (p) any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty Agreement, any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty Agreement to which it is a party, any Guarantor shall deny that it has any further liability under any Guaranty Agreement to which it is a party or shall give notice to such effect, any Security Agreement or Real Estate Mortgage shall for any reason fail to create a valid and perfected first priority (other than Permitted Liens which are specifically permitted to have priority over the Liens of the Agent pursuant to this Agreement) Lien in any Facility Collateral purported to be covered thereby, or any Loan Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Loan Document;

          (q) there shall occur any "Mandatory Redemption Event" under the Convertible Subordinated Debentures or the Securities Purchase Agreement entered into in connection therewith or (ii) the Parent makes or the holders of the Convertible Subordinated Debentures receive without immediately paying over to the Agent, for the benefit of the Lenders, any payment in respect of the Convertible Subordinated Debentures prohibited by the subordination provisions thereof or any such holder commences an "Enforcement Action" prohibited by the Convertible Subordinated Debentures;

          (r) the occurrence of any Material Adverse Effect; or

          (s) the representation and warranty set forth in Section 5.15 shall at any time not be true and correct.


                                   ARTICLE 8

                        REMEDIES; WAIVERS AND AMENDMENTS

     Section 8.1 Remedies; Acceleration; Facility LC/Acceptance Collateral Account.

          (a) If any Default occurs hereunder, the Required Lenders (or the Agent with the consent of the Required Lenders) may (i) reduce the Aggregate Revolving Commitment or the Accounts Advance Rate or the Inventory Advance Rate, (ii) terminate or suspend the obligations of the Lenders to make Loans hereunder, the obligation of the LC Issuer to issue Facility LCs, and the obligation of the Acceptance Lender to accept Acceptances, (iii) declare the Obligations to be due and payable, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest, or notice of any kind, all of which the Borrowers hereby expressly waive, (iv) terminate the Aggregate Revolving Commitment, (v) upon notice to the Parent and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Parent to pay, and the Parent will, forthwith upon such demand and without any further notice or act, pay to the Agent an amount in immediately available funds, which funds shall be held in the Facility LC/Acceptance Collateral Account, equal to 110% of the difference of (y) the sum of the amount of LC Obligations, plus the amount of Acceptance Obligations at such time, less

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     (z) the amount on deposit in the Facility LC/Acceptance Collateral
     Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"), which funds shall be deposited in the Facility LC/Acceptance Collateral Account, and (vi) pursue their other rights and remedies under the Loan Documents and applicable law.

          (b) Upon the occurrence of any Default described in Section 7.1(f) or
     Section 7.1(g), the Aggregate Commitment shall automatically and immediately terminate, the obligations of the Lenders to make Loans hereunder, the obligation of the LC Issuer to issue Facility LCs, and the obligation of the Acceptance Lender to accept Acceptances shall automatically and immediately terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent, the LC Issuer, the Acceptance Lender, or any Lender, and the Parent will be and become thereby unconditionally obligated, without any further notice, act, or demand, to pay to the Agent the Collateral Shortfall Amount.

          (c) During the existence of any Default: (i) the Agent shall have, for the benefit of the Agent and the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC; (ii) the Agent may, at any time, take possession of the Facility Collateral and keep it on any Obligated Party's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or any Obligated Party shall, upon the Agent's demand, at such Obligated Party's cost, assemble the Facility Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Facility Collateral at public or private sales, for cash, upon credit, or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Facility Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Obligated Party agrees that any notice by the Agent of sale, disposition, or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Obligated Parties if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten days prior to such action to the Obligated Parties' address specified pursuant to Section 13.1. If any Facility Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Facility Collateral without further notice to any Obligated Party. In the event the Agent seeks to take possession of all or any portion of the Facility Collateral by judicial process, each Obligated Party irrevocably waives: (A) the posting of any bond, surety, or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Facility Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Facility Collateral until after trial or final judgment. Each Obligated Party agrees that the Agent has no obligation to preserve rights to the Facility Collateral or marshal any Facility Collateral for the benefit of any

CREDIT AGREEMENT  Page 94

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     Person. The Agent is hereby granted a license or other right to use, without charge, each Obligated Party's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising, or selling any Facility Collateral, and each Obligated Party's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including reasonable attorneys fees, and then to the Obligations. The Agent will return any excess to the Obligated Parties and the Obligated Parties shall remain liable for any deficiency.

          (d) If at any time while any Default is continuing, the Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Agent may make demand on the Parent to pay, and the Parent will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC/Acceptance Collateral Account. The Parent hereby pledges, assigns, and grants to the Agent, on behalf of and for the benefit of the Agent, the Lenders, the LC Issuer, and the Acceptance Lender, a security interest in all of the Parent's right, title, and interest in and to all funds which may from time to time be on deposit in the Facility LC/Acceptance Collateral Account to secure the prompt and complete payment and performance of the Obligations. Nothing in this
     Section 8.1(d) shall either obligate the Agent to require the Parent to deposit any funds in the Facility LC/Acceptance Collateral Account or limit the right of the Agent to release any funds held in the Facility LC/Acceptance Collateral Account other than as required by this Section 8.1.

          (e) The Agent may at any time or from time to time after funds are deposited in the Facility LC/Acceptance Collateral Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrowers to the Agent, the Lenders, the LC Issuer, or the Acceptance Lender under the Loan Documents.

          (f) At any time while any Default is continuing, neither the Parent nor any Person claiming on behalf of or through the Parent shall have any right to withdraw any of the funds held in the Facility LC/Acceptance Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC/Acceptance Collateral Account shall be returned by the Agent to the Parent or paid to whomever may be legally entitled thereto at such time.

          (g) If a Default occurs and is continuing, each Obligated Party hereby waives all rights to notice and hearing prior to the exercise by the Agent or the U.K. Security Trustee of their respective rights to repossess the Facility Collateral without judicial process or to replevy, attach, or levy upon the Facility Collateral without notice or hearing.

CREDIT AGREEMENT  Page 95

     Section 8.2 Amendments.

          (a) Except as specified in clause (b) following, subject to the provisions of this Section 8.2, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Obligated Parties may enter into agreements supplemental hereto (including amendments of this Agreement and waivers of any provision of this Agreement or any Default) for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Obligated Parties hereunder or waiving any Default hereunder.

          (b) No supplemental agreement entered into pursuant to clause (a) preceding shall, without the consent of all of the Lenders:

               (i) extend the final maturity of any Loan, extend the expiry date of any Facility LC to a date after the Facility Termination Date, forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or forgive all or any portion of the principal amount of any Acceptance or any Acceptance Reimbursement Obligation related thereto;

               (ii) reduce the rate (except as provided in Section 2.5(b)) or change the time of payment of principal, interest, fees, or other amounts payable to the Lenders pursuant to any Loan Document;

               (iii) extend the Facility Termination Date;

               (iv) increase the amount contained in clause (a) of the definition of Canadian Borrowing Base and U.K. Borrowing Base, increase the amount of the Aggregate Revolving Commitment (other than pursuant to Section 2.1(b)), increase the amount of the Term Loan B, increase the maximum amount of Non-Ratable Loans in Section 2.1(h), or increase the maximum amount of Collateral Protection Advances in
          Section 2.1(i);

               (v) amend the definition of Required Lenders;

               (vi) amend Section 2.16;

               (vii) increase the Accounts Advance Rate or the Inventory Advance Amount;

               (viii) permit any Obligated Party to assign its rights under this Agreement;

               (ix) amend this Section 8.2 or any provision of any Loan Document requiring consent or approval of all of the Lenders;

               (x) release any Borrower or Guarantor, other than in connection with any permitted merger or consolidation under Section 6.17; or

CREDIT AGREEMENT  Page 96

               (xi) release any Facility Collateral, other than as provided in
          Section 10.16.

     No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. Unless requiring consent of all of the Lenders, no amendment of any provision of this Agreement relating to the Term Loans B or the Lenders holding any portion of the Term Loans B (with respect to such Lenders in such capacity) shall be effective without the written consent of Lenders holding at least a majority of the Term Loans B. No increase of a Lender's Revolving Commitment may be effected without the consent of the affected Lender. No reduction of the amount of principal, interest, or fees due to any Lender may be effected without the consent of such Lender. No amendment of any provision of this Agreement relating to the NonRatable Loans shall be effective without the written consent of Bank One. No amendment of any provision relating to the LC Issuer shall be effective without the written consent of the LC Issuer. No amendment of any provision relating to the Acceptance Lender shall be effective without the written consent of the Acceptance Lender. The Agent may (i) waive payment of the fee required under Section 12.3(a) and (ii) amend the amount of the Revolving Commitments specified on the signature pages of each Lender hereto to reflect increases in the Revolving Commitment of any Lender pursuant to
     Section 2.1(b) and assignments entered into pursuant to Section 12.3, each without obtaining the consent of any other party to this Agreement. Notwithstanding the foregoing, the Agent may, in its sole discretion request that Bank One make Non-Ratable Loans in accordance with Section 2.1(h) and make Collateral Protection Advances in accordance with Section 2.1(i).

          (c) If any fees are paid to the Lenders as consideration for amendments, waivers, or consents with respect to this Agreement, at the Agent's election, such fees may be paid only to those Lenders that agree to such amendments, waivers, or consents within the time specified for submission thereof.

     Section 8.3 Preservation of Rights. No delay or omission of the Agent, the U.K. Security Trustee, the Lenders, the LC Issuer, or the Acceptance Lender to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment, or other variation of the terms, conditions, or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent, the U.K. Security Trustee, the Lenders, the LC Issuer, and the Acceptance Lender until the Obligations have been paid in full.

CREDIT AGREEMENT  Page 97

                                   ARTICLE 9

                               GENERAL PROVISIONS

     Section 9.1 Survival of Representations. All representations and warranties of the Obligated Parties contained in this Agreement and the other Loan Documents shall survive execution, delivery, and acceptance of the Loan Documents and the making of the Credit Extensions herein contemplated.

     Section 9.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer, the Acceptance Lender, nor any Lender shall be obligated to extend credit to the Borrowers in violation of any limitation or prohibition provided by any applicable statute or regulation.

     Section 9.3 Headings. Section headings in the Loan Documents are for convenience of reference only and shall not govern the interpretation of any of the provisions of the Loan Documents.

     Section 9.4 Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Obligated Parties, the Agent, the U.K. Security Trustee, the LC Issuer, the Acceptance Lender, and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Agent, the LC Issuer, the Acceptance Lender, and the Lenders relating to the subject matter thereof other than those contained in the fee letter described in
Section 10.13 which shall survive and remain in full force and effect during the term of this Agreement.

     Section 9.5 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner, coventurer, or agent of any other Lender (except to the extent to which the Agent is authorized to act as administrative agent for the Lenders hereunder). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of
Section 9.6, Section 9.10, and Section 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

     Section 9.6 Expenses; Indemnification.

          (a) The Borrowers shall reimburse the Agent and the Arranger for any costs, internal charges, and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, syndication, distribution (including, without limitation, via the internet), review, amendment, modification, and administration of the Loan Documents. The Borrowers also agree to reimburse the Agent, the Arranger, the LC

CREDIT AGREEMENT  Page 98

     Issuer, and the Acceptance Lender for any costs, internal charges, and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent, the Arranger, the LC Issuer, and the Acceptance Lender, which attorneys may be employees of the Agent, the Arranger, the LC Issuer, or the Acceptance Lender) paid or incurred by the Agent, the Arranger, the LC Issuer, or the Acceptance Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrowers pursuant to this Section include, without limitation, (i) the cost and expense of obtaining appraisals of receivables and inventory, provided that, if no Default is in existence, the Borrowers' obligation to reimburse the Agent for the cost of any such appraisal shall be limited to two such appraisals in any Fiscal Year, (ii) costs and expenses (including reasonable attorney fees and expenses of the Agent) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby, (iii) reasonable costs and expenses of lien and title searches, title insurance, and environmental audits, (iv) taxes, fees, and other charges for recording each Real Estate Mortgage, filing financing statements and continuations, and other actions to perfect, protect, and continue the Liens in favor of the Agent created under the Loan Documents (including costs and expenses paid or incurred by the Agent in connection with the consummation of this Agreement), (v) sums paid or incurred by the Agent to pay any amount or take any action required of any Obligated Party under the Loan Documents that such Obligated Party fails to pay or take;
     (vi) costs of inspections and verifications of the Facility Collateral, including travel, lodging, and meals for field examinations and inspections of the Facility Collateral and the Obligated Parties' operations by the Agent, plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit) to the extent incurred (A) during the existence of any Default or Unmatured Default or
     (b) at any other time up to three times during any calendar year, and (vii) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining deposit accounts and lockboxes required under the Loan Documents, and costs and expenses of preserving and protecting the Facility Collateral.

          (b) The Borrowers hereby further agree to indemnify the Agent, the Arranger, the LC Issuer, the Acceptance Lender, each Lender, their respective Affiliates, and each of their directors, officers, agents, and employees against all losses, claims, damages, penalties, judgments, liabilities, and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, the Arranger, the LC Issuer, the Acceptance Lender, any Lender or any Affiliate is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby, or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification.

The obligations of the Borrowers under this Section 9.6 shall survive the termination of this Agreement.

CREDIT AGREEMENT  Page 99

     Section 9.7 Numbers of Documents. All statements, notices, closing documents, and requests hereunder required to be provided to the Agent shall be provided to the Agent with sufficient counterparts so that the Agent may deliver one to each of the Lenders.

     Section 9.8 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Parent and all its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Parent's audited financial statements.

     Section 9.9 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     Section 9.10 Nonliability of the Lenders. The relationship between each Obligated Party on the one hand and the Lenders, the LC Issuer, the Acceptance Lender, the Arranger, the Agent, and the U.K. Security Trustee on the other hand shall be solely that of debtor and creditor. Neither the Agent, the Arranger, the U.K. Security Trustee, the LC Issuer, the Acceptance Lender, nor any Lender shall have any fiduciary responsibilities to any Obligated Party. Neither the Agent, the Arranger, the U.K. Security Trustee, the LC Issuer, the Acceptance Lender, nor any Lender undertakes any responsibility to any Obligated Party to review or inform such Obligated Party of any matter in connection with any phase of the other Obligated Parties' business or operations. Each Obligated Party agrees that neither the Agent, the Arranger, the U.K. Security Trustee, the LC Issuer, the Acceptance Lender, nor any Lender shall have liability to such Obligated Party (whether sounding in tort, contract, or otherwise) for losses suffered by such Obligated Party in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission, or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agent, the Arranger, the U.K. Security Trustee, the LC Issuer, the Acceptance Lender, nor any Lender shall have any liability with respect to, and each Obligated Party hereby waives, releases, and agrees not to sue for, any special, indirect, consequential, or punitive damages suffered by such Obligated Party in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

     Section 9.11 Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Obligated Parties pursuant to this Agreement in confidence, except for disclosure (a) to such Lender's Affiliates and to other Lenders and their respective Affiliates, (b) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee,
(c) to regulatory officials, (d) to any Person as requested pursuant to or as required by law, regulation, or legal process, (e) to any Person in connection with any legal proceeding to which such Lender is a party, (f) to such Lender's direct or indirect contractual counter-parties in swap agreements or to legal counsel, accountants, and other professional advisors to such counter-parties, and (g) permitted by Section 12.4.

CREDIT AGREEMENT  Page 100

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     Section 9.12 Nonreliance. Each Lender hereby represents that it is not relying on or looking to any Margin Stock for the repayment of the Credit Extensions provided for herein.

     Section 9.13 Disclosure. Each Obligated Party and each Lender hereby acknowledges and agrees that Bank One and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Obligated Parties and their respective Affiliates.

     Section 9.14 Designated Senior Debt. The Obligations under this Agreement and the other Loan Documents, and all rights, remedies, powers, and privileges of the Agent and each of the Lenders hereunder and thereunder, constitute "Designated Senior Debt" for all purposes of the Convertible Subordinated Debentures.

                                   ARTICLE 10

                                    THE AGENT

     Section 10.1 Appointment; Nature of Relationship. Bank One, NA is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article
10. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (a) does not hereby assume any fiduciary duties to any of the Lenders, (b) is a "representative" of the Lenders within the meaning of the term "secured party" as defined in the UCC, and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

     Section 10.2 Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

     Section 10.3 General Immunity. No Agent-Related Party shall be liable to any Obligated Party or any Lender for any action taken or omitted to be taken by an Agent-Related Party hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Agent-Related Party.

CREDIT AGREEMENT  Page 101

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     Section 10.4 No Responsibility for Loans, Recitals, etc. No Agent-Related
Party shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty, or representation made in connection with any Loan Document or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender, (c) the satisfaction of any condition specified in Article 4, (d) the existence or possible existence of any Default or Unmatured Default, (e) the validity, enforceability, effectiveness, sufficiency, or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith, (f) the value, sufficiency, creation, perfection, or priority of any Lien in any Facility Collateral, or (g) the financial condition of the Obligated Parties or of any Affiliate of any Obligated Party. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Obligated Parties to the Agent at such time, but is voluntarily furnished by the Obligated Parties to the Agent (either in its capacity as the Agent or in its individual capacity).

     Section 10.5 Action on Instructions of the Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost, and expense that it may incur by reason of taking or continuing to take any such action.

     Section 10.6 Employment of Agents and Counsel. The Agent may execute any of its duties as the Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by the Agent or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.

     Section 10.7 Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper, or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

     Section 10.8 The Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to their respective Revolving Commitment (or, if the Revolving Commitments have been terminated, in proportion to their Revolving Commitment immediately prior to such termination) (a) for any amounts not reimbursed by the Borrowers for which the Agent is entitled to reimbursement by the Borrowers

CREDIT AGREEMENT  Page 102
under the Loan Documents, (b) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration, and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders, but excluding any such expenses arising as a result of the Agent's gross negligence or willful misconduct), and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders, but excluding any such expenses arising as a result of the Agent's gross negligence or willful misconduct), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (y) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent and (z) any indemnification required pursuant to Section 3.5(g) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

     Section 10.9 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender (excluding Bank One) or the Borrowers referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default" and the Agent shall have had a reasonable opportunity to confirm the existence of any such described Default or Unmatured Default. In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. Subject to Section 8.2(b), the Agent shall take such action with respect to such Default or Unmatured Default as may be requested by the Required Lenders; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Unmatured Default as it shall deem advisable.

     Section 10.10 Rights as a Lender. In its capacity as a Lender, the Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Revolving Commitment and its Loans as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity, or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Obligated Party or any of its Affiliates.

     Section 10.11 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Arranger, or any other Lender and based on the financial statements prepared by the Obligated Parties and such other documents and

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

information as such Lender has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arranger, or any other Lender and based on such documents and information as such Lender shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     Section 10.12 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, 45 days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within 30 days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Borrowers or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrowers shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article 10 shall continue in effect for the benefit of such resigning or removed Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate, or other analogous rate of the new Agent.

     Section 10.13 Agent Fees. The U.S. Borrowers agree to pay to the Agent, for its account, the fees specified in that certain letter agreement dated concurrently herewith, or as otherwise agreed from time to time.

     Section 10.14 Delegation to Affiliates. The Borrowers and the Lenders agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents, and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification,

CREDIT AGREEMENT  Page 104
waiver and other protective provisions to which the Agent is entitled under
Article 9 and Article 10.

     Section 10.15 Execution of Loan Documents.

          (a) The Lenders hereby empower and authorize the Agent, on behalf of the Agent and the Lenders, to execute and deliver to the Obligated Parties the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents. Each Lender agrees that any action taken by the Agent or the Required Lenders in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Required Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that all of the Obligations hereunder constitute one debt, secured pari passu by all of the Facility Collateral.

          (b) Without limiting the generality of clause (a) preceding, for the purposes of creating a solidarite active in accordance with Article 1541 of the Civil Code of Quebec, between each Lender, taken individually, on the one hand, and the Agent, on the other hand, each Obligated Party, each such Lender, and the Agent acknowledge and agree that such Lender and the Agent are hereby conferred the legal status of solidary creditors of each Obligated Party in respect of all Obligations, present and future, owed by each Obligated Party to each such Lender and the Agent (collectively, the "Solidary Claim"). Each Obligated Party which is not a signatory of this Agreement but is or may become a signatory to any other Loan Documents shall be deemed to have accepted the provisions contained in this clause
     (b) by its execution of such other Loan Documents. Accordingly, but subject (for the avoidance of doubt) to Article 1542 of the Civil Code of Quebec, the Obligated Parties are irrevocably bound towards the Agent and each Lender in respect of the entire Solidary Claim of the Agent and such Lender. As a result of the foregoing, the parties hereto acknowledge that the Agent and each Lender shall at all times have a valid and effective right of action for the entire Solidary Claim of the Agent and such Lender and the right to give full acquittances for it. Accordingly, without limiting the generality of the foregoing, the Agent, as solidary creditor with each Lender, shall at all times have a valid and effective right of action in respect of all Obligations, present and future, owed by each Obligated Party to the Agent and Lenders or any of them and the right to give a full acquittance for same. The parties further agree and acknowledge that the Liens created by the Security Agreements and any other Loan Document on the Facility Collateral shall be granted to the Agent, for its own benefit and for the benefit of the Lenders.

     Section 10.16 Facility Collateral Matters.

          (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release or subordinate (as applicable) any Liens granted to the Agent by the Obligated Parties on any Facility Collateral (i) upon the termination of the Aggregate Commitment and payment and satisfaction in full of all Obligations, (ii) constituting Property being sold or disposed of if the Obligated Party disposing of

CREDIT AGREEMENT  Page 105
     such Property certifies to the Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting Property in which no Obligated Party has at any time during the term of this Agreement owned any interest, (iv) constituting property leased to an Obligated Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, (v) owned by or leased to an Obligated Party which is subject to a purchase money security interest or which is the subject of a Capitalized Lease, or (vi) as required to effect any sale or other disposition of such Facility Collateral in connection with any exercise of remedies of the Agent and the Lenders pursuant to Section 8.1. Upon request by the Agent or the Obligated Parties at any time, the Lenders will confirm in writing the Agent's authority to release any Liens upon particular types or items of Facility Collateral pursuant to this Section 10.16. Except as provided in the preceding sentence, the Agent will not release any Liens on Facility Collateral without the prior written authorization of the Required Lenders; provided that the Agent may, in its discretion, during any calendar year without the prior authorization of the Required Lenders, release its Liens on Facility Collateral valued in the aggregate not in excess of $5,000,000. Upon request by the Agent or the Obligated Parties at any time, the Lenders will confirm in writing the Agent's authority to release its Liens upon particular types or items of Facility Collateral pursuant to this Section 10.16.

          (b) Upon receipt by the Agent of any authorization required pursuant to Section 10.16(a) from the Required Lenders of the Agent's authority to release any Liens upon particular types or items of Facility Collateral, and upon at least five Business Days prior written request by the Obligated Parties, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of its Liens upon such Facility Collateral; provided that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Obligated Parties in respect of) all interests retained by the Obligated Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

          (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Facility Collateral exists or is owned by the Obligated Parties or is cared for, protected, or insured or has been encumbered, or that the Liens granted to the Agent therein have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Facility Collateral, or any act, omission, or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Facility Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

CREDIT AGREEMENT  Page 106

     Section 10.17 Agency for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC, the PPSA, the Civil Code, or any other applicable law can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Facility Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Facility Collateral to the Agent or otherwise deal with such Facility Collateral in accordance with the Agent's instructions.

     Section 10.18 Reports. Each Lender hereby agrees as follows: (a) such Lender is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each Report prepared by or on behalf of the Agent; (b) such Lender expressly agrees and acknowledges that neither Bank One nor the Agent (i) makes any representation or warranty as to the accuracy of any Report or (ii) shall be liable for any information contained in any Report;
(c) such Lender expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent, Bank One, or any other party performing any audit or examination will inspect only specific information regarding the Obligated Parties and will rely significantly upon the Obligated Parties' books and records, as well as on representations of the Obligated Parties' personnel; (d) such Lender agrees to keep all Reports confidential and strictly for its internal use, and not to distribute any Report other than as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, such Lender agrees (i) to hold the Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Obligated Parties, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, any Obligations and (ii) to pay and protect, and indemnify, defend, and hold the Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by the Agent and any such other Person preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

     Section 10.19 Co-Agents. None of the Co-agents shall have any right, power, obligation, liability, responsibility, or duty under any Loan Document other than those applicable to all Lenders. Without limiting the foregoing, none of the Co-agents shall have or be deemed to have a fiduciary relationship with any other Lender. Each Lender hereby makes the same acknowledgments with respect to each of the Co-agents as it makes with respect to the Agent in Section 10.11.

     Section 10.20 Agent as U.K. Security Trustee.

          (a) In this Agreement, any rights and remedies exercisable by, any documents to be delivered to, or any other indemnities or obligations in favor of the Agent shall be, as the case may be, exercisable by, delivered to, or be indemnities or other obligations in favor of the Agent (or any other Person acting in such capacity) in its capacity as U.K. Security Trustee to the extent that the rights, remedies, deliveries, indemnities, or other

CREDIT AGREEMENT  Page 107
     obligations relate to the U.K. Security Documents or the security thereby created. Any obligations of the Agent in this Agreement shall be obligations of the Agent (or any other Person acting in such capacity) in its capacity as U.K. Security Trustee to the extent that the obligations relate to the U.K. Security Documents or the security thereby created. Additionally, in its capacity as U.K. Security Trustee, the Agent (or any other Person acting in such capacity) shall have (i) all the rights, remedies, and benefits in favor of the Agent contained in the provisions of this Article 10, (ii) all the powers of an absolute owner of the security constituted by the U.K. Security Documents, and (iii) all the rights, remedies, and powers granted to it and be subject to all the obligations and duties owed by it under the U.K. Security Documents.

          (b) Each Lender and the Agent hereby appoint the U.K. Security Trustee to act as its trustee under and in relation to the U.K. Security Documents to which the U.K. Security Trustee is a party pursuant to this Agreement and to hold the Trust Property as trustee for the Agent and the Lenders on the trust and other terms contained in the U.K. Security Documents to which the U.K. Security Trustee is a party and the Agent and each Lender hereby irrevocably authorize the U.K. Security Trustee to exercise such rights, remedies, powers, and discretions as are specifically delegated to the U.K. Security Trustee by the terms of the U.K. Security Documents to which the U.K. Security Trustee is party together with all such rights, remedies, powers, and discretions as are reasonably incidental thereto.

          (c) Any reference in this Agreement to Liens stated to be in favor of the Agent (either expressed in those words or as "Agent's Liens" or otherwise) shall be construed so as to include a reference to Liens granted in favor of the U.K. Security Trustee.

          (d) The Lenders agree that at any time that the U.K. Security Trustee shall be a Person other than the Agent, such other Person shall have the rights, remedies, benefits, and powers granted to the Agent in its capacity as U.K. Security Trustee in this Agreement.

                                   ARTICLE 11

                            SET-OFF; RATABLE PAYMENTS

     Section 11.1 Set-off. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Obligated Party becomes insolvent, however evidenced, or during the existence of any Default, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of any Obligated Party may be set-off and applied toward the payment of the respective Obligations of such Obligated Party owing to such Lender (subject to the provisions of Section 11.2), whether or not the Obligations, or any part thereof, shall then be due. Each Lender agrees promptly to notify the Obligated Parties and the Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER

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

SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY OBLIGATED PARTY HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUIRED LENDERS.

     Section 11.2 Ratable Payments. If any Lender, whether by set-off or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, Section 3.2, Section 3.4, or
Section 3.5) in a greater proportion than that received by any other Lender, the Lender receiving such payment agrees, promptly upon demand, to purchase in cash a portion of the Aggregate Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure; provided that all such purchases shall be purchases of the Revolving Loans and Reimbursement Obligations unless the Revolving Loans and Reimbursement Obligations have been paid in full and then such purchases shall be of the Term Loans B. If any Lender, whether in connection with set-off or amounts which might be subject to set-off or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to set-off, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure, subject to the limitation set forth in the proviso in the preceding sentence. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                   ARTICLE 12

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

Section 12.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Obligated Parties and the Lenders and their respective successors and assigns permitted hereby, except that (a) the Obligated Parties shall not have the right to assign their rights or obligations under the Loan Documents without the prior written consent of each Lender, (b) any assignment by any Lender must be made in compliance with Section 12.3, and (c) any transfer by a participation must be made in compliance with Section 12.2. Any attempted assignment or transfer by any party not made in compliance with this Section 12.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation made pursuant to Section 12.2. The parties to this Agreement acknowledge that clause
(b) preceding relates only to absolute assignments and this Section 12.1 does not prohibit assignments creating security interests, including, without limitation, (y) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (z) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Agent may in its discretion (but shall not be required

CREDIT AGREEMENT  Page 109

to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority, or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

     Section 12.2 Participations.

          (a) Permitted Participants; Effect. Any Lender may at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of such Lender, any Note held by such Lender, any Revolving Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

          (b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification, or waiver of any provision of the Loan Documents other than any amendment, modification, or waiver with respect to any Credit Extension or Revolving Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 8.2 or of any other Loan Document.

          (c) Benefit of Certain Provisions. The Obligated Parties agree that each Participant shall be deemed to have the right of set-off provided in
     Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of set-off provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of set-off provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of set-off, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender. The Borrowers further agree that each Participant shall be entitled to the benefits of Section 3.1, Section 3.2, Section 3.4, and Section 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 3.1, Section 3.2, or Section 3.5 than the Lender who sold the participating interest

CREDIT AGREEMENT  Page 110
     to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrowers and (ii) any Participant not incorporated under the laws of the U.S. or any state thereof agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender.

     Section 12.3 Assignments.

          (a) Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit F or in such other form as may be agreed to by the parties thereto (an "Assignment Agreement). Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Borrowers and the Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 each for the Revolving Commitment and the Term Loans B or (ii) the remaining amount of the assigning Lender's Revolving Commitment (calculated as at the date of such assignment) and Term Loans B or outstanding Loans (if the Revolving Commitment has been terminated).

          (b) Consents. The consent of the Borrowers and the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender, an Affiliate thereof, or an Approved Fund; provided that during the existence of a Default or an Unmatured Default, the consent of the Borrowers shall not be required. Any consent required pursuant to this Section 12.3(b) shall not be unreasonably withheld or delayed.

          (c) Effect; Effective Date. Upon (i) delivery to the Agent of an Assignment Agreement, together with any consents required by Section 12.3(b) and (ii) payment of a $3,500 fee to the Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Assignment Agreement. Such Assignment Agreement shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Revolving Commitment and Outstanding Credit Exposure under such Assignment Agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if such Purchaser were an original party hereto, and no further consent or action by the Borrowers, the Lenders, the Agent, the LC Issuer, or the Acceptance Lender shall be required to release the transferor Lender with respect to the percentage of the Aggregate Revolving Commitment and Outstanding Credit Exposure assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3, the transferor Lender, the Agent, and the Borrowers shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such

CREDIT AGREEMENT  Page 111
     transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Revolving Commitments and Term Loans B, as adjusted pursuant to such assignment.

          (d) Register. The Agent, acting solely for this purpose as a contractual agent of the Borrowers, shall maintain at its offices in Chicago, Illinois a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Obligated Parties, the Agent, the LC Issuer, the Acceptance Lender, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Obligated Parties, the LC Issuer, the Acceptance Lender, and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     Section 12.4 Dissemination of Information. The Obligated Parties authorize each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the credit-worthiness of the Obligated Parties, including, without limitation, any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by
Section 9.11.

     Section 12.5 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is not incorporated under the laws of the U.S. or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(d).

                                   ARTICLE 13

                                     NOTICES

     Section 13.1 Notices. Except as otherwise permitted by Section 2.7 with respect to borrowing notices, all notices, requests, and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission, or similar writing) and shall be given to such party:
(a) in the case of each Obligated Party, at the address or facsimile number of the Parent set forth on its signature page hereto, (b) in the case of the Agent and the U.K. Security Trustee, at its address or facsimile number set forth on its signature page hereto, (c) in the case of any Lender, at its address or facsimile number set forth below its signature hereto or in any Assignment Agreement delivered in connection with a Purchaser becoming a Lender hereunder, or (d) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Obligated Parties in accordance with the provisions of this Section 13.1. Each such notice, request, or other communication shall be effective (x) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (y) if given by mail, 72 hours after such communication is deposited in the U.S. mail with first class postage

CREDIT AGREEMENT  Page 112
prepaid, addressed as aforesaid, or (z) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Agent under Article 2 shall not be effective until received.

     Section 13.2 Change of Address. Any Obligated Party, the Agent, and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                   ARTICLE 14

                                  COUNTERPARTS

     Section 14.1 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart and a telecopy of any such executed signature page shall be valid as an original. This Agreement shall be effective when it has been executed by the Obligated Parties, the Agent and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

                                   ARTICLE 15

          CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

     Section 15.1 Choice of Law. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF CALIFORNIA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     Section 15.2 Consent to Jurisdiction. EACH OBLIGATED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH OBLIGATED PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE LC ISSUER, THE ACCEPTANCE LENDER, OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY OBLIGATED PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY OBLIGATED PARTY AGAINST THE AGENT, THE LC ISSUER, THE ACCEPTANCE LENDER, OR ANY LENDER OR ANY AFFILIATE OF THE AGENT, THE LC ISSUER, THE ACCEPTANCE LENDER, OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR

CREDIT AGREEMENT  Page 113

CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

     Section 15.3 Waiver of Jury Trial. EACH OBLIGATED PARTY, THE AGENT, THE LC ISSUER, THE ACCEPTANCE LENDER, AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                                   ARTICLE 16

                      RELATIONSHIP OF THE OBLIGATED PARTIES

     Section 16.1 Joint and Several Liability.

          (a) All Loans to the U.K. Borrowers, upon funding, shall be deemed to be jointly funded to and received by the U.K. Borrowers. Each U.K. Borrower jointly and severally agrees to pay, and shall be jointly and severally liable under this Agreement for, all U.K. Obligations, regardless of the manner or amount in which proceeds of any Loans are used, allocated, shared, or disbursed by or among the U.K. Borrowers themselves, or the manner in which the Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. Each U.K. Borrower shall be liable for all amounts due to the Agent or any Lender under this Agreement which constitute U.K. Obligations, regardless of which U.K. Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans and extensions of credit received or the manner in which the Agent or such Lender accounts for such Loans or other extensions of credit on its books and records. Each U.K. Borrower's obligations with respect to Loans and other extensions of credit made to it, and such U.K. Borrower's obligations arising as a result of the joint and several liability of such U.K. Borrower hereunder, with respect to Loans made to the other U.K. Borrowers hereunder, shall be separate and distinct obligations, but all such U.K. Obligations shall be primary obligations of such U.K. Borrower. The U.K. Borrowers acknowledge and expressly agree with the Agent and each Lender that the joint and several liability of each U.K. Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other U.K. Borrowers and is not required or given as a condition of extensions of credit to such U.K. Borrower. Each U.K. Borrower's obligations under this Agreement and as an obligor under a U.K. Guaranty Agreement shall be separate and distinct obligations. Each U.K. Borrower's obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance, or subordination of the U.K. Obligations of any other U.K. Borrower or of any promissory note or other document evidencing all or any part of the U.K. Obligations of any other U.K. Borrower, (ii) the absence of any attempt to collect the U.K. Obligations from any other U.K. Borrower, any U.K. Guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, or granting of any indulgence by

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

     the Agent or any Lender with respect to any provision of any instrument evidencing the U.K. Obligations of any other U.K. Borrower or U.K. Guarantor, or any part thereof, or any other agreement now or hereafter executed by any other U.K. Borrower or U.K. Guarantor and delivered to the Agent or any Lender, (iv) the failure by the Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the U.K. Obligations of any other U.K. Borrower or U.K. Guarantor, (v) the disallowance of all or any portion of the Agent's or any Lender's claim(s) for the repayment of the U.K. Obligations of any other U.K. Borrower under any provision of applicable law, or (vi) any other circumstances which might constitute a legal or equitable discharge or defense of a U.K. Guarantor or of any other U.K. Borrower. With respect to any U.K. Borrower's Obligations arising as a result of the joint and several liability of the U.K. Borrowers hereunder with respect to Loans or other extensions of credit made to any of the other U.K. Borrowers hereunder, such U.K. Borrower waives, until the U.K. Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent or any Lender now has or may hereafter have against any other U.K. Borrower, any endorser or any U.K. Guarantor of all or any part of the U.K. Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent or any Lender to secure payment of the U.K. Obligations or any other liability of any U.K. Borrower to the Agent or any Lender. Upon the occurrence of any Default, the Agent may proceed directly and at once, without notice, against any U.K. Borrower to collect and recover the full amount, or any portion of the U.K. Obligations, without first proceeding against any other U.K. Borrower or any other Person, or against any security or collateral for the U.K. Obligations. Each U.K. Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of any U.K. Borrower or against or in payment of any or all of the U.K. Obligations.

          (b) All Loans to the U.S. Borrowers, upon funding, shall be deemed to be jointly funded to and received by the U.S. Borrowers. Each U.S. Borrower jointly and severally agrees to pay, and shall be jointly and severally liable under this Agreement for, all U.S. Obligations, regardless of the manner or amount in which proceeds of any Loans are used, allocated, shared, or disbursed by or among the U.S. Borrowers themselves, or the manner in which the Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. Each U.S. Borrower shall be liable for all amounts due to the Agent or any Lender under this Agreement which constitute U.S. Obligations, regardless of which U.S. Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans and extensions of credit received or the manner in which the Agent or such Lender accounts for such Loans or other extensions of credit on its books and records. Each U.S. Borrower's obligations with respect to Loans and other extensions of credit made to it, and such U.S. Borrower's obligations arising as a result of the joint and several liability of such U.S. Borrower hereunder, with respect to Loans made to the other U.S. Borrowers hereunder, shall be separate and distinct obligations, but all such U.S. Obligations shall be primary obligations of such U.S. Borrower. The U.S. Borrowers acknowledge and expressly agree with the Agent and each Lender that the joint and several liability of each U.S. Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan

CREDIT AGREEMENT  Page 115

     Documents to any or all of the other U.S. Borrowers and is not required or given as a condition of extensions of credit to such U.S. Borrower. Each U.S. Borrower's obligations under this Agreement and as an obligor under a U.S. Guaranty Agreement shall be separate and distinct obligations. Each U.S. Borrower's obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of
     (i) the validity or enforceability, avoidance, or subordination of the U.S. Obligations of any other U.S. Borrower or of any promissory note or other document evidencing all or any part of the U.S. Obligations of any other U.S. Borrower, (ii) the absence of any attempt to collect the U.S. Obligations from any other U.S. Borrower, any U.S. Guarantor, or any other security therefor, or the absence of any other action to enforce the same,
     (iii) the waiver, consent, extension, forbearance, or granting of any indulgence by the Agent or any Lender with respect to any provision of any instrument evidencing the U.S. Obligations of any other U.S. Borrower or U.S. Guarantor, or any part thereof, or any other agreement now or hereafter executed by any other U.S. Borrower or U.S. Guarantor and delivered to the Agent or any Lender, (iv) the failure by the Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the U.S. Obligations of any other U.S. Borrower or U.S. Guarantor, (v) the Agent's or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other U.S. Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Agent's or any Lender's claim(s) for the repayment of the U.S. Obligations of any other U.S. Borrower under
     Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a U.S. Guarantor or of any other U.S. Borrower. With respect to any U.S. Borrower's Obligations arising as a result of the joint and several liability of the U.S. Borrowers hereunder with respect to Loans or other extensions of credit made to any of the other U.S. Borrowers hereunder, such U.S. Borrower waives, until the U.S. Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent or any Lender now has or may hereafter have against any other U.S. Borrower, any endorser or any U.S. Guarantor of all or any part of the U.S. Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent or any Lender to secure payment of the U.S. Obligations or any other liability of any U.S. Borrower to the Agent or any Lender. Upon the occurrence of any Default, the Agent may proceed directly and at once, without notice, against any U.S. Borrower to collect and recover the full amount, or any portion of the U.S. Obligations, without first proceeding against any other U.S. Borrower or any other Person, or against any security or collateral for the U.S. Obligations. Each U.S. Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of any U.S. Borrower or against or in payment of any or all of the U.S. Obligations.

          (c) Notwithstanding any other provision of this Agreement:

               (i) the Canadian Obligated Parties shall not be required to make any payment with respect to, or provide any Facility Collateral as security for, the U.K. Obligations or the U.S. Obligations; and

CREDIT AGREEMENT  Page 116

               (ii) the U.K. Obligated Parties shall not be required to make any payment with respect to, or provide any Facility Collateral as security for, the Canadian Obligations or the U.S. Obligations.

     Section 16.2 Contribution and Indemnification Among the U.S. Borrowers. Each U.S. Borrower is obligated to repay the U.S. Obligations as joint and several obligors under this Agreement. To the extent that any U.S. Borrower shall, under this Agreement as a joint and several obligor, repay (directly or by application of proceeds of Facility Collateral provided by such U.S. Borrower) any of the U.S. Obligations constituting Loans made to another U.S. Borrower hereunder or other U.S. Obligations incurred directly and primarily by any other U.S. Borrower (an "Accommodation Payment"), then the U.S. Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other U.S. Borrowers in an amount, for each of such other U.S. Borrowers, equal to its pro rata share of such Accommodation Payment. For the purposes of this Section 16.2, each nonpaying U.S. Borrower's "pro rata share" with respect to any Accommodation Payment shall be determined as of the date on which such Accommodation Payment was made by reference to the ratio of (a) such nonpaying U.S. Borrower's Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such nonpaying U.S. Borrower's Maximum Liability has not been determined, the aggregate amount of all monies received (and not repaid or returned) by such nonpaying U.S. Borrower from any Lenders or any other U.S. Borrower after the date hereof (whether by loan, capital infusion, or by other means) to (b) the aggregate Maximum Liability of all U.S. Borrowers (including such paying U.S. Borrower) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any U.S. Borrower, the aggregate amount of all monies received (and not repaid or returned) by such U.S. Borrowers from any Lenders or any other U.S. Borrower after the date hereof (whether by loan, capital infusion, or by other means). Nothing in this Section 16.2 shall affect any U.S. Borrower's joint and several liability for the entire amount of the U.S. Obligations (up to such U. S. Borrower's Maximum Liability). As used herein, a U.S. Borrowers' "Maximum Liability" is the highest amount payable as provided in this Section
16.2 that is valid and enforceable as is or would be determined in any action or proceeding involving any state corporate law, or any state, federal, or foreign bankruptcy, insolvency, reorganization, or other law effecting the rights of creditors generally, up to but not equaling any amount that would otherwise be held or determined to be avoidable, invalid, or unenforceable on the account of the amount of such U.S. Borrowers' liability under this Section 16.2. The provisions of this Section 16.2 are for the benefit of the Agent, the Lenders, and the U.S. Borrowers and may be enforced by any one, or more, or all of them in accordance with the terms hereof. All rights and claims of contribution, indemnification, and reimbursement under this Section shall be subordinate in right of payment to the prior payment in full of the U.S. Obligations. The provisions of this Section shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

     Section 16.3 Agency of the Parent for Each Other Obligated Party. Each of the other Obligated Parties irrevocably appoints the Parent as its agent for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein (including, without limitation, execution and delivery to the Agent of Borrowing Base Certificates and Borrowing Notices) and

CREDIT AGREEMENT  Page 117
all modifications hereto. Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Obligated Parties or acting singly, shall be valid and effective if given or taken only by the Parent, whether or not any of the other Obligated Parties joins therein, and the Agent and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Parent under this Section 16.3, provided that nothing in this Section 16.3 shall limit the effectiveness of, or the right of the Agent and the Lenders to rely upon, any notice (including, without limitation, any Borrowing Notice), document, instrument, certificate, acknowledgment, consent, direction, certification, or other action delivered by any Obligated Party pursuant to this Agreement.

     Section 16.4 Additional Borrowers and Guarantors. Addition of any Person as a Borrower or a Guarantor to this Agreement is subject to approval of the Agent and the Required Lenders, and may be conditioned upon such requirements as they may determine in their discretion, including, without limitation, (a) the furnishing of such financial and other information as the Agent or any such Lender may request, (b) approval by all appropriate approval authorities of the Agent and each such Lender, and (c) execution and delivery by the Obligated Parties, such Person, the Agent, and the Required Lenders of such agreements and other documentation (including, without limitation, an amendment to this Agreement or any other Loan Document), and the furnishing by such Person or any of the Obligated Parties of such certificates, opinions, and other documentation, as the Agent and any such Lender may request. Neither the Agent nor any Lender shall have any obligation to approve any such Person for addition as a party to this Agreement.

     Section 16.5 Express Waivers By the Obligated Parties In Respect of Cross Guaranties and Cross Collateralization. Each Obligated Party agrees as follows:

          (a) Each Obligated Party hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of the making of any Loan or Advance, the issuance of any Facility LC, or any other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Obligated Party's right to make inquiry of the Agent to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Obligated Party or of any other fact that might increase such Obligated Party's risk with respect to such other Obligated Party under the Loan Documents; (v) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; and
     (vii) all other notices (except if such notice is specifically required to be given to such Obligated Party hereunder or under any of the other Loan Documents to which such Obligated Party is a party) and demands to which such Obligated Party might otherwise be entitled.

          (b) Each Obligated Party hereby waives the right by statute or otherwise to require the Agent or any Lender to institute suit against any other Obligated Party or to exhaust any rights and remedies which the Agent or any Lender has or may have against any other Obligated Party. Each Obligated Party further waives any defense arising by reason of any disability or other defense of any other Obligated Party (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly

CREDIT AGREEMENT  Page 118

     paid) or by reason of the cessation from any cause whatsoever of the liability of any such Obligated Party in respect thereof.

          (c) Each Obligated Party hereby waives and agrees not to assert against the Agent, any Lender, the LC Issuer, or the Acceptance Lender: (i) any defense (legal or equitable), setoff, counterclaim, or claim which such Obligated Party may now or at any time hereafter have against any other Obligated Party or any other party liable under the Loan Documents; (ii) any defense, setoff, counterclaim, or claim of any kind or nature available to any other Obligated Party against the Agent, any Lender, the LC Issuer, or the Acceptance Lender, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by the Agent, any Lender, the LC Issuer, or the Acceptance Lender under any applicable law; (iv) the benefit of any statute of limitations affecting any other Obligated Party's liability hereunder.

          (d) Each Obligated Party consents and agrees that, without notice to or by such Obligated Party and without affecting or impairing the obligations of such Obligated Party hereunder, the Agent may (subject to any requirement for consent of any of the Lenders to the extent required by this Agreement), by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents; (ii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to any other Obligated Party in respect thereof;
     (iii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or (iv) release or substitute any Person liable for payment of the Obligations, or enforce, exchange, release, or waive any security for the Obligations or any guaranty of the Obligations.

          (e) Each of the terms and provisions of Section 6.1 of each of the Parent Guaranty Agreement and the U.S. Subsidiary Guaranty Agreement are expressly incorporated herein by this reference, mutatis mutandis, and are hereby made applicable to each Obligated Party under this Agreement with the same force and effect as if fully set forth herein.

Each Obligated Party represents and warrants to the Agent and the Lenders that such Obligated Party is currently informed of the financial condition of all other Obligated Parties and all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Obligated Party further represents and warrants that such Obligated Party has read and understands the terms and conditions of the Loan Documents. Each Obligated Party agrees that neither the Agent, any Lender, the LC Issuer, nor the Acceptance Lender has any responsibility to inform any Obligated Party of the financial condition of any other Obligated Party or of any other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

CREDIT AGREEMENT  Page 119

         IN WITNESS WHEREOF, the Obligated Parties, the Lenders, the LC Issuer, the Acceptance Lender, and the Agent have executed this Agreement as of the date first above written.

                               OBLIGATED PARTIES:


                               K2 INC.

                               By:___________________________
                                  John J. Rangel
                                  Senior Vice President-Finance


                                Address for Notices to the Obligated Parties:
                                2051 Palomar Airport Road
                                Carlsbad, California 92009
                                Attn: John Rangel
                                Telecopy: (760) 494-1099

                                HILTON CORPORATE CASUALS, LLC
                                By: K2 Inc., its sole Member and Manager

                                       By:___________________________
                                          John J. Rangel
                                          Senior Vice President-Finance

                               SHAKESPEARE COMPANY, LLC
                               By:  K2 Inc., its sole Member and Manager

                                       By:___________________________
                                          John J. Rangel
                                          Senior Vice President-Finance


CREDIT AGREEMENT  Page 120

                                 SHAKESPEARE CONDUCTIVE FIBERS, LLC
                                    By:  K2 Inc., its sole Member and Manager

                                        By:
                                           ---------------------------------
                                           John J. Rangel
                                           Senior Vice President-Finance

                                 K2 CORPORATION

                                 By:
                                        ------------------------------------
                                        John J. Rangel
                                        Senior Vice President


                                 K2 INTERNATIONAL, INC.

                                 By:
                                        ------------------------------------
                                        John J. Rangel
                                        Senior Vice President


                                 K2 BIKE INC.

                                 By:
                                        ------------------------------------
                                        John J. Rangel
                                        Senior Vice President


                                 KATIN, INC.

                                 By:
                                        ------------------------------------
                                        John J. Rangel
                                        Senior Vice President


CREDIT AGREEMENT  Page 121

                                 MORROW SNOWBOARDS INC.


                                 By:
                                        ---------------------------------
                                        John J. Rangel
                                        Senior Vice President


                                 PLANET EARTH SKATEBOARDS, INC.


                                 By:
                                        ---------------------------------
                                        John J. Rangel
                                        Senior Vice President


                                 RIDE, INC.


                                 By:
                                        ---------------------------------
                                        John J. Rangel
                                        Senior Vice President


                                 SHAKESPEARE INDUSTRIES, INC.


                                 By:
                                        ---------------------------------
                                        John J. Rangel
                                        Senior Vice President


                                 SITCA CORPORATION


                                 By:
                                        ---------------------------------
                                        John J. Rangel
                                        Senior Vice President


CREDIT AGREEMENT  Page 122

                                 SMCA, INC.

                                 By:
                                        ---------------------------------
                                        John J. Rangel
                                        Senior Vice President


                                 STEARNS INC.

                                 By:
                                        ---------------------------------
                                        John J. Rangel
                                        Senior Vice President


                                 K2 CORPORATION OF CANADA

                                 By:
                                        ---------------------------------
                                 Name:
                                        ---------------------------------
                                 Title:
                                        ---------------------------------

                                 SHAKESPEARE COMPANY (UK)
                                 LIMITED

                                 By:
                                        ---------------------------------
                                 Name:
                                        ---------------------------------
                                        Director

                                 By:
                                        ---------------------------------
                                 Name:
                                        ---------------------------------
                                        Director/Secretary

CREDIT AGREEMENT  Page 123

                                 SHAKESPEARE MONOFILAMENT UK
                                 LIMITED

                                 By:
                                        ----------------------------------
                                 Name:
                                        ----------------------------------
                                        Director

                                 By:
                                        ----------------------------------
                                 Name:
                                        ----------------------------------
                                        Director/Secretary


                                 SHAKESPEARE  INTERNATIONAL
                                 LIMITED

                                 By:
                                        ----------------------------------
                                 Name:
                                        ----------------------------------
                                        Director

                                 By:
                                        ----------------------------------
                                 Name:
                                        ----------------------------------
                                        Director/Secretary

CREDIT AGREEMENT  Page 124

                                 AGENT:

                                 BANK ONE, NA,


                                 By:
                                        -----------------------------------
                                 Name:
                                        -----------------------------------
                                 Title:
                                        -----------------------------------

                                 Address for Notices:
                                 Credit Related Notices:
                                 120 South LaSalle Street, 8th Floor
                                 Chicago, Illinois 60603
                                 Attn:    Jim Gurgone
                                 Telecopy:      (312) 661-5292

                                 Syndication Contact/Settlements/Etc.:
                                 120 South LaSalle Street
                                 Chicago, Illinois  60603
                                 Attn:    Tina Lowe
                                 Telecopy:      (312) 661-1862

CREDIT AGREEMENT  Page 125

                                                LENDERS:

                                                BANK ONE, NA
Commitments:

         Revolving Commitment
             $30,000,000                By:_________________________________
         Term Loans B                   Name:_______________________________
              $5,000,000                Title:______________________________


                                        Address for Notices:

                                        120 South LaSalle Street, 8th Floor
                                        Chicago, Illinois 60603
                                        Attn:    Jim Gurgone
                                        Telecopy:      (312) 661-5292

                                        Addresses for Lending Installations:

                                        Eurodollar Loan Lending Installation:
                                        120 South LaSalle Street, 8th Floor
                                        Chicago, Illinois 60603
                                        Attn:    Jim Gurgone
                                        Telecopy:      (312) 661-5292

                                        Floating Rate Loan Lending Installation:
                                        120 South LaSalle Street, 8th Floor
                                        Chicago, Illinois 60603
                                        Attn:    Jim Gurgone
                                        Telecopy:      (312) 661-5292

CREDIT AGREEMENT  Page 126

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION,

                                   as a Lender and as Syndication Agent
Commitments:

         Revolving Commitment
             $30,000,000           By:________________________________
            Term Loans B               Lawrence E. Ridgway
             $5,000,000                Duly Authorized Signatory

                                   Address for Notices:
                                   GE Corporate Financial Services
                                   6130 Stoneridge Mall Road, Suite 300
                                   Pleasanton, California 94588
                                   Attn:  Lawrence E. Ridgway
                                   Telecopy:  (925) 730-6496


                                   Addresses for Lending Installations:

                                   Eurodollar Loan Lending Installation:
                                   500 W. Monroe St., Suite 1300
                                   Chicago, Illinois 60661
                                   Attn:  Nancy Raupp
                                   Telecopy:  (312) 441-7652

                                   Floating Rate Loan Lending Installation:
                                   500 W. Monroe St., Suite 1300
                                   Chicago, Illinois 60661
                                   Attn:  Nancy Raupp
                                   Telecopy:  (312) 441-7652

CREDIT AGREEMENT  Page 127

                                        JP MORGAN CHASE BANK,
                                        as a Lender and as Documentation Agent
Commitments:

         Revolving Commitment
             $25,000,000                By:_____________________________
            Term Loans B                Name:___________________________
             $5,000,000                 Title:__________________________

                                        Address for Notices:
                                        J.P. Morgan Chase Bank
                                        2200 Ross Avenue, 4th Floor
                                        Dallas, Texas 75201
                                        Attn: K2 Account Officer
                                        Telecopy:  (214) 965-4731


                                        Addresses for Lending Installations:

                                        Eurodollar Loan Lending Installation:
                                        2200 Ross Avenue, 4th Floor
                                        Dallas, Texas 75201
                                        Attn: K2 Account Officer
                                        Telecopy:  (214) 965-4731

                                        Floating Rate Loan Lending Installation:
                                        2200 Ross Avenue, 4th Floor
                                        Dallas, Texas 75201
                                        Attn: K2 Account Officer
                                        Telecopy:  (214) 965-4731

CREDIT AGREEMENT  Page 128

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as a Lender and as a Co-Agent
Commitments:

         Revolving Commitment
             $20,000,000       By:__________________________________
            Term Loans B       Name:________________________________
            $5,000,000         Title:_______________________________


                                    Address for Notices:

                                    LaSalle Bank National Association
                                    211 North Broadway, Suite 4050
                                    St. Louis, Missouri  63102
                                    Attn: Andrew Dawson
                                    Telecopy: (314) 621-1612


                                    Addresses for Lending Installations:

                                    Eurodollar Loan Lending Installation:
                                    211 North Broadway, Suite 4050
                                    St. Louis, Missouri  63102
                                    Attn: Caroline McDonald
                                    Telecopy: (314) 621-1612

                                    Floating Rate Loan Lending Installation:
                                    211 North Broadway, Suite 4050
                                    St. Louis, Missouri  63102
                                    Attn: Caroline McDonald
                                    Telecopy: (314) 621-1612

CREDIT AGREEMENT  Page 129

                                    FLEET CAPITAL CORPORATION,
                                    as a Lender and as a Co-Agent
Commitments:

         Revolving Commitment
             $25,000,000            By:____________________________
            Term Loans B            Name:__________________________
                N/A                 Title:_________________________


                                    Address for Notices:
                                    Fleet Capital Corporation
                                    15260 Ventura Blvd., Suite 400
                                    Sherman Oaks, California  91403
                                    Attn:  Kevin Shorts
                                    Telecopy:  (818) 382-4291


                                    Addresses for Lending Installations:

                                    Eurodollar Loan Lending Installation:
                                    Fleet Capital Corporation
                                    15260 Ventura Blvd., Suite 400
                                    Sherman Oaks, California  91403
                                    Attn:  Rachel Saidi
                                    Telecopy:  (818) 382-4292

                                    Floating Rate Loan Lending Installation:
                                    Fleet Capital Corporation
                                    15260 Ventura Blvd., Suite 400
                                    Sherman Oaks, California  91403
                                    Attn:  Rachel Saidi
                                    Telecopy:  (818) 382-4292

CREDIT AGREEMENT  Page 130

                                      THE CIT GROUP/BUSINESS CREDIT, INC.
Commitments:

         Revolving Commitment
             $15,000,000              By:_______________________________
           Term Loans B               Name:_____________________________
               N/A                    Title:____________________________


                                      Address for Notices:
                                       The CIT Group/Business Credit, Inc.
                                      5420 LBJ Freeway, Suite 200
                                      Dallas, Texas 75240
                                      Attn: Regional Credit Manager
                                      Telecopy: (972) 455-1619


                                      Addresses for Lending Installations:

                                      Eurodollar Loan Lending Installation:
                                      5420 LBJ Freeway, Suite 200
                                      Dallas, Texas 75240
                                      Attn: Regional Credit Manager
                                      Telecopy: (972) 455-1619

                                      Floating Rate Loan Lending Installation:
                                      5420 LBJ Freeway, Suite 200
                                      Dallas, Texas 75240
                                      Attn: Regional Credit Manager
                                      Telecopy: (972) 455-1619

CREDIT AGREEMENT  Page 131

                                      PNC BANK, NATIONAL ASSOCIATION
Commitments:

         Revolving Commitment
              $15,000,000             By:______________________________
            Term Loans B              Name:____________________________
                N/A                   Title:___________________________


                                      Address for Notices:
                                      PNC Bank National Association
                                      2 North Lake Avenue, Suite 440
                                      Pasadena, California 91101
                                      Attn: Gregory J. Hall
                                      Telecopy: (626) 432-4589


                                      Addresses for Lending Installations:

                                      Eurodollar Loan Lending Installation:
                                      2 Tower Center Blvd.
                                      East Brunswick, New Jersey 08816
                                      Attn: Gurdatt Jagnanan
                                      Telecopy: (732) 220-4395

                                      Floating Rate Loan Lending Installation:
                                      2 Tower Center Blvd.
                                      East Brunswick, New Jersey 08816
                                      Attn: Gurdatt Jagnanan
                                      Telecopy: (732) 220-4395

CREDIT AGREEMENT  Page 132

                                      SUNTRUST BANK
Commitments:

         Revolving Commitment
             $15,000,000              By:_______________________________
           Term Loans B               Name:_____________________________
                N/A                   Title:____________________________


                                      Address for Notices:
                                      SunTrust Bank
                                      303 Peachtree Street, NE
                                      3rd Floor, MC 1908
                                      Atlanta, Georgia 30308
                                      Attn: Patrick M. Stevens
                                      Telecopy: (404) 575-2693


                                      Addresses for Lending Installations:

                                      Eurodollar Loan Lending Installation:
                                      303 Peachtree Street, NE
                                      3rd Floor, MC 1908
                                      Atlanta, Georgia 30308
                                      Attn: Phyllis Wiggins
                                      Telecopy: (404) 230-5307

                                      Floating Rate Loan Lending Installation:
                                      303 Peachtree Street, NE
                                      3rd Floor, MC 1908
                                      Atlanta, Georgia 30308
                                      Attn: Phyllis Wiggins
                                      Telecopy: (404) 230-5307

CREDIT AGREEMENT  Page 133

                                    FOOTHILL CAPITAL CORPORATION
Commitments:

         Revolving Commitment
             $15,000,000            By:_______________________________
           Term Loans B             Name:_____________________________
               N/A                  Title:____________________________


                                    Address for Notices:
                                    Foothill Capital Corporation
                                    2450 Colorado Avenue, Suite 3000 West
                                    Santa Monica, California 90404
                                    Attn:  Michael Baranowski
                                    Telecopy:  (310) 453-7446

                                    Addresses for Lending Installations:

                                    Eurodollar Loan Lending Installation:
                                    2450 Colorado Avenue, Suite 3000 West
                                    Santa Monica, California 90404
                                    Attn:  Lalaine Pechayco
                                    Telecopy:  (310) 453-7422

                                    Floating Rate Loan Lending Installation:
                                    2450 Colorado Avenue, Suite 3000 West
                                    Santa Monica, California 90404
                                    Attn:  Lalaine Pechayco
                                    Telecopy:  (310) 453-7422

CREDIT AGREEMENT  Page 134

                                       UNION BANK OF CALIFORNIA, N.A.
Commitments:

         Revolving Commitment
             $10,000,000
           Term Loans B                By:___________________________________
                N/A                    Name:_________________________________
                                       Title:________________________________

                                       Address for Notices:
                                       Union Bank of California, N.A.
                                       200 Pringle Ave., #260
                                       Walnut Creek, California 94583
                                       Attn:  Greg F. Ennis
                                       Telecopy: (925) 943-7442


                                       Addresses for Lending Installations:

                                      Eurodollar Loan Lending Installation:
                                       601 Potrero Grande Dr.
                                       Monterey Park, California  91754
                                       Attn:  Angela Tiao
                                       Telecopy: (323) 720-2252

                                       Floating Rate Loan Lending Installation:
                                       601 Potrero Grande Dr.
                                       Monterey Park, California 91754
                                       Attn:  Angela Tiao
                                       Telecopy: (323) 720-2252

CREDIT AGREEMENT  Page 135

                                       MERRILL LYNCH BUSINESS FINANCIAL
                                       SERVICES INC.
Commitments:

      Revolving Commitment
         $5,000,000                    By:_______________________________
       Term Loans B                    Name:_____________________________
          N/A                          Title:____________________________

                                       Address for Notices:

                                       Merrill Lynch Business
                                       Financial Services Inc.
                                       222 North LaSalle Street, 17th Floor
                                       Chicago, Illinois 60601
                                       Attn: Randall Meck
                                       Telecopy: (312) 269-1348

                                       Addresses for Lending Installations:
                                       Eurodollar Loan Lending Installation:
                                       222 North LaSalle Street, 17th Floor
                                       Chicago, Illinois 60601
                                       Attn: Nicole Friday-Ross
                                       Telecopy: (312) 499-3088

                                       Floating Rate Loan Lending Installation:
                                       222 North LaSalle Street, 17th Floor
                                       Chicago, Illinois 60601
                                       Attn: Nicole Friday-Ross
                                       Telecopy: (312) 499-3088

CREDIT AGREEMENT  Page 136

                                  SCHEDULE 1.1A

                                Pricing Schedule

        "Applicable Margin," "Applicable Unused Commitment Fee Rate," "Applicable LC Rate," and "Applicable Acceptance Rate," respectively in each case means:

          (a) on the Closing Date and continuing on each day thereafter through and including the day preceding the Performance Pricing Commencement Date, the applicable percentage determined under the table in clause (b) following corresponding to Level III Status; and

          (b) on and after the Performance Pricing Commencement Date, the applicable percentage specified under the table in this clause (b) corresponding to the applicable Status as set forth therein:

================== ============ ============ ============ =========== ==========
                   LEVEL I      LEVEL II     LEVEL III    LEVEL IV    LEVEL V
                   STATUS       STATUS       STATUS       STATUS      STATUS
APPLICABLE MARGIN
                   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE  PERCENTAGE
------------------ ------------ ------------ ------------ ----------- ----------

 Floating Rate     1.00%        0.75%        0.50%        0.25%       0.00%
 Revolving Loans
------------------ ------------ ------------ ------------ ----------- ----------
 Eurodollar Rate   3.00%        2.75%        2.50%        2.25%       2.00%
 Revolving Loans
------------------ ------------ ------------ ------------ ----------- ----------
 Floating Rate     2.50%        2.25%        2.00%        1.75%       1.50%
 Term Loan B
------------------ ------------ ------------ ------------ ----------- ----------
 Eurodollar Rate   4.50%        4.25%        4.00%        3.75%       3.50%
 Term Loan B
================== ============ ============ ============ =========== ==========

================== ============ ============ ============ =========== ==========
UNUSED COMMITMENT  LEVEL I      LEVEL II     LEVEL III    LEVEL IV    LEVEL V
FEE FACILITY LCS   STATUS       STATUS       STATUS       STATUS      STATUS
ACCEPTANCES
(AS APPLICABLE)    PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE  PERCENTAGE
================= ==============================================================
 Applicable Unused 0.500%       0.375%       0.375%       0.375%      0.250%
 Commitment Fee
 Rate
------------------ ------------ ------------ ------------ ----------- ----------
 Applicable LC     3.00%        2.75%        2.50%        2.25%       2.00%
 Rate (standby)
------------------ ------------ ------------ ------------ ----------- ----------
 Applicable LC     1.75%        1.50%        1.25%        1.00%       0.75%
 Rate (commercial)
------------------ ------------ ------------ ------------ ----------- ----------
 Applicable        3.00%        2.75%        2.50%        2.25%       2.00%
 Acceptance Rate
================== ============ ============ ============ =========== ==========

For the purposes of this Schedule (in addition to the definitions prescribed by the Agreement), the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Applicable LC Rate (standby)" means the Applicable LC Rate with respect to a standby Facility LC.

SCHEDULE 1.1A TO CREDIT AGREEMENT  Page 1

         "Applicable LC Rate (commercial)" means the Applicable LC Rate with respect to a commercial Facility LC.

         "Financials" means the annual or quarterly financial statements of the Parent and its Subsidiaries delivered pursuant to Section 6.1(a) or Section 6.1(b).

         "Level I Status" exists at any date if, as of the last day of the Fiscal Quarter of the Parent referred to in the most recent Financials, the Consolidated Debt Service Coverage Ratio for the preceding four Fiscal Quarters of the Parent is greater than 1.25 to 1.00 and less than or equal to 1.50 to 1.00.

         "Level II Status" exists at any date if, as of the last day of the Fiscal Quarter of the Parent referred to in the most recent Financials, the Consolidated Debt Service Coverage Ratio for the preceding four Fiscal Quarters of the Parent is greater than 1.51 to 1.00 and less than or equal to 2.00 to 1.00.

         "Level III Status" exists at any date if, as of the last day of the Fiscal Quarter of the Parent referred to in the most recent Financials, the Consolidated Debt Service Coverage Ratio for the preceding four Fiscal Quarters of the Parent is greater than 2.01 to 1.00 and less than or equal to 2.50 to 1.00.

         "Level IV Status" exists at any date if, as of the last day of the Fiscal Quarter of the Parent referred to in the most recent Financials, the Consolidated Debt Service Coverage Ratio for the preceding four Fiscal Quarters of the Parent is greater than 2.51 to 1.00 and less than or equal to 3.00 to 1.00.

         "Level V Status" exists at any date if, as of the last day of the Fiscal Quarter of the Parent referred to in the most recent Financials, the Consolidated Debt Service Coverage Ratio for the preceding four Fiscal Quarters of the Parent is greater than 3.01 to 1.00.

         "Performance Pricing Commencement Date" means the date which is five Business Days after delivery of the Parent's financial statements dated September 30, 2003 pursuant to Section 6.1(b).

         "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status, or Level V Status.

Subject to the terms of the Agreement, on and after the Performance Pricing Commencement Date the Applicable Margin, Applicable Unused Commitment Fee Rate, Applicable LC Rate (standby), Applicable LC Rate (commercial) and Applicable Acceptance Rate, respectively, shall be determined in accordance with the table set forth in clause (b) preceding based on the Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin, Applicable Unused Commitment Fee Rate, Applicable LC Rate (standby), Applicable LC Rate (commercial), or Applicable Acceptance Rate, respectively, as the case may be, shall be effective five Business Days after the Agent has received the applicable Financials. Concurrently with the

SCHEDULE 1.1A TO CREDIT AGREEMENT  Page 2

Agent's receipt of such Financials the Borrowers shall deliver or cause to be delivered to the Agent and the Lenders a certificate, signed by an Authorized Officer of the Parent, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margin, Applicable Unused Commitment Fee Rate, Applicable LC Rate (standby), Applicable LC Rate (commercial), or Applicable Acceptance Rate, as the case may be. If the Borrowers fail to deliver the Financials to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin, Applicable Unused Commitment Fee Rate, Applicable LC Rate (standby), Applicable LC Rate (commercial) and Applicable Acceptance Rate, respectively, shall, in each case, automatically be the highest applicable percentage set forth in the table set forth in clause (b) preceding until five Business Days after such Financials are so delivered.

SCHEDULE 1.1A TO CREDIT AGREEMENT  Page 3